UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21781

Pioneer Series Trust IV

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  July 31, 2021

Date of reporting period: August 1, 2020 through July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Multi-Asset Income Fund

Annual Report | July 31, 2021

A: PMAIX	C: PMACX	K: PMFKX	R: PMFRX	Y: PMFYX

Paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 1

President’s Letter

Dear Shareholders,

With the first half of 2021 now behind us, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in more severe virus cases and related hospitalizations, have had a positive effect on overall market sentiment, even as the emergence of highly infectious variants of the virus in certain areas has led to increased volatility.

While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.

With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.

Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income and capital gains tax rates on both individuals and businesses.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.

2 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering potential risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
September 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 3

Portfolio Management Discussion | 7/31/21

In the following interview, Marco Pirondini discusses Pioneer Multi-Asset Income Fund’s performance and investment strategies during the 12-month period ended July 31, 2021, along with his outlook for the coming months. Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), co-manages the Fund along with Howard Weiss, a vice president and a portfolio manager at Amundi US, and Michele Garau, a senior vice president and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended July 31, 2021?
A	The Fund’s Class A shares returned 20.66% at net asset value during the 12-month period ended July 31, 2021, while the Fund’s benchmarks, the Bloomberg US Aggregate Bond Index and the Morgan Stanley Capital International Index (MSCI) All Country World NR Index[1] returned -0.70% and 33.18%, respectively. During the same period, the average return of the 457 mutual funds in Morningstar’s World Allocation Funds category was 21.10%.
Q	How would you describe the global investment environment during the 12-month period ended July 31, 2021?
A	The past 12 months was a rewarding time for investors in global equities, and in so-called “riskier” assets in general. Global equity markets rallied in response to the massive stimulus measures enacted by monetary and fiscal authorities aimed at addressing the economic fallout caused by the COVID-19 pandemic. Investors’ preferences for growth and value stocks shifted back and forth over the period in response to economic conditions driven by the pandemic and the potential for the virus to either foster
1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

additional lockdowns during more severe outbreaks, or to allow for broader economic reopenings during times featuring fewer cases and hospitalizations. Both growth and value stocks ended up delivering gratifying results for the full 12-month period.

At the regional level, US and European stocks led the way, posting gains of 36.45% and 32.50%, respectively, for the 12-month period, while Japanese stocks returned 25.25% and emerging markets stocks returned 20.64%.

Meanwhile, global fixed-income markets experienced more muted performance, ending the period with relatively flat returns. During the first half of the period, global bonds rallied in response to the massive monetary stimulus from central banks around the globe, and on optimism about progress made towards an economic recovery. Credit spreads tightened, reflecting market expectations for a possible return to economic stability. However, interest-rate-sensitive assets such as government bonds sold off sharply in the first quarter of 2021. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) As the period progressed, inflation fears drove interest rates higher, including those on US Treasuries, German bunds, and Japanese government bonds. Commodity prices also rose, with crude oil trading at levels well above those seen before the onset of the pandemic.

During the second quarter of 2021, investors remained attuned to the risk that inflationary pressures might cause central banks to reverse course on their promised stimulus and begin tightening monetary policies. Those fears subsided, however, when the Federal Reserve (Fed) and the European Central Bank (ECB) indicated that it was still too early in the economic recovery to reduce stimulus, and that they believed inflationary pressures would be transitory.

By period-end, the Bloomberg Global Aggregate Bond Index had returned 0.78%. Given the relatively stronger US economic recovery, US fixed-income securities declined for the full 12-month period, as the Bloomberg US Aggregate Bond Index (the Bloomberg Index), the Fund’s fixed-income benchmark, returned -0.70%.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 5

Q	What factors drove the Fund’s benchmark-relative performance during the 12-month period ended July 31, 2021?
A	As a diversified*, multi-asset portfolio, the Fund’s returns have generally fallen in between those of the Bloomberg Index, a fixed-income index, and the MSCI All Country World (MSCI ACWI) Index, which measures the performance of global equities. That was the case for the 12-month period, as the Fund’s return fell shy of the MSCI ACWI Index’s performance, but exceeded the return of the Bloomberg Index.

The primary factor behind the Fund’s benchmark-relative performance for the 12-month period was security selection within equities. At the individual security level, the equity positions that contributed the most to the Fund’s relative returns over the period included KB Financial Group and CenterPoint Energy. KB Financial is a large Korean-based bank. The stock performed well for most of the period as the company completed a previous acquisition and released a solid earnings report in the fall of 2020.

CenterPoint Energy is a diversified utility company that, in our view, features attractive generation and transmission assets. The stock had traded at a discount to its intrinsic value, due to what we believed to be financial pressures the company had the potential to remedy through more prudent capital allocation. CenterPoint has spent the last 12 months rationalizing its balance sheet and improving net-free cash flow; that, in turn, has helped the stock to outperform the broader utilities benchmarks.

The Fund’s position in equity-linked notes (ELNs) also fueled positive relative returns over the 12-month period. ELNs are products that combine a fixed-income investment with the potential for additional returns tied to the performance of underlying equities or equity-related securities. ELNs seek to produce yield by selling volatility against a single equity, basket of equities, or equity index. They are, in effect, covered call strategies, in which a call option – or a contractual agreement to buy a security at a predetermined price and within a predetermined timeframe – against the underlying investment is sold to produce income. (Selling volatility entails seeking relatively expensive options of highly volatile investments, with the goal of selling the options at a higher-than-average price, in anticipation that they will lose value at a faster rate than lower-cost, comparable options might decline in value.) While ELNs still bear the price risk of the referenced stock(s), periods of

* Diversification does not assure a profit nor protect against loss.

6 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

elevated volatility may result in ELNs offering richer coupons, which in turn could help to mute volatility of net returns when compared to the actual owning of stock shares. ELNs are subject to additional risks and, of course, there is no assurance that investments in ELNs will be profitable.

Given the strength of the equity rally over the 12-month period, the largest detractors from the Fund’s benchmark-relative returns were the portfolio’s equity hedges. In addition to the ELN investments discussed earlier, we purchased equity hedges to help manage short-term market risk during the 12-month period. (Equity hedge investing consists of maintaining core portfolio holdings of equities, or common stock positions, offset with investments in equity index futures, such as Standard & Poor’s 500 options.) We continue to believe our hedging strategy may help to mitigate the market-volatility risks associated with holding common stocks in the portfolio over the long term.

The Fund’s security selection results within its allocation to high-yield bonds also detracted from benchmark-relative returns. Two sizeable portfolio positions in bonds issued by CenturyLink were the largest detractors from relative performance for the period. (The bonds were renamed “Lumen Technologies” in accordance with an acquisition consummated in December 2020). The bonds struggled due to the broader weakness in fixed-income markets when yields spiked in anticipation of higher inflation and the Fed’s messaging became more hawkish. (As bond yields rise, bond prices fall.) Multiple portfolio positions in Royal Bank of Canada (ELNs and convertible bonds) also detracted slightly from the Fund’s relative performance for the 12-month period.

Q	What changes did you make to the Fund’s positioning during the 12-month period ended July 31, 2021?
A	Throughout the period, we utilized the Fund’s flexibility to adjust its asset allocations as market conditions changed. During the first half of the period, when credit spreads tightened due to monetary intervention by central banks, we reduced the portfolio’s exposure to traditional fixed-income assets. We achieved that primarily by reducing the Fund’s exposure to high-yield securities, which had become less attractive, in our view. Over the last 12 months, securitized assets, such as mortgage-backed securities (MBS), have played an increasingly important role within the Fund’s fixed-income/surrogate fixed-income exposures through investments in equity mortgage real-estate investment trusts (REITs). We slightly increased the Fund’s REIT weighting, given the

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 7

relatively more attractive yields available on a risk/return basis. Within MBS overall, we focused on investments in securities tied to the strong housing market, and later to the commercial real-estate market through REITs involved with the origination and creation of mortgages. We also raised the Fund’s levels of exposure to insurance-linked securities (ILS) and emerging markets bonds to help maintain portfolio diversification. ELNs remained an important part of our investment strategy, due to what we view as compelling yield-generation opportunities that have been helping to offset the yield compression experienced by other income-producing securities.

During the second half of the period, we kept the portfolio diversified in smaller bond positions within certain sectors, including securitized credit, emerging markets (Indonesia and Brazil), and ILS. In the second quarter of 2021, we increased the Fund’s allocation to bank loans, due to their variable-rate characteristics and senior positions in the corporate capital structure. We also increased exposure to emerging markets bonds in Brazil, given the attractive yields available in a country where COVID-19 cases had been falling and inflationary pressures were easing.

The Fund’s equity positions remained allocated across sectors and geographies. During the second half of the period, we increased the portfolio’s exposure to the cyclical areas of the market, namely, global financials and energy companies that have typically shown a positive performance correlation to rising interest rates. We believe stocks of more cyclical, or economically-sensitive, companies may continue to recover if economic growth eventually stabilizes and corporate earnings improve in the coming quarters.

The Fund had exposure to banks in northeast Asia with solid capital ratios and a history of paying strong dividends**. We also focused on owning shares of large European and US financial institutions and investment managers, many of which are “best in class,” in our view. We believe valuations and income opportunities in the energy sector have remained compelling as well. The portfolio’s exposures to that area of the market currently include large integrated oil companies in Europe and Japan, US energy infrastructure investments through master limited partnerships (MLPs), and multinational oil-and-gas companies.

Finally, in an effort to help balance the portfolio, we invested the Fund in non-cyclical sectors with less exposure to the ebbs and flows of the economy. Those investments included positions in pharmaceutical companies and utilities with what we viewed as depressed valuations and stable dividend histories.

** Dividends are not guaranteed.

8 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Q	Did the Fund’s monthly distributions*** to shareholders change during the 12-month period ended July 31, 2021?
A	During a challenging period of historically low interest rates, the Fund’s distribution rate remained relatively stable over the 12-month period. We believe the investment decisions we made during the period, which we detailed earlier, helped us to maintain a solid level of distributions/income generated by the Fund. We feel this result is a testament to the Fund’s flexible, “go-anywhere” investment approach and multi-asset portfolio construction that distinguishes it from many of its peers, and may potentially provide investors with an effective way to navigate complex market environments.
Q	Did the Fund have exposure to derivative investments during the 12-month period ended July 31, 2021, and did the derivatives have an effect on the Fund’s benchmark-performance?
A	Yes. As we discussed earlier, the Fund had exposure to ELNs and equity hedges during the period. The ELNs aided relative performance; however, while the equity hedges helped backstop the portfolio during times when the market sold off, they ended up detracting from benchmark-relative returns over the full 12-month period, given the very strong equity-market performance in almost every geographical region.
Q	What is your outlook for the coming months?
A	We are sanguine in our outlook, while being mindful of events transpiring around us. Over the final weeks of the 12-month period, COVID-19 cases were spiking due to the fast-spreading “Delta” variant, despite widespread vaccine distributions in some areas. In addition, China had issued a series of regulatory crackdowns on some of the country’s largest technology companies; geopolitical risks were rising; and the Fed was contemplating a timeline for tapering its asset-purchase program enacted at the height of the pandemic-induced market turmoil in the spring of 2020.

Against this backdrop, we believe our efforts to try to reduce portfolio risk by decreasing the Fund’s overall fixed-income allocation, increasing its cash position, and tilting the equity allocation toward the more value-oriented and cyclical sectors is a prudent, lower-risk approach for the current market environment.

Please refer to the Schedule of Investments on pages 22–46 for a full listing of Fund securities.

*** Distributions are not guaranteed.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 9

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Equity-linked notes (ELNs) may not perform as expected and could cause the Fund to realize significant losses including its entire principal investment. Other risks include the risk of counterparty default, liquidity risk and imperfect correlation between ELNs and the underlying securities.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

10 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in master limited partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and any underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and any underlying funds in which the Fund invests may employ employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your investment professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 11

12 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Portfolio Summary | 7/31/21

Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

(i) Pioneer Floating Rate Fund, Inc. is an affiliated fund managed by Amundi Asset Management US, Inc.

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Pfizer, Inc.	4.20%
2.	Royal Dutch Shell Plc, Class B (A.D.R.)	3.52
3.	KB Financial Group, Inc.	3.25
4.	Lumen Technologies, Inc., 7.65%, 3/15/42	2.55
5.	Lumen Technologies, Inc., 7.6%, 9/15/39	2.46
6.	Deutsche Telekom AG	2.06
7.	AbbVie, Inc.	2.04
8.	Gilead Sciences, Inc.	1.99
9.	Mitsubishi UFJ Financial Group, Inc.	1.71
10.	MPLX LP	1.42

* Excludes temporary cash investments and all derivative contracts except for options purchased.
The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 13

Prices and Distributions | 7/31/21

Net Asset Value per Share

Class	7/31/21	7/31/20
A	$11.67	$10.17
C	$11.63	$10.13
K	$12.02	$10.47
R	$11.64	$10.19
Y	$11.63	$10.13

Distributions per Share: 8/1/20–7/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.5585	$ —	$ —
C	$0.4686	$ —	$ —
K	$0.6068	$ —	$ —
R	$0.4803	$ —	$ —
Y	$0.5788	$ —	$ —

Index Definitions

The Bloomberg US Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World NR Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 15–19.

14 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Performance Update | 7/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns

(As of July 31, 2021)

				MSCI
			Bloomberg	All
	Net	Public	US	Country
	Asset	Offering	Aggregate	World
	Value	Price	Bond	NR
Period	(NAV)	(POP)	Index	Index
Since
inception
12/22/11	7.73%	7.22%	3.18%	11.89%
5 years	7.83	6.85	3.13	13.81
1 year	20.66	15.23	-0.70	33.18

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross	Net
0.95%	0.91%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 15

Performance Update | 7/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns

(As of July 31, 2021)

				MSCI
			Bloomberg	All
			US	Country
			Aggregate	World
	If	If	Bond	NR
Period	Held	Redeemed	Index	Index
Since
inception
12/22/11	6.85%	6.85%	3.18%	11.89%
5 years	6.96	6.96	3.13	13.81
1 year	19.78	19.78	-0.70	33.18

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross
1.72%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Performance Update | 7/31/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns

(As of July 31, 2021)

			MSCI
		Bloomberg	All
	Net	US	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
Since
inception
12/22/11	8.26%	3.18%	11.89%
5 years	8.51	3.13	13.81
1 year	21.05	-0.70	33.18

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross
0.64%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 17

Performance Update | 7/31/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns

(As of July 31, 2021)

			MSCI
		Bloomberg	All
	Net	US	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
Since
inception
12/22/11	7.30%	3.18%	11.89%
5 years	7.04	3.13	13.81
1 year	19.27	-0.70	33.18

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross
1.69%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

18 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Performance Update | 7/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns

(As of July 31, 2021)

			MSCI
		Bloomberg	All
	Net	US	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
Since
inception
12/22/11	7.91%	3.18%	11.89%
5 years	8.00	3.13	13.81
1 year	20.97	-0.70	33.18

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross	Net
0.74%	0.71%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from February 1, 2021 through July 31, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/21
Ending Account Value	$1,088.60	$1,084.67	$1,090.05	$1,080.34	$1,090.02
(after expenses)
on 7/31/21
Expenses Paid	$4.40	$8.48	$2.95	$9.28	$3.37
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.64%, 0.57%, 1.80%, and 0.65% for class A, C, K, R, and Y respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).

20 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2021 through July 31, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/21
Ending Account Value	$1,020.58	$1,016.66	$1,021.97	$1,015.87	$1,021.57
(after expenses)
on 7/31/21
Expenses Paid	$4.26	$8.20	$2.86	$9.00	$3.26
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.64%, 0.57%, 1.80%, and 0.65% for class A, C, K, R, and Y respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 21

Schedule of Investments | 7/31/21

Shares		Value
	UNAFFILIATED ISSUERS — 96.7%
	COMMON STOCKS — 54.0% of Net Assets
	Aerospace & Defense — 0.6%
556,567	Hensoldt AG	$ 9,700,028
	Total Aerospace & Defense	$ 9,700,028
	Air Freight & Logistics — 0.6%
431,634	Cia de Distribucion Integral Logista Holdings SA	$ 9,298,411
	Total Air Freight & Logistics	$ 9,298,411
	Airlines — 0.1%
71,352(a)	JET2 Plc	$ 1,230,646
	Total Airlines	$ 1,230,646
	Automobiles — 1.3%
1,038,427	Stellantis NV	$ 19,932,464
	Total Automobiles	$ 19,932,464
	Banks — 11.2%
1,378,686(a)	ABN AMRO Bank NV (144A)	$ 16,056,382
11,296,000	Bank of China, Ltd., Class H	3,923,383
14,567(a)	BAWAG Group AG (144A)	828,300
1,543,100	Grupo Financiero Banorte SAB de CV, Class O	9,982,765
203,024	Hana Financial Group, Inc.	7,648,960
1,395,000	Itau Unibanco Holding SA	8,143,984
1,111,793	KB Financial Group, Inc.	49,454,582
4,921,800	Mitsubishi UFJ Financial Group, Inc.	25,941,973
5,687,910	Natwest Group Plc	15,993,504
565,200	Sumitomo Mitsui Financial Group, Inc.	19,027,962
87,700	Sumitomo Mitsui Trust Holdings, Inc.	2,873,393
346,715	Wells Fargo & Co.	15,928,087
	Total Banks	$ 175,803,275
	Beverages — 0.5%
180,000	Asahi Group Holdings, Ltd.	$ 8,054,121
	Total Beverages	$ 8,054,121
	Biotechnology — 2.0%
266,200	AbbVie, Inc.	$ 30,959,060
	Total Biotechnology	$ 30,959,060
	Capital Markets — 1.1%
189,021	AllianceBernstein Holding LP, Class Miscella	$ 9,124,044
5,225	Artisan Partners Asset Management, Inc.	251,270
130,191	Brightsphere Investment Group, Inc.	3,253,473
83,870	Lazard, Ltd.	3,958,664
98,712	UBS Group AG	1,627,049
	Total Capital Markets	$ 18,214,500

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Shares		Value
Chemicals — 0.1%
1,814,382	Chevron Lubricants Lanka Plc	$ 1,027,695
	Total Chemicals	$ 1,027,695
Construction & Engineering — 0.6%
17,839,500	Sinopec Engineering Group Co., Ltd., Class H	$ 10,166,199
	Total Construction & Engineering	$ 10,166,199
Diversified Financial Services — 0.2%
188,900	ORIX Corp.	$ 3,290,755
	Total Diversified Financial Services	$ 3,290,755
Diversified Telecommunication Services — 2.5%
219,026	AT&T, Inc.	$ 6,143,679
1,506,573	Deutsche Telekom AG	31,269,093
112,563	Lumen Technologies, Inc.	1,403,661
	Total Diversified Telecommunication Services	$ 38,816,433
Electric Utilities — 0.6%
236,121	FirstEnergy Corp.	$ 9,048,157
	Total Electric Utilities	$ 9,048,157
Electrical Equipment — 0.2%
204,500	Mitsubishi Electric Corp.	$ 2,750,143
	Total Electrical Equipment	$ 2,750,143
Financials — 0.5%
119,088	Citigroup, Inc.	$ 8,052,731
	Total Financials	$ 8,052,731
Food & Staples Retailing — 1.7%
45,252	Magnit PJSC	$ 3,311,974
662,288	Magnit PJSC (G.D.R.)	9,679,339
265,200	Seven & i Holdings Co., Ltd.	11,762,504
48,325	X5 Retail Group NV (G.D.R.)	1,564,764
	Total Food & Staples Retailing	$ 26,318,581
Gas Utilities — 0.7%
519,203	Enagas SA	$ 11,917,378
	Total Gas Utilities	$ 11,917,378
Health Care — 1.9%
443,686	Gilead Sciences, Inc.	$ 30,299,317
	Total Health Care	$ 30,299,317
Household Durables — 0.5%
180,737	Persimmon Plc	$ 7,291,621
	Total Household Durables	$ 7,291,621
Information Technology — 0.9%
271,275	Cisco Systems, Inc.	$ 15,020,497
	Total Information Technology	$ 15,020,497

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 23

Schedule of Investments | 7/31/21 (continued)

Shares		Value
	Insurance — 2.6%
14,122	Allianz SE	$ 3,516,039
26,813	AXA SA	695,554
129,635	Hartford Financial Services Group, Inc.	8,247,379
34,799	NN Group NV	1,729,935
583,181	Old Republic International Corp.	14,381,244
908,000	Ping An Insurance Group Co. of China, Ltd., Class H	7,960,199
144,800	Power Corp. of Canada	4,620,326
	Total Insurance	$ 41,150,676
	IT Services — 0.8%
87,064	International Business Machines Corp.	$ 12,272,541
	Total IT Services	$ 12,272,541
	Leisure Products — 0.1%
5,134,000	Honma Golf, Ltd. (144A)	$ 2,397,368
	Total Leisure Products	$ 2,397,368
	Metals & Mining — 0.8%
92,247	Rio Tinto Plc	$ 7,818,684
228,156	Teck Resources, Ltd., Class B	5,211,083
	Total Metals & Mining	$ 13,029,767
	Mortgage Real Estate Investment Trusts (REITs) — 2.8%
599,658	AGNC Investment Corp.	$ 9,516,572
460,130	Annaly Capital Management, Inc.	3,906,504
404,749	Ladder Capital Corp., Class A	4,622,234
961,952	New Residential Investment Corp.	9,388,651
346,642	Starwood Property Trust, Inc.	9,023,091
1,241,431	Two Harbors Investment Corp.	7,957,573
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 44,414,625
	Oil, Gas & Consumable Fuels — 11.1%
773,832	Avance Gas Holding, Ltd. (144A)	$ 3,277,212
1,083,451	BW LPG, Ltd. (144A)	6,259,781
482,800	Enable Midstream Partners LP	4,036,208
753,700	ENEOS Holdings, Inc.	3,155,439
1,914,364	Energy Transfer LP	18,875,629
201,954	Enterprise Products Partners LP	4,558,102
1,311,400	Inpex Corp.	9,260,034
47,954	LUKOIL PJSC (A.D.R.)	4,118,769
49,022	Magellan Midstream Partners LP	2,284,425
298,317	Marathon Petroleum Corp.	16,473,065
759,733	MPLX LP	21,561,223
500,737	PBF Logistics LP	6,840,067
1,455,849	Rosneft Oil Co. PJSC (G.D.R.)	10,712,137
1,352,488	Royal Dutch Shell Plc, Class B (A.D.R.)	53,490,900

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Shares		Value
Oil, Gas & Consumable Fuels — (continued)
202,020	Shell Midstream Partners LP	$ 2,797,977
149,232	TotalEnergies SE	6,493,311
	Total Oil, Gas & Consumable Fuels	$ 174,194,279
Pharmaceuticals — 5.3%
102,800	Eisai Co., Ltd.	$ 8,413,762
585,833	GlaxoSmithKline Plc	11,539,027
1,492,561	Pfizer, Inc.	63,896,536
	Total Pharmaceuticals	$ 83,849,325
Semiconductors & Semiconductor Equipment — 0.5%
23,947	MKS Instruments, Inc.	$ 3,746,269
23,782	QUALCOMM, Inc.	3,562,543
	Total Semiconductors & Semiconductor Equipment	$ 7,308,812
Software — 0.7%
72,635(a)	VMware, Inc.	$ 11,166,905
	Total Software	$ 11,166,905
Technology Hardware, Storage & Peripherals — 1.0%
339,000	Asustek Computer, Inc.	$ 4,258,581
758,222	Hewlett Packard Enterprise Co.	10,994,219
	Total Technology Hardware, Storage & Peripherals	$ 15,252,800
Trading Companies & Distributors — 0.5%
39,900	Inaba Denki Sangyo Co., Ltd.	$ 968,826
112,900	Mitsubishi Corp.	3,149,741
159,400	Mitsui & Co., Ltd.	3,630,088
	Total Trading Companies & Distributors	$ 7,748,655
TOTAL COMMON STOCKS
	(Cost $764,516,311)	$ 849,977,765
PREFERRED STOCK — 0.1% of Net Assets
7,000	Qurate Retail, Inc., 8.0%, 3/15/31	$ 759,360
TOTAL PREFERRED STOCK
	(Cost $698,222)	$ 759,360

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 0.4%
	of Net Assets
1,150,000	American Credit Acceptance Receivables Trust, Series
	2021-3, Class F, 3.64%, 5/15/28 (144A)	$ 1,149,467
575,000	AMSR Trust, Series 2020-SFR2, Class G, 4.0%,
	7/17/37 (144A)	587,412
852,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%,
	1/20/28 (144A)	851,832
2,400,000	JPMorgan Chase Bank NA - CACLN, Series 2021-2, Class G,
	8.482%, 12/26/28 (144A)	2,402,399

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 25

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES (continued)
500,000	Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)	$ 475,000
800,000(b)	STAR Trust, Series 2021-SFR1, Class H, 4.54% (1 Month
	USD LIBOR + 445 bps), 4/17/38 (144A)	810,485
	TOTAL ASSET BACKED SECURITIES
	(Cost $6,227,479)	$ 6,276,595
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	4.2% of Net Assets
290,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class B1, 6.439%
	(1 Month USD LIBOR + 635 bps), 10/25/30 (144A)	$ 305,163
2,100,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.939%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	2,209,664
470,000(b)	Bellemeade Re, Ltd., Series 2020-4A, Class B1, 5.089%
	(1 Month USD LIBOR + 500 bps), 6/25/30 (144A)	470,001
1,900,000(c)	CFMT LLC, Series 2020-HB4, Class M4, 4.948%,
	12/26/30 (144A)	1,904,207
1,270,000(c)	CFMT LLC, Series 2020-HB4, Class M5, 6.0%,
	12/26/30 (144A)	1,273,441
1,000,000(c)	CFMT LLC, Series 2021-HB5, Class M4, 5.683%,
	2/25/31 (144A)	997,710
4,100,000(b)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class B1, 9.339% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	4,345,180
2,700,000(b)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.589% (1 Month
	USD LIBOR + 450 bps), 4/25/29 (144A)	2,708,577
4,430,000(b)	Eagle Re, Ltd., Series 2020-2, Class B1, 7.089% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	4,561,475
2,670,000(b)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.689% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	2,739,509
2,900,000(b)	Eagle Re, Ltd., Series 2021-1, Class M2, 4.5% (SOFR30A +
	445 bps), 10/25/33 (144A)	3,064,736
1,460,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.189% (1 Month USD LIBOR + 510 bps),
	6/25/50 (144A)	1,526,722
1,100,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B2, 9.439% (1 Month USD LIBOR + 935 bps),
	6/25/50 (144A)	1,349,039
1,065,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.85% (SOFR30A + 480 bps), 10/25/50 (144A)	1,135,554
2,300,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B2, 11.55% (SOFR30A + 1,150 bps),
	10/25/50 (144A)	3,031,584
850,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B1, 3.05% (SOFR30A + 300 bps), 12/25/50 (144A)	856,805
2,675,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.7% (SOFR30A + 565 bps), 12/25/50 (144A)	2,892,229
2,500,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.339% (1 Month USD LIBOR + 525 bps),
	9/25/50 (144A)	2,636,609
3,180,000(b)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.8% (SOFR30A + 475 bps), 1/25/51 (144A)	3,209,840

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
2,170,000(b)	Freddie Mac Stacr Remic Trust, Series 2021-DNA3,
	Class B2, 6.3% (SOFR30A + 625 bps), 10/25/33 (144A)	$ 2,494,074
4,280,000(b)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5,
	Class B2, 5.55% (SOFR30A + 550 bps), 1/25/34 (144A)	4,451,331
3,410,000(b)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.05% (SOFR30A + 500 bps), 8/25/33 (144A)	3,454,577
1,423,314(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2015-HQ1, Class B, 10.839% (1 Month USD LIBOR +
	1,075 bps), 3/25/25	1,418,626
1,900,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 7.45% (SOFR30A +
	740 bps), 11/25/50 (144A)	2,230,361
18,007	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	11,746
176,418	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25%, 11/25/32 (144A)	4,357
430,000(b)	Home Re, Ltd., Series 2020-1, Class B1, 7.089% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	438,379
1,690,000(b)	Home Re, Ltd., Series 2020-1, Class M2, 5.339% (1 Month
	USD LIBOR + 525 bps), 10/25/30 (144A)	1,722,314
3,170,000(b)	Home Re, Ltd., Series 2021-2, Class B1, 4.193% (SOFR30A +
	415 bps), 1/25/34 (144A)	3,169,987
1,550,000(b)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.339%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	1,632,316
400,000(b)	Traingle Re, Ltd., Series 2020-1, Class B1, 7.839%
	(1 Month USD LIBOR + 775 bps), 10/25/30 (144A)	421,270
1,360,000(b)	Traingle Re, Ltd., Series 2020-1, Class M2, 5.689%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	1,376,541
560,000(b)	Traingle Re, Ltd., Series 2021-1, Class B1, 4.589%
	(1 Month USD LIBOR + 450 bps), 8/25/33 (144A)	563,650
310,000(c)	Verus Securitization Trust, Series 2020-INV1, Class B1,
	5.75%, 3/25/60 (144A)	325,131
430,000(c)	Verus Securitization Trust, Series 2020-INV1, Class B2,
	6.0%, 3/25/60 (144A)	447,232
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $62,268,261)	$ 65,379,937
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	0.2% of Net Assets
275,000(b)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class B1, 7.8% (SOFR30A + 775 bps),
	1/25/51 (144A)	$ 326,776
2,500,000(b)	Multifamily Connecticut Avenue Securities Trust, Series
	2020-01, Class M10, 3.839% (1 Month USD LIBOR +
	375 bps), 3/25/50 (144A)	2,619,609
304,050(c)	Sutherland Commercial Mortgage Loans, Series 2017-SBC6,
	Class A, 3.192%, 5/25/37 (144A)	302,604
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $2,617,898)	$ 3,248,989

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 27

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	CONVERTIBLE CORPORATE BOND — 0.4% of Net
	Assets
	Banks — 0.4%
99,200	Royal Bank of Canada, 8.12%, 6/14/22 (144A)	$ 6,587,872
	Total Banks	$ 6,587,872
	TOTAL CONVERTIBLE CORPORATE BOND
	(Cost $6,455,033)	$ 6,587,872
	CORPORATE BONDS — 15.1% of Net Assets
	Advertising — 0.4%
1,860,000	Clear Channel Outdoor Holdings, Inc., 7.5%, 6/1/29 (144A)	$ 1,928,076
570,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
	4/15/28 (144A)	594,408
3,444,000(d)	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	3,507,025
	Total Advertising	$ 6,029,509
	Airlines — 0.2%
483,420	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	$ 564,070
1,720,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.5%, 6/20/27 (144A)	1,870,500
	Total Airlines	$ 2,434,570
	Auto Parts & Equipment — 0.3%
2,617,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 2,704,369
1,773,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	1,908,386
	Total Auto Parts & Equipment	$ 4,612,755
	Banks — 2.7%
102,800	Credit Suisse AG, 0.0%, 5/10/22	$ 3,521,393
1,818,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	1,886,175
8,650,000(c)(e)	ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)	9,681,513
5,857,000(c)(e)	Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
	Rate + 450 bps)	6,818,941
8,125,000(c)(e)	Natwest Group Plc, 8.0% (5 Year USD Swap Rate + 572 bps)	9,592,538
24,300	Toronto-Dominion Bank, 9.68%, 4/11/22	3,579,499
223,400	Toronto-Dominion Bank, 18.38%, 3/22/22	7,263,404
	Total Banks	$ 42,343,463
	Commercial Services — 0.2%
2,255,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	$ 2,471,705
	Total Commercial Services	$ 2,471,705
	Diversified Financial Services — 4.2%
106,000	Citigroup Global Markets Holdings, Inc., 8.66%, 7/6/22	$ 4,860,100
11,800	Citigroup Global Markets Holdings, Inc., 10.25%,
	4/11/22 (144A)	3,797,004
128,000	Citigroup Global Markets Holdings, Inc., 10.66%,
	2/15/22 (144A)	9,013,760

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	Diversified Financial Services — (continued)
23,900	Citigroup Global Markets Holdings, Inc., 10.8%,
	4/11/22 (144A)	$ 3,324,012
94,400	Citigroup Global Markets Holdings, Inc., 10.99%,
	6/10/22 (144A)	4,201,744
76,700	Citigroup Global Markets Holdings, Inc., 11.52%,
	5/3/22 (144A)	4,187,820
41,200	Citigroup Global Markets Holdings, Inc., 12.55%,
	4/11/22 (144A)	3,380,460
62,800	Citigroup Global Markets Holdings, Inc., 12.96%,
	4/11/22 (144A)	3,579,600
65,900	Goldman Sachs International, 11.01%, 2/23/22	9,256,841
46,400	Goldman Sachs International, 13.27%, 2/15/22	7,095,952
105,600	Goldman Sachs International, 16.4%, 3/22/22	5,683,920
44,100	Merrill Lynch International & Co. CV, 0.136%, 5/13/22	1,704,024
2,920,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	2,978,400
2,710,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	10.5%, 6/1/24 (144A)	2,942,518
	Total Diversified Financial Services	$ 66,006,155
	Entertainment — 0.3%
4,396,000	Scientific Games International, Inc., 8.25%,
	3/15/26 (144A)	$ 4,665,299
	Total Entertainment	$ 4,665,299
	Media — 0.0%†
724,000	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	6.625%, 8/15/27 (144A)	$ 286,885
	Total Media	$ 286,885
	Oil & Gas — 0.1%
3,932,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%, 2/15/28	$ 2,053,644
ARS 22,000,000	YPF SA, 16.5%, 5/9/22 (144A)	216,155
	Total Oil & Gas	$ 2,269,799
	Pipelines — 0.4%
2,200,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	$ 2,238,500
1,669,000(c)(e)	Energy Transfer LP, 6.25% (3 Month USD LIBOR + 403 bps)	1,503,368
3,328,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	3,244,800
	Total Pipelines	$ 6,986,668
	Retail — 0.2%
3,180,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 3,148,200
	Total Retail	$ 3,148,200
	Telecommunications — 4.8%
32,801,000	Lumen Technologies, Inc., 7.6%, 9/15/39	$ 37,380,675
34,322,000	Lumen Technologies, Inc., 7.65%, 3/15/42	38,785,233
	Total Telecommunications	$ 76,165,908

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 29

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
Transportation — 1.3%
2,065,000	Danaos Corp., 8.5%, 3/1/28 (144A)	$ 2,225,038
140,100	UBS AG, 8.6%, 4/26/22	6,177,009
158,500	UBS AG, 11.1%, 5/27/22	12,415,305
	Total Transportation	$ 20,817,352
TOTAL CORPORATE BONDS
	(Cost $218,103,637)	$ 238,238,268
FOREIGN GOVERNMENT BONDS — 3.0%
of Net Assets
Brazil — 2.8%
BRL 99,891,000	Brazil Notas do Tesouro Nacional Serie F, 10.0%, 1/1/29	$ 19,938,860
BRL100,697,000	Brazil Notas do Tesouro Nacional Serie F, 10.0%, 1/1/31	19,917,853
BRL 22,146,000	Brazilian Government International Bond, 10.25%, 1/10/28	4,465,213
	Total Brazil	$ 44,321,926
Trinidad — 0.2%
2,113,000	Trinidad & Tobago Government International Bond, 4.5%,
	8/4/26 (144A)	$ 2,231,878
	Total Trinidad	$ 2,231,878
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $48,746,751)	$ 46,553,804
INSURANCE-LINKED SECURITIES — 3.5% of
Net Assets#
Event Linked Bonds — 1.8%
Earthquakes – U.S. — 0.1%
250,000(b)	Sakura Re, Ltd., 4.041% (3 Month U.S. Treasury Bill +
	400 bps), 4/7/25 (144A)	$ 254,050
500,000(b)	Torrey Pines Re Pte, Ltd., 4.041% (3 Month U.S. Treasury
	Bill + 400 bps), 6/7/24 (144A)	499,200
$ 753,250
Inland Flood – U.S. — 0.1%
1,350,000(b)	FloodSmart Re, 13.043% (3 Month U.S. Treasury Bill +
	1,300 bps), 3/1/24 (144A)	$ 1,340,550
500,000(b)	FloodSmart Re, 15.123% (3 Month U.S. Treasury Bill +
	1,508 bps), 2/27/23 (144A)	483,650
$ 1,824,200
Multiperil – Florida — 0.0%†
250,000(b)	Sanders Re II, 5.471% (3 Month U.S. Treasury Bill +
	543 bps), 6/7/23 (144A)	$ 251,475
Multiperil – Jamaica — 0.0%†
750,000	International Bank for Reconstruction & Development,
	0.0%, 12/29/23	$ 749,625
Multiperil – U.S. — 0.5%
700,000(b)	Bonanza Re, 4.913% (3 Month U.S. Treasury Bill +
	487 bps), 2/20/24 (144A)	$ 703,640

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	Multiperil – U.S. — (continued)
250,000(b)	Caelus Re VI, 5.423% (3 Month U.S. Treasury Bill +
	538 bps), 6/7/23 (144A)	$ 255,325
1,250,000(b)	Easton Re Pte, 4.043% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	1,255,625
500,000(b)	Four Lakes Re, 7.043% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	501,850
500,000(b)	Four Lakes Re, 9.543% (3 Month U.S. Treasury Bill +
	950 bps), 1/5/24 (144A)	501,850
500,000(b)	Herbie Re, 9.043% (3 Month U.S. Treasury Bill +
	900 bps), 1/8/25 (144A)	522,750
1,000,000(b)	Residential Reinsurance 2020, 6.551% (3 Month U.S.
	Treasury Bill + 651 bps), 12/6/24 (144A)	1,011,000
1,250,000(b)	Sanders Re II, Ltd., 3.541% (3 Month U.S. Treasury Bill +
	350 bps), 4/7/25 (144A)	1,247,125
1,250,000(b)	Sussex Capital UK Pcc, Ltd., 7.791% (3 Month U.S.
	Treasury Bill + 775 bps), 1/8/25 (144A)	1,276,750
		$ 7,275,915
	Multiperil – U.S. & Canada — 0.3%
250,000(b)	Kilimanjaro III Re, Ltd., 4.293% (3 Month U.S. Treasury
	Bill + 425 bps), 4/21/25 (144A)	$ 252,650
250,000(b)	Kilimanjaro III Re, Ltd., 4.293% (3 Month U.S. Treasury
	Bill + 425 bps), 4/20/26 (144A)	252,950
250,000(b)	Kilimanjaro III Re, Ltd., 4.543% (3 Month U.S. Treasury
	Bill + 450 bps), 4/21/25 (144A)	252,375
250,000(b)	Kilimanjaro III Re, Ltd., 4.543% (3 Month U.S. Treasury
	Bill + 450 bps), 4/20/26 (144A)	252,950
250,000(b)	Kilimanjaro III Re, Ltd., 11.293% (3 Month U.S. Treasury
	Bill + 1,125 bps), 4/21/25 (144A)	249,700
250,000(b)	Kilimanjaro III Re, Ltd., 11.293% (3 Month U.S. Treasury
	Bill + 1,125 bps), 4/20/26 (144A)	250,325
250,000(b)	Mona Lisa Re, 8.043% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	251,350
500,000(b)	Mona Lisa Re, Ltd., 7.043% (3 Month U.S. Treasury Bill +
	700 bps), 7/8/25 (144A)	502,400
1,500,000(b)	Mystic Re IV, Ltd., 5.543% (3 Month U.S. Treasury Bill +
	550 bps), 1/8/25 (144A)	1,500,450
500,000(b)	Vista Re, Ltd., 6.791% (3 Month U.S. Treasury Bill +
	675 bps), 5/21/24 (144A)	502,150
		$ 4,267,300
	Multiperil – U.S. & Canada — 0.1%
500,000(b)	Mystic Re IV Ltd., 10.793% (3 Month U.S. Treasury Bill +
	1,075 bps), 1/8/25 (144A)	$ 499,550
500,000(b)	Mystic Re IV, Ltd., 9.043% (3 Month U.S. Treasury Bill +
	900 bps), 1/8/24 (144A)	510,250
		$ 1,009,800

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 31

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. Regional — 0.0%†
750,000(b)	Long Point Re III 2018, 2.793% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	$ 752,175
Multiperil – Worldwide — 0.1%
1,000,000(b)	Northshore Re II, 5.793% (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 1,025,000
Pandemic – U.S. — 0.0%†
250,000(b)	Vitality Re XI, 1.841% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 243,850
Windstorm – Florida — 0.1%
1,250,000(b)	First Coast Re III Pte, Ltd., 6.043% (3 Month U.S. Treasury
	Bill + 600 bps), 4/7/25 (144A)	$ 1,248,875
750,000(b)	Merna Reinsurance II, Ltd., 5.5% (3 Month U.S. Treasury
	Bill + 550 bps), 7/8/24 (144A)	757,500
$ 2,006,375
Windstorm – Japan — 0.0%†
500,000(b)	Sakura Re, Ltd., 2.291% (3 Month U.S. Treasury Bill +
	225 bps), 4/7/25 (144A)	$ 506,250
Windstorm – North Carolina — 0.1%
1,000,000(b)	Cape Lookout Re, Ltd., 3.293% (1 Month U.S. Treasury
	Bill + 325 bps), 3/22/24 (144A)	$ 1,000,500
Windstorm – Texas — 0.1%
1,250,000(b)	Alamo Re, Ltd., 4.043% (3 Month U.S. Treasury Bill +
	400 bps), 6/7/24 (144A)	$ 1,264,375
Windstorm – U.S. — 0.0%†
500,000(b)	Bonanza Re, 4.793% (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 501,900
Windstorm – U.S. Regional — 0.3%
500,000	Matterhorn Re, 12/7/21 (144A)	$ 477,900
750,000(b)	Matterhorn Re, 4.341% (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	755,175
2,000,000(b)	Matterhorn Re, 5.591% (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	1,998,000
500,000(b)	Matterhorn Re, 10.043% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	503,100
250,000(b)	Matterhorn Re 2020-2, 6.293% (3 Month U.S. Treasury
	Bill + 625 bps), 12/7/21 (144A)	249,125
$ 3,983,300
	Total Event Linked Bonds	$ 27,415,290

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Face
Amount
USD ($)		Value
	Collateralized Reinsurance — 0.4%
	Multiperil – Massachusetts — 0.0%†
500,000+(a)(f)	Denning Re 2021, 7/31/25	$ 490,982
	Multiperil – U.S. — 0.3%
1,800,000+(a)(f)	Ballybunion Re, 2/28/22	$ 1,881,100
1,500,000+(a)(f)	Ballybunion Re 2020-3, 7/31/24	1,549,350
300,000+(f)	Dingle Re 2019, 2/1/22	6,158
250,000+(a)(f)	Dingle Re 2020, 12/31/21	258,623
		$ 3,695,231
	Multiperil – U.S. Regional — 0.0%†
500,000+(a)(f)	Alisa Re 2021, 6/30/25	$ 503,135
	Multiperil – Worldwide — 0.1%
700,000+(a)(f)	Cypress Re 2017, 1/31/22	$ 70
500,000+(a)(f)	Limestone Re, 3/1/24 (144A)	116,600
12,000+(f)	Limestone Re 2016-1, 8/31/21	675
12,000+(f)	Limestone Re 2016-1, 8/31/21	675
250,000+(a)(f)	Merion Re 2021-1, 12/31/24	232,209
250,000+(a)(f)	Old Head Re 2021, 12/31/24	225,331
700,000+(a)(f)	Resilience Re, 5/1/22	—
300,000+(a)(f)	Walton Health Re 2019, 6/30/22	252,102
250,000+(f)	Walton Health Re 2021, 1/15/24	220,123
		$ 1,047,785
	Windstorm – Florida — 0.0%†
250,000+(a)(f)	Isosceles Re 2021, 6/30/25	$ 230,350
	Windstorm – U.S. Multistate — 0.0%†
250,000+(f)	White Heron Re 2021, 6/30/25	$ 242,645
	Windstorm – U.S. Regional — 0.0%†
500,000+(a)(f)	Isosceles Insurance Ltd., 7/10/23	$ 498,750
250,000+(a)(f)	Oakmont Re 2017, 4/30/21	7,350
		$ 506,100
	Total Collateralized Reinsurance	$ 6,716,228
	Industry Loss Warranties — 0.0%†
	Windstorm – U.S. Regional — 0.0%†
500,000+(f)	Streamsong Re 2021, 1/15/24	$ 472,198
	Total Industry Loss Warranties	$ 472,198
	Reinsurance Sidecars — 1.3%
	Multiperil – U.S. — 0.1%
1,500,000+(a)(f)	Carnoustie Re 2017, 11/30/21	$ 197,700
500,000+(a)(f)	Carnoustie Re 2021, 12/31/24	519,976
1,500,000+(g)	Harambee Re 2019, 12/31/22	7,650
		$ 725,326

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 33

Schedule of Investments | 7/31/21 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 1.2%
2,400+(f)	Alturas Re 2019-1, 3/10/23 (144A)	$ 6,536
12,149+(g)	Alturas Re 2019-2, 3/10/22	16,682
60,078+(g)	Alturas Re 2020-2, 3/10/23	72,214
439,922+(a)(g)	Alturas Re 2021-2, 12/31/24	444,541
1,000,000+(a)(g)	Alturas Re 2021-3, 7/31/25	1,004,800
750,000+(a)(f)	Bantry Re 2019, 12/31/22	25,473
750,000+(a)(f)	Bantry Re 2021, 12/31/24	800,805
46,259+(a)(f)	Berwick Re 2018-1, 12/31/21	4,445
1,391,977+(a)(f)	Berwick Re 2019-1, 12/31/22	166,341
1,500,000+(a)(f)	Berwick Re 2021-1, 12/31/24	1,620,644
15,000+(f)	Eden Re II, 3/22/23 (144A)	80,430
100,000+(a)(f)	Eden Re II 2020, 3/22/24 (144A)	92,270
600,000+(a)(f)	Eden Re II, 3/21/25 (144A)	594,600
900,000+(a)(f)	Eden Re II, Series B, 3/21/25 (144A)	890,460
750,000+(a)(f)	Gleneagles Re 2019, 12/31/22	16,760
500,000+(a)(f)	Gleneagles Re 2021, 12/31/24	528,060
1,500,000+(a)(f)	Gullane Re 2021, 12/31/24	1,619,673
26,000+(f)	Limestone Re 2019-A, 9/9/22 (144A)	—
19,000+(f)	Limestone Re 2019-B, 9/9/22 (144A)	—
250,000+(a)(g)	Lion Rock Re 2021, 12/31/24	283,500
2,000,000+(a)(f)	Merion Re 2021-2, 12/31/24	2,097,758
1,250,000+(a)(f)	Pangaea Re 2019-1, 2/1/23	26,047
750,000+(f)	Pangaea Re 2020-1, 2/1/24	15,916
1,500,000+(a)(f)	Pangaea Re 2020-1, 12/31/24	1,574,073
500,000+(a)(f)	Rosapenna Re 2021, 7/31/25	500,000
320+(a)(f)	Sector Re V, 3/1/25 (144A)	65,751
500,000+(a)(f)	Sector Re V, 12/1/25 (144A)	506,453
900,000+(a)(f)	Sector Re V, 12/1/25 (144A)	911,615
300,000+(b)(f)	Sector Re V, 3/1/26 (144A)	302,171
250,000+(b)(f)	Sector Re V, Ltd., 3/1/26 (144A)	251,809
200,000+(a)(f)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	123,750
100,000+(a)(f)	Sector Re V, Series 9, Class C, 12/1/24 (144A)	270,505
608,294+(a)(f)	St. Andrews Re 2017-4, 6/1/21	59,856
1,500,000+(a)(g)	Thopas Re 2019, 12/31/22	67,650
1,000,000+(g)	Thopas Re 2020, 12/31/23	8,600
1,500,000+(a)(g)	Thopas Re 2021, 12/31/24	1,564,650
1,500,000+(a)	Torricelli Re 2021, 7/31/25	1,539,150
1,600,0006+(f)	Versutus Re 2019-B, 12/31/21	39,040
1,500,000+(a)(g)	Viribus Re 2019, 12/31/22	62,700
1,000,000+(a)(g)	Viribus Re 2020, 12/31/23	7,300

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Face
Amount
USD ($)		Value
Multiperil – Worldwide — (continued)
898,080+(a)(g)	Viribus Re 2021, 12/31/24	$ 920,891
600,000+(a)(f)	Woburn Re 2019, 12/31/22	168,840
$ 19,352,759
	Total Reinsurance Sidecars	$ 20,078,085
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $53,293,910)	$ 54,681,801

Principal
Amount
USD ($)
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 2.2% of Net Assets*(b)
Automobiles — 0.2%
498,750	CWGS Group LLC (aka Camping World, Inc.), Initial
	Term Loan, 3.25% (LIBOR + 250 bps), 6/3/28	$ 493,540
1,994,845(h)	Patriot Container Corp. (aka Wastequip), First Lien
	Closing Date Term Loan, 3/20/25	1,987,365
1,000,000(h)	Superior Industries International, Inc. Replacement
	Term Loan, 5/22/24	1,000,000
	Total Automobiles	$ 3,480,905
Building Materials — 0.1%
1,000,000(h)	Groupe Solmax, Inc., Initial Term Loan, 5/29/28	$ 1,003,750
	Total Building Materials	$ 1,003,750
Buildings & Real Estate — 0.1%
1,000,000	SRS Distribution Inc., 2021 Refinancing Term Loan, 4.25%
	(LIBOR + 375 bps), 6/2/28	$ 994,375
	Total Buildings & Real Estate	$ 994,375
Chemicals — 0.1%
997,500	CPC Acquisition Corp. (aka Innovative Chemical Products)
Initial Term Loan (First Lien), 4.5% (LIBOR +
	375 bps), 12/29/27	$ 992,513
	Total Chemicals	$ 992,513
Computers & Electronics — 0.2%†
997,397(h)	Energy Acquisition LP (aka Electrical Components
	International), First Lien Initial Term Loan, 6/26/25	$ 990,539
1,500,000	Polaris Newco LLC, First Lien Dollar Term Loan, 4.5%
	(LIBOR + 400 bps), 6/2/28	1,500,093
1,496,154	VeriFone Systems, Inc., First Lien Initial Term Loan,
	4.147% (LIBOR + 400 bps), 8/20/25	1,462,957
	Total Computers & Electronics	$ 3,953,589

 The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 35

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
Construction — 0.1%
1,000,000(h)	Artera Services LLC, Incremental Term Loan, 3/6/25	$ 996,562
	Total Construction	$ 996,562
Construction & Building — 0.1%
1,995,000	CP Atlas Buyer, Inc. (aka American Bath), Term B Loan,
	4.25% (LIBOR + 375 bps), 11/23/27	$ 1,988,141
	Total Construction & Building	$ 1,988,141
Consumer goods: Durable — 0.1%
987,500	ADS Tactical, Inc., Initial Term Loan, 6.75% (LIBOR +
	575 bps), 3/19/26	$ 992,438
	Total Consumer goods: Durable	$ 992,438
Diversified & Conglomerate Service — 0.1%
997,500(h)	First Brands Group LLC, First Lien 2021 Term
	Loan, 3/30/27	$ 1,010,800
1,500,000(h)	Russell Investments US Institutional Holdco, Inc.,
	2025 Term Loan, 5/30/25	1,495,312
	Total Diversified & Conglomerate Service	$ 2,506,112
Electronics — 0.1%
1,000,000	CoreLogic, Inc. (fka First American Corp.), First Lien
	Initial Term Loan, 4.0% (LIBOR + 350 bps), 6/2/28	$ 996,500
	Total Electronics	$ 996,500
Forest Products — 0.1%
1,000,000	Schweitzer-Mauduit International, Inc. Term B Loan, 4.5%
	(LIBOR + 375 bps), 2/9/28	$ 993,750
	Total Forest Products	$ 993,750
Gaming & Hotels — 0.0%†
500,000(h)	Lucky Bucks LLC, Term Loan, 7/21/27	$ 492,500
	Total Gaming & Hotels	$ 492,500
Healthcare — 0.1%
1,250,000(h)	ANI Pharmaceuticals, Inc., Term Loan B, 5/24/27	$ 1,253,125
	Total Healthcare	$ 1,253,125
Healthcare & Pharmaceuticals — 0.1%
997,462	Curium BidCo S.a.r.l., Facility B (USD) Term Loan, 4.147%
	(LIBOR + 400 bps), 7/9/26	$ 993,721
	Total Healthcare & Pharmaceuticals	$ 993,721
Healthcare, Education & Childcare — 0.1%
997,462(h)	U.S. Renal Care, Inc., Initial Term Loan, 6/26/26	$ 1,000,267
	Total Healthcare, Education & Childcare	$ 1,000,267
Leasing — 0.0%†
997,423	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
	B-1 Term Loan, 3.875% (LIBOR + 375 bps), 9/11/23	$ 985,891
	Total Leasing	$ 985,891

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
Leisure & Entertainment — 0.0%†
997,449(h)	AMC Entertainment Holdings, Inc. (fka AMC
	Entertainment Inc.), Term B-1 Loan, 4/22/26	$ 889,054
	Total Leisure & Entertainment	$ 889,054
Machinery — 0.1%
229,358(h)	Engineered Components & Systems LLC, Delayed Draw
	Term Loan, 6/8/28	$ 229,358
770,642(h)	Engineered Components & Systems LLC, Term
	Loan, 6/8/28	770,642
	Total Machinery	$ 1,000,000
Professional & Business Services — 0.3%
500,000	APX Group, Inc., Initial Term Loan, 4.0% (LIBOR +
	350 bps), 7/10/28	$ 497,187
500,000	ArchKey Holdings, Inc., First Lien Initial Term Loan, 6.0%
	(LIBOR + 525 bps), 6/29/28	501,250
500,000	Arcline FM Holdings LLC, First Lien Initial Term Loan, 5.5%
	(LIBOR + 475 bps), 6/23/28	501,875
1,994,924	Clear Channel Outdoor Holdings, Inc. Term B Loan, 3.63%
	(LIBOR + 350 bps), 8/21/26	1,940,421
500,000	Curia Global, Inc., Incremental Term Loan, 8/30/26	498,125
	Total Professional & Business Services	$ 3,938,858
Retail — 0.1%
1,000,000	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	4.676% (LIBOR + 450 bps), 9/12/24	$ 985,714
500,000	Torrid LLC, Closing Date Term Loan, 6.25% (LIBOR +
	550 bps), 6/14/28	501,328
	Total Retail	$ 1,487,042
Retailing — 0.0%†
500,000	AT Home Group, Inc., Initial Term Loan, 4.75% (LIBOR +
	425 bps), 7/24/28	$ 500,156
	Total Retailing	$ 500,156
Securities & Trusts — 0.1%
1,500,000(h)	AqGen Island Holdings, Inc., Term Loan, 5/19/28	$ 1,496,718
	Total Securities & Trusts	$ 1,496,718
Utilities — 0.0%†
999,889(h)	Eastern Power LLC (Eastern Covert Midco LLC)
	(aka TPF II LC LLC), Term Loan, 10/2/25	$ 888,651
	Total Utilities	$ 888,651
TOTAL SENIOR SECURED FLOATING RATE LOAN
INTERESTS
	(Cost $33,819,795)	$ 33,824,618

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 37

Schedule of Investments | 7/31/21 (continued)

Shares		Value
EQUITY LINKED NOTES — 11.7% of Net
Assets
Advertising — 0.2%
123,400	Credit Suisse AG (Outfront Media, Inc.), 0.0%, 3/22/22	$ 2,882,007
	Total Advertising	$ 2,882,007
Aerospace & Defense — 0.5%
189,500	Merrill Lynch International & Co. CV (Spirit AeroSystems
	Holdings, Inc.), 20.36%, 12/27/21	$ 7,561,050
	Total Aerospace & Defense	$ 7,561,050
Banks — 0.7%
118,700(a)	Credit Suisse AG (Citigroup, Inc.), 0.0%, 12/13/21	$ 7,424,092
92,900	JP Morgan Structured Products BV (Wells Fargo & Co.),
	0.009%, 4/19/22	3,992,842
	Total Banks	$ 11,416,934
Beverages — 0.7%
46,900	BNP Paribas Issuance BV (Constellation Brands, Inc.),
	6.76%, 4/19/22	$ 10,503,724
	Total Beverages	$ 10,503,724
Chemicals — 0.2%
116,100	Toronto-Dominion Bank (Mosaic Co.), 15.87%, 4/1/22	$ 3,635,439
	Total Chemicals	$ 3,635,439
Commercial Services & Supplies — 0.5%
426,200	Merrill Lynch International & Co. CV (Compass Group Plc),
	8.7%, 2/22/22	$ 8,818,078
	Total Commercial Services & Supplies	$ 8,818,078
Consumer Finance — 0.2%
51,730	Royal Bank of Canada (Aercap Holdings NV),
	15.34%, 4/4/22	$ 2,868,429
	Total Consumer Finance	$ 2,868,429
Electric Utilities — 0.2%
113,000	Merrill Lynch International & Co. CV (First Energy Corp.),
	11.67%, 12/21/21	$ 3,795,139
	Total Electric Utilities	$ 3,795,139
Health Care Providers & Services — 0.4%
180,600	BNP Paribas Issuance BV (Elanco Animal Health, Inc.),
	11.87%, 3/7/22	$ 6,272,238
	Total Health Care Providers & Services	$ 6,272,238
Healthcare-Services — 0.3%
66,000	Toronto-Dominion Bank (Centene Corp.), 9.25%, 1/14/22	$ 4,338,873
	Total Healthcare-Services	$ 4,338,873

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Shares		Value
Hotels, Restaurants & Leisure — 0.5%
52,900	BNP Paribas Issuance BV (Marriott International, Inc.),
	11.09%, 3/1/22	$ 7,313,954
	Total Hotels, Restaurants & Leisure	$ 7,313,954
Information Technology — 0.5%
148,200	JP Morgan Structured Products BV (Cisco Systems, Inc.),
	8.05%, 3/29/22	$ 7,761,234
	Total Information Technology	$ 7,761,234
Insurance — 0.5%
146,000	BNP Paribas Issuance BV (Hartford Financial Services
	Group), 11.59%, 11/23/21 (144A)	$ 7,493,596
	Total Insurance	$ 7,493,596
Interactive Media & Services — 1.4%
4,400	Merrill Lynch International & Co. CV (Alphabet, Inc.),
	0.085%, 10/12/21	$ 7,160,490
25,800	Merrill Lynch International & Co. CV (Facebook, Inc.),
	0.104%, 3/1/22	7,600,896
26,000	Royal Bank of Canada (Facebook, Inc.), 10.85%,
	2/11/22 (144A)	7,639,421
	Total Interactive Media & Services	$ 22,400,807
Internet & Direct Marketing Retail — 1.1%
94,800	Citigroup Global Markets Holdings, Inc. (eBay, Inc.),
	10.62%, 10/28/21 (144A)	$ 5,608,368
31,400	Royal Bank of Canada (Alibaba Group Holdings, Ltd.),
	10.39%, 4/21/22 (144A)	6,550,825
25,700	Royal Bank of Canada (Alibaba Group Holdings, Ltd.),
	12.92%, 2/11/22 (144A)	5,463,434
	Total Internet & Direct Marketing Retail	$ 17,622,627
Iron & Steel — 0.5%
38,500	Royal Bank of Canada (Stanley Black & Decker, Inc.),
	10.02%, 2/14/22 (144A)	$ 7,315,193
	Total Iron & Steel	$ 7,315,193
Metals & Mining — 0.3%
239,800	Credit Suisse AG (Teck Resources, Ltd.), 17.1%, 3/7/22	$ 5,581,345
	Total Metals & Mining	$ 5,581,345
Oil, Gas & Consumable Fuels — 1.2%
69,200	BNP Paribas Issuance (Marathon Petroleum Corp.),
	18.85%, 8/12/21	$ 2,923,008
24,800	BNP Paribas Issuance BV (CW Corp. of Delaware), 8.92%,
	11/30/21 (144A)	3,758,365
119,700	JP Morgan Structured Products BV (Marathon Petroleum
	Corp.), 18.4%, 11/10/21	4,244,080
1,130,400(a)	Merrill Lynch International & Co. CV (INPEX Corp.),
	10.57%, 2/15/22	7,562,376
	Total Oil, Gas & Consumable Fuels	$ 18,487,829

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 39

Schedule of Investments | 7/31/21 (continued)

Shares		Value
	Semiconductors & Semiconductor Equipment — 1.5%
54,700	BNP Paribas Issuance BV (Micron Technology, Inc.),
	12.58%, 11/23/21 (144A)	$3,726,322
80,300(a)	Goldman Sachs International (Micron Technology, Inc.),
	0.0%, 10/19/21	4,422,763
47,400	JP Morgan Structured Products BV (QUALCOMM, Inc.),
	11.5%, 11/17/21	7,099,965
59,400	Royal Bank of Canada (Micron Technology, Inc.), 12.78%,
	11/30/21 (144A)	4,022,984
75,500	Royal Bank of Canada (Micron Technology, Inc.), 13.37%,
	10/22/21 (144A)	4,333,217
	Total Semiconductors & Semiconductor Equipment	$23,605,251
	Transportation — 0.3%
100,300	UBS AG (Knight-Swift Transportation), 9.85%, 11/23/21	$4,401,164
	Total Transportation	$4,401,164
	TOTAL EQUITY LINKED NOTES
	(Cost $174,642,137)	$184,074,911
	INVESTMENT COMPANY — 0.7% of Net Assets
2,603,698	Invesco Senior Income Trust	$11,117,790
	TOTAL INVESTMENT COMPANY
	(Cost $11,211,501)	$11,117,790
	RIGHTS/WARRANTS — 0.8% of Net Assets
	Financial Services — 0.8%
76,400(a)(i)	JP Morgan Structured Product, 7/5/22	$3,203,452
49,700(a)(j)	UBS AG, 5/24/22	10,062,014
	Total Financial Services	$13,265,466
	Health Care Providers & Services — 0.0%†
959,816(k)	ANR, Inc., 3/31/23	$4,319
	Total Health Care Providers & Services	$4,319
	TOTAL RIGHTS/WARRANTS
	(Cost $12,497,384)	$13,269,785

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date
OVER THE COUNTER (OTC) CALL OPTION
PURCHASED — 0.1%
670,674	DJS	Citibank NA	EUR 3,186,316	EUR 137.71	10/15/21	$ 2,347,865
600 Bank
TOTAL OVER THE COUNTER (OTC) CALL
OPTION PURCHASED
		(Premiums paid $3,186,316)				$ 2,347,865
TOTAL OPTION PURCHASED
		(Premiums paid $3,186,316)				$ 2,347,865

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
TEMPORARY CASH INVESTMENTS — 0.3% of Net
Assets
REPURCHASE AGREEMENT — 0.3%
4,490,000	$4,490,000 ScotiaBank, 0.05%, dated 7/30/21 plus accrued
interest on 8/2/21 collateralized by the
following $14 Freddie Mac Giant, 6%, 4/1/29
	$4,579,904 U.S. Treasury Bond, 1.88%, 2/15/41.	$ 4,490,000
TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $4,490,000)	$ 4,490,000
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 96.7%
	(Cost $1,402,774,635)	$ 1,520,829,360

				Change
			Net	in Net
			Realized	Unrealized
		Dividend	Gain	Appreciation
Shares		Income	(Loss)	(Depreciation)
	AFFILIATED ISSUER — 0.0%†
	CLOSED-END FUND — 0.0%† of Net Assets
	Pioneer Floating	199,990	(52,131)	797,385	$272,472
23,901(l)	Rate Fund, Inc.
	TOTAL CLOSED-END FUND
	(Cost $253,083)				$272,472
	TOTAL INVESTMENTS IN AFFILIATED ISSUER — 0.0%
	(Cost $253,083)				$272,472
	OTHER ASSETS AND LIABILITIES — 3.3%				$52,052,731
	NET ASSETS — 100.0%				$1,573,154,563

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2021, the value of these securities amounted to $260,593,268, or 16.6% of net assets.
(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at July 31, 2021.
+	Security that used significant unobservable inputs to determine its value.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 41

Schedule of Investments | 7/31/21 (continued)

(a)	Non-income producing security.
(b)	Floating rate note. Coupon rate, reference index and spread shown at July 31, 2021.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at July 31, 2021.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at July 31, 2021.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Issued as participation notes.
(g)	Issued as preference shares.
(h)	This term loan will settle after July 31, 2021, at which time the interest rate will be determined.
(i)	JP Morgan Structured Product, 7/5/22 warrants are exercisable into 76,400 shares.
(j)	UBS AG, 5/24/22 warrants are exercisable into 49,700 shares.
(k)	ANR, Inc., 3/31/23 warrants are exercisable into 959,816 shares.
(l)	Pioneer Floating Rate Fund, Inc. is an affiliated closed-end fund managed by Amundi Asset Management US, Inc., (the “Adviser”).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alamo Re Ltd.	5/21/2021	$1,250,000	$1,264,375
Alisa Re 2021	7/12/2021	500,000	503,135
Alturas Re 2019-1	12/20/2018	2,400	6,536
Alturas Re 2019-2	12/19/2018	12,149	16,682
Alturas Re 2020-2	1/1/2020	60,078	72,214
Alturas Re 2021-2	2/16/2021	439,922	444,541
Alturas Re 2021-3	7/1/2021	1,000,000	1,004,800
Ballybunion Re	12/31/2019	1,804,847	1,881,100
Ballybunion Re 2020-3	1/21/2021	1,503,305	1,549,350
Bantry Re 2019	2/1/2019	—	25,473
Bantry Re 2021	1/11/2021	750,000	800,805
Berwick Re 2018-1	10/19/2018	7,628	4,445
Berwick Re 2019-1	2/27/2019	166,329	166,341
Berwick Re 2021-1	12/28/2020	1,500,000	1,620,644
Bonanza Re	12/15/2020	500,000	501,900
Bonanza Re	2/13/2020	700,000	703,640
Caelus Re VI	4/9/2021	253,118	255,325
Cape Lookout Re	3/9/2021	1,000,000	1,000,500
Carnoustie Re 2017	1/3/2017	356,635	197,700
Carnoustie Re 2021	1/11/2021	500,000	519,976
Cypress Re 2017	1/24/2017	2,353	70
Denning Re 2021	7/23/2021	489,146	490,982
Dingle Re 2019	3/4/2019	—	6,158
Dingle Re 2020	2/13/2020	232,875	258,623
Easton Re Pte	12/15/2020	1,250,000	1,255,625
Eden Re II	12/14/2018	4,320	80,430
Eden Re II 2020	12/23/2019	100,000	92,270
Eden Re II, Ltd.	12/14/2020	600,000	594,600
Eden Re II, Series B	1/25/2021	900,000	890,460
First Coast Re III Pte, Ltd.	3/4/2021	1,250,000	1,248,875
FloodSmart Re	2/9/2021	505,144	483,650

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Restricted Securities	Acquisition date	Cost	Value
FloodSmart Re	2/16/2021	$1,350,000	$1,340,550
Four Lakes Re	11/5/2020	500,000	501,850
Four Lakes Re	11/5/2020	500,000	501,850
Gleneagles Re 2019	1/24/2019	—	16,760
Gleneagles Re 2021	1/13/2021	500,000	528,060
Gullane Re 2021	1/13/2021	1,500,000	1,619,673
Harambee Re 2019	12/20/2018	—	7,650
Herbie Re	10/19/2020	500,000	522,750
International Bank for
Reconstruction & Development 7/19/2021		750,000	749,625
Isosceles Insurance Ltd.	6/25/2021	500,000	498,750
Isosceles Re 2021	7/19/2021	227,760	230,350
Kilimanjaro III Re	4/8/2021	250,000	249,700
Kilimanjaro III Re	4/8/2021	250,000	250,325
Kilimanjaro III Re, Ltd.	4/8/2021	250,000	252,650
Kilimanjaro III Re, Ltd.	4/8/2021	250,000	252,950
Kilimanjaro III Re, Ltd.	4/8/2021	250,000	252,375
Kilimanjaro III Re, Ltd.	4/8/2021	250,000	252,950
Limestone Re	1/3/2020	59,077	116,600
Limestone Re 2016-1	12/15/2016	990	675
Limestone Re 2016-1	12/15/2016	990	675
Limestone Re 2019-A	12/27/2018	15,143	—
Limestone Re 2019-B	12/15/2016	11,024	—
Lion Rock Re 2021	12/30/2020	250,000	283,500
Long Point Re III 2018	3/1/2019	750,201	752,175
Matterhorn Re	11/24/2020	2,001,747	1,998,000
Matterhorn Re	4/9/2021	483,644	477,900
Matterhorn Re	4/9/2021	506,317	503,100
Matterhorn Re	11/24/2020	750,908	755,175
Matterhorn Re 2020-2	4/9/2021	250,765	249,125
Merion Re 2021-1	1/8/2021	216,019	232,209
Merion Re 2021-2	12/28/2020	2,000,000	2,097,758
Merna Reinsurance II Ltd.	6/8/2021	750,000	757,500
Mona Lisa Re	4/9/2021	253,208	251,350
Mona Lisa Re Ltd.	6/22/2021	500,000	502,400
Mystic Re IV Ltd.	6/9/2021	1,500,000	1,500,450
Mystic Re IV, Ltd.	6/9/2021	500,000	499,550
Mystic Re IV, Ltd.	12/15/2020	500,000	510,250
Northshore Re II	12/2/2020	1,000,000	1,025,000
Oakmont Re 2017	5/10/2017	—	7,350
Old Head Re 2021	1/11/2021	189,818	225,331
Pangaea Re 2019-1	1/9/2019	13,123	26,047
Pangaea Re 2020-1	1/19/2021	1,500,000	1,574,073
Pangaea Re 2020-1	1/21/2020	—	15,916
Residential Reinsurance 2020	10/30/2020	1,006,382	1,011,000
Resilience Re	2/8/2017	339	—
Rosapenna Re 2021	7/16/2021	500,000	500,000
Sakura RE, Ltd.	3/24/2021	500,000	506,250
Sakura RE, Ltd.	3/24/2021	250,000	254,050
Sanders Re II	4/9/2021	254,607	251,475
Sanders RE II Ltd.	5/24/2021	1,250,000	1,247,125
Sector Re V	12/21/2020	900,000	911,615
Sector Re V	12/4/2020	500,000	506,453

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 43

Schedule of Investments | 7/31/21 (continued)

Restricted Securities	Acquisition date	Cost	Value
Sector Re V	4/29/2020	$ 320	$ 65,751
Sector Re V	5/21/2021	300,000	302,171
Sector Re V, Ltd.	4/26/2021	250,000	251,809
Sector Re V, Series 9, Class A	4/23/2019	200,000	123,750
Sector Re V, Series 9, Class C	12/4/2019	100,000	270,505
St. Andrews Re 2017-4	3/31/2017	—	59,856
Streamsong Re 2021	6/29/2021	466,596	472,198
Sussex Capital UK Pcc, Ltd.	12/7/2020	1,250,000	1,276,750
Thopas Re 2019	12/21/2018	56,837	67,650
Thopas Re 2020	2/5/2020	—	8,600
Thopas Re 2021	12/30/2020	1,500,000	1,564,650
Torrey Pines Re Pte, Ltd.	3/12/2021	500,000	499,200
Torricelli Re 2021	7/1/2021	1,500,000	1,539,150
Versutus Re 2019-B	12/24/2018	—	39,040
Viribus Re 2019	12/27/2018	—	62,700
Viribus Re 2020	3/12/2020	101,920	7,300
Viribus Re 2021	2/1/2021	898,080	920,891
Vista Re, Ltd.	4/26/2021	500,000	502,150
Vitality Re XI	1/31/2020	248,666	243,850
Walton Health Re 2019	7/18/2019	185,097	252,102
Walton Health Re 2021	6/28/2021	215,197	220,123
White Heron Re 2021	6/9/2021	240,813	242,645
Woburn Re 2019	1/30/2019	148,073	168,840
Total Restricted Securities			$54,681,801
% of Net assets			3.5%

FUTURES CONTRACT
INDEX FUTURES CONTRACT
Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	(Depreciation)
714	S&P 500 E-MINI	9/17/21	$(151,520,393)	$ (156,705,150)	$(5,184,757)
TOTAL FUTURES CONTRACT			$(151,520,393)	$(156,705,150)	$(5,184,757)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS — Argentine Peso

BRL — Brazilian Real

EUR — Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2021 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$44,284,842	$44,550,325
Other Long-Term Securities	$1,379,896,467	$1,386,110,838

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2021, the Fund engaged in purchases of $3,283,456. During the year ended July 31, 2021, the Fund did not engage in sales pursuant to these procedures.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

At July 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,401,495,666 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$144,284,301
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(29,862,893)
Net unrealized appreciation	$114,421,408

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of July 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Food & Staples Retailing	$ 15,074,478	$ 11,244,103	$ —	$ 26,318,581
All Other Common Stocks	823,659,184	—	—	823,659,184
Preferred Stock	759,360	—	—	759,360
Asset Backed Securities	—	6,276,595	—	6,276,595
Collateralized Mortgage
Obligations	—	65,379,937	—	65,379,937
Commercial Mortgage-Backed
Securities	—	3,248,989	—	3,248,989
Convertible Corporate Bond	—	6,587,872	—	6,587,872
Corporate Bonds	—	238,238,268	—	238,238,268
Foreign Government Bonds	—	46,553,804	—	46,553,804
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Massachusetts	—	—	490,982	490,982
Multiperil - U.S.	—	—	3,695,231	3,695,231
Multiperil - U.S. Regional	—	—	503,135	503,135
Multiperil - Worldwide	—	—	1,047,785	1,047,785
Windstorm - Florida	—	—	230,350	230,350
Windstorm - U.S. Multistate	—	—	242,645	242,645
Windstorm - U.S. Regional	—	—	506,100	506,100
Industry Loss Warranties
Windstorm - U.S. Regional	—	—	472,198	472,198
Reinsurance Sidecars
Multiperil - U.S.	—	—	725,326	725,326
Multiperil - Worldwide	—	—	19,352,759	19,352,759
All Other Insurance-Linked
Securities	—	27,415,290	—	27,415,290
Senior Secured Floating Rate
Loan Interests	—	33,824,618	—	33,824,618
Equity Linked Notes	—	184,074,911	—	184,074,911
Investment Companies	11,117,790	—	—	11,117,790

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 45

Schedule of Investments | 7/31/21 (continued)

	Level 1	Level 2	Level 3	Total
Rights/Warrants	$ —	$ 13,269,785	$ —	$ 13,269,785
Over The Counter (OTC) Call
Option Purchased	—	2,347,865	—	2,347,865
Repurchase Agreement	—	4,490,000	—	4,490,000
Affiliated Closed-End Fund	272,472	—	—	272,472
Total Investments
in Securities	$ 850,883,284	$ 642,952,037	$27,266,511	$1,521,101,832
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$ (5,184,757)	$ —	$ —	$ (5,184,757)
Total Other Financial
Instruments	$ (5,184,757)	$ —	$ —	$ (5,184,757)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 7/31/20	$ 15,006,494
Realized gain (loss)(1)	(360,733)
Changed in unrealized appreciation (depreciation)(2)	185,839
Accrued discounts/premiums	2,685
Purchases	23,091,217
Sales	(10,658,991)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 7/31/21	$ 27,266,511

(1) Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
* Transfers are calculated on the beginning of period value. For the year ended July 31, 2021, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at July 31, 2021:	$511,320

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Statement of Assets and Liabilities | 7/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,402,774,635)	$ 1,520,829,360
Investments in affiliated issuers, at value (cost $253,083)	272,472
Cash	47,589,829
Foreign currencies, at value (cost $4,651,301)	4,696,767
Futures collateral	861,025
Due from broker for futures	19,256,099
Variation margin for futures contracts	794,325
Receivables —
Investment securities sold	25,857,624
Fund shares sold	3,621,762
Dividends	4,461,382
Interest	5,322,583
Due from the Adviser	25,666
Other assets	32,661
Total assets	$ 1,633,621,555
LIABILITIES:
Payables —
Investment securities purchased	$ 50,592,716
Fund shares repurchased	3,989,068
Distributions	202,512
Trustees’ fees	4,842
Net unrealized depreciation on futures contracts	5,184,757
Due to affiliates	128,719
Accrued expenses	364,378
Total liabilities	$ 60,466,992
NET ASSETS:
Paid-in capital	$ 1,668,783,409
Distributable earnings (loss)	(95,628,846)
Net assets	$ 1,573,154,563
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $356,625,530/30,558,422 shares)	$ 11.67
Class C (based on $296,575,380/25,502,165 shares)	$ 11.63
Class K (based on $139,556,448/11,610,066 shares)	$ 12.02
Class R (based on $642,657/55,205 shares)	$ 11.64
Class Y (based on $779,754,548/67,052,114 shares)	$ 11.63
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.67 net asset value per share/100%-4.50%
maximum sales charge)	$ 12.22

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 47

Statement of Operations

FOR THE YEAR ENDED 7/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $503,954)	$ 55,177,704
Dividends from unaffiliated issuers (net of foreign taxes
withheld $1,633,144)	39,620,959
Dividends from affiliated issuers	199,990
Total investment income		$ 94,998,653
EXPENSES:
Management fees	$ 6,917,429
Administrative expense	414,445
Transfer agent fees
Class A	151,094
Class C	191,949
Class K	196
Class R	7,628
Class Y	615,114
Distribution fees
Class A	822,747
Class C	3,047,208
Class R	5,828
Shareowner communications expense	79,417
Custodian fees	246,959
Registration fees	119,329
Professional fees	139,835
Printing expense	56,605
Pricing fees	7,422
Trustees’ fees	61,301
Insurance expense	4,571
Miscellaneous	147,974
Total expenses		$ 13,037,051
Less fees waived and expenses reimbursed by the Adviser		(207,085)
Net expenses		$ 12,829,966
Net investment income		$ 82,168,687
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 90,054,585
Investments in affiliated issuers	(52,131)
Forward foreign currency exchange contracts	679,687
Futures contracts	(50,910,026)
Swap contracts	(2,189)
Other assets and liabilities denominated in
foreign currencies	513,790	$ 40,283,716
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital
gains tax of $(592,735)	$135,148,981
Investments in affiliated issuers	797,385
Forward foreign currency exchange contracts	(140,743)
Futures contracts	(1,867,607)
Other assets and liabilities denominated in
foreign currencies	(930,731)	$133,007,285
Net realized and unrealized gain (loss) on investments		$173,291,001
Net increase in net assets resulting from operations		$255,459,688

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	7/31/21	7/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 82,168,687	$ 90,321,897
Net realized gain (loss) on investments	40,283,716	(91,499,853)
Change in net unrealized appreciation (depreciation)
on investments	133,007,285	(18,544,001)
Net increase (decrease) in net assets resulting
from operations	$ 255,459,688	$ (19,721,957)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.56 and $0.64 per share, respectively)	$ (16,502,065)	$ (21,061,508)
Class C ($0.47 and $0.56 per share, respectively)	(12,924,502)	(19,400,160)
Class K ($0.61 and $0.69 per share, respectively)	(7,510,765)	(7,887,973)
Class R ($0.48 and $0.57 per share, respectively)	(51,848)	(89,191)
Class Y ($0.58 and $0.66 per share, respectively)	(33,683,613)	(44,672,048)
Total distributions to shareowners	$ (70,672,793)	$ (93,110,880)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 428,700,080	$ 314,652,956
Reinvestment of distributions	69,530,413	91,349,099
Cost of shares repurchased	(442,257,320)	(728,876,580)
Net increase (decrease) in net assets resulting
from Fund share transactions	$ 55,973,173	$ (322,874,525)
Net increase (decrease) in net assets	$ 240,760,068	$ (435,707,362)
NET ASSETS:
Beginning of year	$ 1,332,394,495	$ 1,768,101,857
End of year	$ 1,573,154,563	$ 1,332,394,495

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 49

Statements of Changes in Net Assets

(continued)

	Year Ended	Year Ended	Year Ended	Year Ended
	7/31/21	7/31/21	7/31/20	7/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,607,052	$ 74,841,192	7,668,449	$ 79,765,265
Reinvestment of distributions	1,466,425	16,218,036	2,002,558	20,648,856
Less shares repurchased	(8,013,017)	(87,900,406)	(14,173,550)	(145,263,617)
Net increase (decrease)	60,460	$ 3,158,822	(4,502,543)	$ (44,849,496)
Class C
Shares sold	2,439,162	$ 27,711,174	3,328,768	$ 35,335,764
Reinvestment of distributions	1,169,903	12,842,204	1,868,959	19,216,209
Less shares repurchased	(8,956,263)	(98,605,763)	(13,662,815)	(140,288,919)
Net decrease	(5,347,198)	$ (58,052,385)	(8,465,088)	$ (85,736,946)
Class K
Shares sold	3,430,521	$ 41,294,650	154,206	$ 1,538,830
Reinvestment of distributions	648,832	7,426,909	737,624	7,821,447
Less shares repurchased	(4,048,745)	(47,609,375)	(629,533)	(6,360,070)
Net increase	30,608	$ 1,112,184	262,297	$ 3,000,207
Class R
Shares sold	17,293	$ 192,649	168,738	$ 1,770,339
Reinvestment of distributions	4,772	51,848	8,324	86,230
Less shares repurchased	(111,182)	(1,253,101)	(109,829)	(1,157,078)
Net increase (decrease)	(89,117)	$ (1,008,604)	67,233	$ 699,491
Class Y
Shares sold	25,024,826	$ 284,660,415	18,853,035	$ 196,242,758
Reinvestment of distributions	2,986,473	32,991,416	4,228,360	43,576,357
Less shares repurchased	(18,879,285)	(206,888,675)	(43,225,023)	(435,806,896)
Net increase (decrease)	9,132,014	$ 110,763,156	(20,143,628)	$ (195,987,781)

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class A
Net asset value, beginning of period	$10.17	$10.79	$11.59	$11.69	$10.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.65	$0.62	$0.62	$0.68	$0.67
Net realized and unrealized gain (loss) on investments	1.41	-0.6	-0.8	-0.05	0.99
Net increase (decrease) from investment operations	$2.06	$0.02	($0.18)	$0.63	$1.66
Distributions to shareowners:
Net investment income	($0.56)	($0.64)	($0.62)	($0.73)	($0.54)
Total distributions	($0.56)	($0.64)	($0.62)	($0.73)	($0.54)
Net increase (decrease) in net asset value	$1.50	($0.62)	($0.80)	($0.10)	$1.12
Net asset value, end of period	$11.67	$10.17	$10.79	$11.59	$11.69
Total return (b)	20.66%	0.28%	-1.56%	5.41%	16.13%
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.82%	6.01%	5.58%	5.77%	6.07%
Portfolio turnover rate	106%	126%	108%	126%	131%
Net assets, end of period (in thousands)	$356,626	$310,126	$377,722	$374,395	$238,281
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.88%	0.89%	0.89%	0.87%	0.92%
Net investment income (loss) to average net assets	5.79%	5.97%	5.54%	5.75%	6.00%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 51

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class C
Net asset value, beginning of period	$10.13	$10.76	$11.56	$11.66	$10.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.56	$0.54	$0.53	$0.58	$0.57
Net realized and unrealized gain (loss) on investments	1.41	-0.61	-0.8	-0.05	0.99
Net increase (decrease) from investment operations	$1.97	($0.07)	($0.27)	$0.53	$1.56
Distributions to shareowners:
Net investment income	($0.47)	($0.56)	($0.53)	($0.63)	($0.45)
Total distributions	($0.47)	($0.56)	($0.53)	($0.63)	($0.45)
Net increase (decrease) in net asset value	$1.50	($0.63)	($0.80)	($0.10)	$1.11
Net asset value, end of period	$11.63	$10.13	$10.76	$11.56	$11.66
Total return (b)	19.78%	-0.62%	-2.33%	4.60%	15.12%
Ratio of net expenses to average net assets	1.64%	1.65%	1.64%	1.62%	1.69%
Ratio of net investment income (loss) to average net assets	5.04%	5.20%	4.78%	4.94%	5.24%
Portfolio turnover rate	106%	126%	108%	126%	131%
Net assets, end of period (in thousands)	$296,575	$312,559	$422,863	$439,179	$310,023
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.64%	1.66%	1.65%	1.62%	1.69%
Net investment income (loss) to average net assets	5.04%	5.19%	4.77%	4.94%	5.24%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class K
Net asset value, beginning of period	$10.47	$11.12	$11.95	$11.85	$10.69
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.70	$0.67	$0.67	$0.90	$0.72
Net realized and unrealized gain (loss) on investments	1.46	-0.63	-0.83	-0.03	1.01
Net increase (decrease) from investment operations	$2.16	$0.04	($0.16)	$0.87	$1.73
Distributions to shareowners:
Net investment income	($0.61)	($0.69)	($0.67)	($0.77)	($0.57)
Total distributions	($0.61)	($0.69)	($0.67)	($0.77)	($0.57)
Net increase (decrease) in net asset value	$1.55	($0.65)	($0.83)	$0.10	$1.16
Net asset value, end of period	$12.02	$10.47	$11.12	$11.95	$11.85
Total return (b)	21.05%	0.44%	-1.32%	7.51%	16.65%
Ratio of net expenses to average net assets	0.57%	0.58%	0.56%	0.56%	0.63%
Ratio of net investment income (loss) to average net assets	6.07%	6.30%	5.87%	7.47%	6.46%
Portfolio turnover rate	106%	126%	108%	126%	131%
Net assets, end of period (in thousands)	$139,556	$121,281	$125,831	$126,017	$558
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.57%	0.58%	0.57%	0.56%	0.63%
Net investment income (loss) to average net assets	6.07%	6.30%	5.86%	7.47%	6.46%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 53

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class R
Net asset value, beginning of period	$10.19	$10.83	$ 11.64	$11.74	$10.62
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.53	$ 0.53	$ 0.55	$ 0.51	$ 0.64
Net realized and unrealized gain (loss) on investments	1.40	(0.60)	(0.81)	0.06	0.97
Net increase (decrease) from investment operations	$ 1.93	$ (0.07)	$ (0.26)	$ 0.57	$ 1.61
Distributions to shareowners:
Net investment income	$ (0.48)	$ (0.57)	$ (0.55)	$ (0.67)	$ (0.49)
Total distributions	$ (0.48)	$ (0.57)	$ (0.55)	$ (0.67)	$ (0.49)
Net increase (decrease) in net asset value	$ 1.45	$ (0.64)	$ (0.81)	$ (0.10)	$ 1.12
Net asset value, end of period	$11.64	$10.19	$ 10.83	$11.64	$11.74
Total return (b)	19.27%	(0.57)%	(2.22)%	4.89%	15.53%
Ratio of net expenses to average net assets	1.80%	1.63%	1.57%	1.37%	1.37%
Ratio of net investment income (loss) to average net assets	4.82%	5.13%	4.92%	4.33%	5.74%
Portfolio turnover rate	106%	126%	108%	126%	131%
Net assets, end of period (in thousands)	$ 643	$1,470	$ 835	$ 554	$1,751
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.80%	1.63%	1.59%	1.37%	1.37%
Net investment income (loss) to average net assets	4.82%	5.13%	4.90%	4.33%	5.74%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class Y
Net asset value, beginning of period	$10.13	$10.77	$11.57	$11.67	$10.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.67	$0.64	$0.64	$0.71	$0.70
Net realized and unrealized gain (loss) on investments	1.41	-0.62	-0.8	-0.06	0.97
Net increase (decrease) from investment operations	$2.08	$0.02	($0.16)	$0.65	$1.67
Distributions to shareowners:
Net investment income	($0.58)	($0.66)	($0.64)	($0.75)	($0.56)
Total distributions	($0.58)	($0.66)	($0.64)	($0.75)	($0.56)
Net increase (decrease) in net asset value	$1.50	($0.64)	($0.80)	($0.10)	$1.11
Net asset value, end of period	$11.63	$10.13	$10.77	$11.57	$11.67
Total return (b)	20.97%	0.27%	-1.36%	5.64%	16.27%
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	6.01%	6.20%	5.83%	6.03%	6.38%
Portfolio turnover rate	106%	126%	108%	126%	131%
Net assets, end of period (in thousands)	$779,755	$586,958	$840,851	$637,945	$319,117
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.67%	0.68%	0.68%	0.66%	0.72%
Net investment income (loss) to average net assets	5.99%	6.17%	5.80%	6.02%	6.31%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 55

Notes to Financial Statements | 7/31/21

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust IV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended July 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures

56 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

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The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Equity-linked notes and fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such

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factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings,

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natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At July 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of

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Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2021, the Fund had accrued $0 in reserve for repatriation taxes related to capital gains.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return

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of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At July 31, 2021, the Fund reclassified $154,956 to increase distributable earnings and $154,956 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At July 31, 2021, the Fund was permitted to carry forward indefinitely $85,726,825 of short-term losses and $136,786,568 of long-term losses.

During the year ended July 31, 2021, a capital loss carryforward of $27,442,843 was utilized to offset net realized gains by the Fund.

The tax character of distributions paid during the years ended July 31, 2021 and July 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$70,672,793	$92,499,267
Distribution in Excess	—	611,613
Total	$70,672,793	$93,110,880

The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2021:

2021
Distributable earnings/(loss):
Undistributed ordinary income	$ 12,572,877
Capital loss carryforward	(222,513,393)
Current year dividend payable	(202,512)
Net unrealized depreciation	114,514,182
Total	$ (95,628,846)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to insurance linked securities and PFIC’s, the mark to market of forward foreign currency contracts and futures contracts, tax basis adjustments on real estate investment trust (“REIT”) (holdings), partnerships and other holdings.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $78,147 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2021.

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F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

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The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

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With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and

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global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S.. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at July 31, 2021 are listed in the Schedule of Investments.

I. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to

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insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J. Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

Open repurchase agreements at July 31, 2021, are disclosed in the Schedule of Investments.

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K. Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the year ended July 31, 2021, was $879,309. Open purchased options at July 31, 2021, are listed in the Schedule of Investments.

L. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

During the year ended July 31, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates.

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Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended July 31, 2021, was $1,134,602. There were no open forward foreign currency exchange contracts at July 31, 2021.

M. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the year ended July 31, 2021, was $(142,614,126). Open futures contracts outstanding at July 31, 2021, are listed in the Schedule of Investments.

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N. Interest Rate Swap Contracts

The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap contract, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates. Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities.

The average market value of interest swap contracts open during the year ended July 31, 2021, was $0. For the year ended July 31, 2021, the Fund had no open interest rate swap contracts.

O. Equity-Linked Notes

Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, the Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk

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that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion, 0.45% of the next $4 billion and 0.40% on assets over $5 billion. For the year ended July 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.48% of the Fund’s average daily net assets.

The Adviser has agreed to waive and/or reimburse its management fee with respect to any portion of the Fund’s assets invested in Pioneer Floating Rate Fund, Inc., an affiliated fund managed by the Adviser. For the year ended July 31, 2021, the Adviser waived $18,072 in management fees with respect to the Fund, which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended July 31, 2021 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $86,345 in management fees, administrative costs and certain other reimbursements payable to the Adviser at July 31, 2021.

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3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended July 31, 2021, the Fund paid $61,301 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At July 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $4,842.

4. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$38,643
Class C	17,619
Class K	94
Class R	909
Class Y	22,152
Total	$79,417

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the

72 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $42,374 in distribution fees payable to the Distributor at July 31, 2021.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2021, CDSCs in the amount of $14,263 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an up front fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2021, the Fund had no borrowings under the credit facility.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 73

7. Transactions in Underlying Funds

An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting, or a company which is under common ownership or control. At July 31, 2021, the value of the Fund’s investment in affiliated issuers was $272,472, which represents less than one percent of the Fund’s net assets. Transactions in affiliated issuers by the Fund for the year ended July 31, 2021 were as follows:

						Change in net
				Net		unrealized
				Realized		appreciation/
				gain/(loss)	Dividends	(depreciation)	Shares
Name				from	from	from	held
of the	Value at			Investments	Investments	Investments	at	Value at
Affiliated	July 31,			in Affiliated	in Affiliated	in Affiliated	July 31,	July 31,
Issuer	2020	Purchases	Sales	Issuer	Issuer	Issuer	2021	2021
Pioneer
Floating
Rate
Fund, Inc.
Trust	$5,877,053	$ —	$(6,349,835)	$(52,131)	$199,990	$797,385	23,901	$272,472
Total	$5,877,053	$ —	$(6,349,835)	$(52,131)	$199,990	$797,385	23,901	$272,472

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.

8. Master Netting Agreements

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if

74 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

any. However, the Portfolio’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of July 31, 2021.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Citibank NA	$2,347,865	$ —	$ —	$ —	$2,347,865
Total	$2,347,865	$ —	$ —	$ —	$2,347,865

Derivative
Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Citibank NA	$ —	$ —	$ —	$ —	$ —
Total	$ —	$ —	$ —	$ —	$ —

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 75

9. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2021, was as follows:

Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options purchased*	$ —	$ —	$ —	$2,347,865	$ —
Liabilities
Net unrealized
depreciation on
futures contracts	$ —	$ —	$ —	$ 5,184,757	$ —
Total Value	$ —	$ —	$ —	$ 7,532,622	$ —

76 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Options purchased*	$ —	$ —	$ —	$ (3,755,875)	$ —
Forward foreign
currency exchange
contracts	—	—	679,687	—	—
Futures contracts	—	—	—	(50,910,026)	—
Swap contracts	—	(2,189)	—	—	—
Total Value	$ —	$(2,189)	$ 679,687	$(54,665,901)	$ —

Change in net
unrealized
appreciation
(depreciation) on:
Options purchased**	$ —	$ —	$ —	$ (838,451)	$ —
Forward foreign
currency exchange
contracts	—	—	(140,743)	—	—
Futures contracts	—	—	—	(1,867,607)	—
Total Value	$ —	$ —	$(140,743)	$ (2,706,058)	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1.K). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1.K). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareholders of Pioneer Multi-Asset Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust IV (the “Trust”)), including the schedule of investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Multi-Asset Income Fund at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

78 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
September 28, 2021

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 79

Additional Information (unaudited)

For the year ended July 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 form 1099-DIV. The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was $11.16.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 15.48%.

For the fiscal year ending July 31, 2021, the Fund has elected to pass through foreign tax credits of $1,595,846.

80 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program: The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 81

funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

82 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 83

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (70)	Trustee since 2011.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior	communications and securities
	earlier retirement	Executive Vice President, The Bank of New York (financial and securities	processing provider for financial
	or removal.	services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

84 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (76)	Trustee since 2011.	William Joseph Maier Professor of Political Economy, Harvard	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	University (1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 85

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International
	2014 - 2017). Serves	Investments Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2011.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

86 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment	None
Trustee, President and	Serves until a successor	management firm) (since September 2014); Director, CEO and President
Chief Executive Officer	trustee is elected or	of Amundi Asset Management US, Inc. (since September 2014); Director,
	earlier retirement	CEO and President of Amundi Distributor US, Inc. (since September 2014);
	or removal	Director, CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings
US, Inc. (since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 87

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (56)	Since 2011. Serves	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	at the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (58)	Since 2011. Serves	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	at the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief Financial	at the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
and Accounting Officer	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2011. Serves	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2011. Serves	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

88 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (50)	Since July 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2011. Serves	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	at the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 89

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90 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

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Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21 91

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92 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 25962-09-0921

Pioneer Balanced ESG Fund

Annual Report | July 31, 2021

A: AOBLX	C: PCBCX	K: PCBKX	R: CBPRX	Y: AYBLX

Paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 1

President’s Letter

Dear Shareholders,

With the first half of 2021 now behind us, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in more severe virus cases and related hospitalizations, have had a positive effect on overall market sentiment, even as the emergence of highly infectious variants of the virus in certain areas has led to increased volatility.

While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.

With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.

Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income and capital gains tax rates on both individuals and businesses.

After leaving our offices in March of 2020 due to COVID-19, we have reopened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.

2 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering potential risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
September 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 3

Portfolio Management Discussion | 7/31/21

In the following interview, Walter Hunnewell, Jr., Bradley Komenda, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Balanced ESG Fund during the 12-month period ended July 31, 2021. Mr. Hunnewell, a vice president and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Komenda, Director of Investment-Grade Corporates, Managing Director, and a portfolio manager at Amundi US, and Mr. Zeno, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended July 31, 2021?
A	Pioneer Balanced ESG Fund’s Class A shares returned 20.60% at net asset value during the 12-month period ended July 31, 2021, while the Fund’s benchmarks, the Standard & Poor’s 500 Index (the S&P 500) and the Bloomberg US Government/Credit Bond Index (the Bloomberg Index), returned 36.45% and -1.06%, respectively. During the same period, the average return of the 680 mutual funds in Morningstar’s 50% to 70% Equity Allocation Funds category was 23.53%.
Q	How would you describe the investment environment in the domestic financial markets during the 12-month period ended July 31, 2021?
A	After simmering throughout the summer of 2020, macroeconomic uncertainty bubbled over during September, weighing on investor sentiment and the performance of so-called “riskier” assets. During that time, the markets had focused on heightened risks revolving around three key areas: the continuing COVID-19 pandemic, the need for additional fiscal stimulus, and political risks, particularly the US elections. After enacting two stimulus packages earlier in the year, another US government COVID-19 relief bill that had passed in the House of Representatives failed to gain ground towards passage in the US Senate. A partisan dispute over when to appoint Supreme Court Justice Ginsburg’s replacement further hardened both parties’ negotiating positions and lowered the odds of broad fiscal support prior to the November election. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for a “second wave” of cases and a new round of potentially harmful economic lockdowns. Finally, concerns mounted over the potential for a protracted dispute over the presidential election results.

4 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

In December, the confirmation of November’s US election results helped reduce uncertainty and boosted market sentiment. That same month, the US economic outlook received two “shots in the arm,” as a pair of COVID-19 vaccines received emergency-use authorization, and Congress finally reached agreement on a $900 billion COVID-19 relief package. Investors elected to focus attention on those positive developments and looked beyond a surge in COVID-19 cases and data suggesting a slowing in the rate of economic recovery. In response, riskier assets rallied and Treasury yields drifted higher into the end of the 2020 calendar year.

The first quarter of 2021 saw strong equity-market returns, notably higher US Treasury yields, and increased inflation expectations, driven by investors’ optimism for an improving global economic growth outlook. Contributing to the optimistic view was the Democratic Party's gaining control of both houses of Congress in early January, which gave rise to a new $1.9 trillion US fiscal stimulus package and, later, a proposed $3 billion-plus infrastructure bill. In addition, the continued distribution of COVID-19 vaccines in the US as well as a general decline in severe virus cases, coupled with the ongoing reopening of the economy, helped boost market sentiment over the first three months of the calendar year. Within equities, a market rotation towards shares of companies with more cyclical exposure – or those typically more affected by the ebbs and flows of the economic cycle – continued to gain momentum in the first quarter of 2021, with value stocks outperforming growth stocks by the largest quarterly margin in 20 years.

As the period progressed, the continued highly dovish posture on monetary policy from the US Federal Reserve (Fed) lent further support to the markets, as the US central bank expressed its intention to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based its projection on the view that near-term increases in inflation above the usual 2% target could be transitory, and not structural. The Fed also messaged that it would look at average inflation over time, rather than focusing on isolated upticks in prices and thus feeling compelled to raise rates in response.

However, the “reflation trade” wobbled during June as market participants navigated growing apprehension over COVID-19 variants and a somewhat “hawkish” Fed Open Market Committee (FOMC) meeting. Investors in the Treasury market reacted to the updated Fed “dot plot” displaying FOMC member forecasts for the federal funds rate, which pointed to a pair of quarter-point hikes to the federal funds rate target range in 2023, representing a moving forward of the policy-normalization

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 5

timetable. In response, the Treasury yield curve saw a rise on the short end, and a decrease on the long end, while longer-term inflation expectations moved lower. The movement suggested investors’ doubts regarding the Fed's long-term commitment to its current average inflation-targeting framework. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s members.)

The end of June also saw a transition in equity-market leadership, with growth stocks returning to favor and outperforming value stocks. Over the full 12-month period, the financials, industrials, energy, and communication services sectors led performance within the S&P 500, while the utilities, consumer staples, consumer discretionary, and health care sectors were the biggest laggards.

On the fixed-income side, within the Bloomberg Index, corporate bonds led performance for the 12-month period, while Treasuries lagged behind, given the general rise in yields.

Q	How did you position the Fund’s portfolio during the 12-month period ended July 31, 2021?
A	At the start of the period in August 2020, we had allocated approximately 61% of the Fund’s assets to equities and 39% in fixed-income securities.

As of July 31, 2021, common stocks represented roughly 59% of the Fund’s invested assets, with fixed income and other non-equity positions at roughly 41% of invested assets. The portfolio’s strategic target allocations typically have been 62.5% equity/37.5% fixed income.

Q	Could you review the Fund’s commitment to environmental, social, and governance (ESG) investing?
A	ESG refers to the three primary factors in measuring the sustainability and ethical impact of an investment in a company or business. With a focus on companies with sustainable business models, our management of the portfolio follows an ESG-friendly investment approach.

Per the prospectus, the Fund generally will not invest in companies significantly involved in certain business activities, including but not limited to: the production of alcohol and tobacco products; the production of certain controversial military weapons; and the operation of thermal coal mines, gambling casinos, and other gaming businesses. In addition, the Fund’s management team uses an ESG screening process, which includes, for the social factor, evaluating a company’s deployment and treatment of human capital (for example, employee morale), product

6 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

safety, and social opportunities. Environmental factors include, for example, dependence upon water resources in water-stressed geographies.

Governance categories have typically included corporate governance and business ethics (such as accounting principles), among other considerations. We view the governance aspect of ESG as critically important, as we believe companies that take steps to address and manage risk exposure better than their competitors may help reduce volatility, which could lead to solid performance during more difficult periods for both the economy and the markets.

Q	What specific investments within the portfolio’s equity allocations had noteworthy effects on the Fund’s benchmark-relative performance during the 12-month period ended July 31, 2021?
A	Our equity investment strategy for the Fund has typically emphasized portfolio diversification* and seeking to own shares of companies that we believe have reasonable valuations and good ESG standings, and that have a history of paying dividends**. Within the Fund’s equity allocation, stock selection was the primary detractor from benchmark-relative performance during the 12-month period. Negative selection results versus the S&P 500 more than offset a moderate positive contribution to relative returns from the Fund’s sector allocations. Selection results within the financials, consumer discretionary, and health care sectors detracted the most from the Fund’s relative performance, while selection results within communications services, industrials, and materials aided benchmark-relative returns.

With regard to individual equity positions, the biggest detractors from the Fund’s benchmark-relative performance for the 12-month period included shares of AstraZeneca, Becton Dickinson, Lamb Weston, and Alibaba, and a lack of portfolio exposure to NVIDIA. AstraZeneca’s stock struggled during the period as conflicting news regarding the company’s COVID-19 vaccine efforts and some market concerns about its new drug pipeline weighed on investor sentiment. While we have continued to trim the Fund’s position, we have retained exposure to AstraZeneca because we like the company’s broad drug pipeline in treatment areas such as oncology. Becton Dickinson’s shares declined over the period as the company faced challenges in bringing its new “Alaris” infusion-pump system to market. That situation, plus execution issues and a transition at the management level, prompted us to exit the Fund’s position. Lamb

*	Diversification does not assure profit nor protect against loss.
**	Dividends are not guaranteed.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 7

Weston is a classic “reopening” story, featuring a high-return business as one of the two or three major US producers of frozen French-fried potatoes. While the company’s disappointing performance over the period revealed that we were perhaps “too early” in establishing a portfolio position in the stock, we have retained the shares. Alibaba, referred to as “the Amazon of China” by some, has faced increased scrutiny of late, and we have been evaluating the Fund’s position in light of the market’s concerns about increased regulatory control over the company by the Chinese government. Our decision not to own shares of NVIDIA, due to valuation concerns, weighed on the Fund’s relative performance, as the stock of the semiconductor manufacturer (for artificial intelligence and gaming applications) outperformed over the 12-month period.

On the positive side, the Fund’s benchmark-relative performance during the 12-month period benefited from portfolio holdings in Alphabet (parent of Google), Timken, Lam Research, Targa Resources, and Motorola Solutions. Over the past several months, Alphabet has emerged from the COVID-19-related advertising slowdown and generated profits that have surpassed expectations. Timken, a manufacturer of high-quality ball bearings, saw its modestly valued stock in demand over the 12-month period as the transportation and general industrial markets have begun to recover from the pandemic. Lam Research’s stock has continued to perform well. The company offers technology deemed integral to the current trend in semiconductor manufacturing of vertical, rather than horizontal, chip expansion. Targa Resources, which owns and operates natural gas/liquids gathering, processing, pipeline, and export assets, reported strong financial results over the period as energy markets recovered from pandemic-induced lows. Finally, Motorola Solutions, which produces portable radios and information systems for first responders and other industries, reported improved financial results, dispelling the market’s concerns about possible government defunding of security personnel.

Overall, sector allocations within equities had a moderate positive effect on the Fund’s performance relative to the S&P 500. The most beneficial allocation decision was to underweight the portfolio to the underperforming utilities sector. Modest detractors from relative returns included slight Fund overweights to the underperforming real estate and health care sectors. The Fund’s information technology exposure also detracted slightly from relative results, as the portfolio was underweight

8 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

to the outperforming sector, based on our risk-management policies, which limit individual sector concentrations to 25% of invested assets. While information technology investments did account for approximately 25% of the Fund’s equity holdings over the period, and the sector represented the portfolio’s largest absolute weighting, the allocation was still underweight versus the S&P 500. During the 12-month period, the Fund’s largest overweights versus the S&P 500 were in industrials, communication services, and materials, while the largest underweights were to the aforementioned utilities and information technology sectors, and in consumer discretionary.

Q	What investment strategies within the portfolio’s fixed-income allocations had noteworthy effects on the Fund’s benchmark-relative performance during the 12-month period ended July 31, 2021?
A	Within fixed income, the Fund’s performance relative to the Bloomberg Index benefited the most from asset allocation, while security selection results also contributed meaningfully to positive relative returns. Yield-curve positioning, too, modestly aided the Fund’s relative performance over the 12-month period.

Among the leading positive contributors to the Fund’s relative performance during the period were non-benchmark exposures to high-yield corporate bonds. Entering the 12-month period, we had viewed the high-yield market in general as having avoided some of the excesses witnessed during past cycles. As investors’ sentiment towards riskier assets continued to improve with the help of strong policy support from the Fed and the US government, we took advantage of what we believed were still-attractive relative valuations and increased the Fund’s exposure to the high-yield sector in a meaningful way. The stance benefited the Fund’s relative performance for the 12-month period as high-yield corporates notably outpaced the returns of their investment-grade counterparts. (Per the prospectus, the Fund may invest up to 20% of its net assets in debt securities rated below investment grade – also known as high-yield or “junk bonds” – including convertible debt.)

Another non-benchmark allocation to non-agency mortgage-backed securities (MBS) proved beneficial for the Fund’s relative performance over the period. Within the portfolio’s non-agency MBS allocation, exposure to credit-risk-transfer securities (CRTs) was the leading positive contributor, as CRTs benefited from very strong home-price appreciation. (CRTs are investments that transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from the government-sponsored entities, or GSEs, Fannie Mae and Freddie Mac, to the private sector.)

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 9

The Fund’s positioning within investment-grade corporate bonds also contributed notably to benchmark-relative outperformance during the period, highlighted by an overweight to and security selection results in the industrials sector. In the aftermath of the first-quarter 2020 liquidity crisis driven by the onset of the COVID-19 pandemic, we took the opportunity to add portfolio exposure, at discounted prices, to longer-maturity debt instruments of what we regarded as high-quality industrial issuers. The stance benefited the Fund’s relative performance as investor sentiment within the credit markets became more positive over the course of the period. Other positive contributors to relative returns were an overweight to and selection results within financials, most notably the Fund’s exposure to subordinated bank debt.

We have preferred to maintain the portfolio’s allocation to securitized asset classes in lieu of credit exposures within its non-benchmark positioning, and we have preferred agency pass-through MBS over Treasuries, given historically low interest rates. Those decisions worked out well and contributed positively to the Fund’s relative returns over the past fiscal year, as Treasury yields drifted higher in the fourth quarter of 2020 and in the first quarter of 2021. Within securitized assets, allocations to commercial MBS (CMBS) and asset-backed securities (ABS) boosted the Fund’s performance for the full 12-month period as market participants eventually sought out investments in sectors that had lagged the initial recovery of riskier assets. Positioning with respect to agency MBS was another positive contributor to the Fund’s benchmark-relative performance, as we were able to identify opportunities created by the Fed’s broad-based purchases within the asset class, which were part of its efforts to bolster the markets in response to the pandemic-related crisis in the spring of 2020.

Finally, the portfolio’s positioning with respect to interest rates contributed positively to the Fund’s relative returns over the period. Most notably, the Fund had a short-duration stance compared with the Bloomberg Index entering 2021, given very low Treasury yields at the time. The positioning proved beneficial as yields moved higher for securities with longer maturities over the first quarter of 2021. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

During a 12-month period that saw the Bloomberg Index finish in negative territory, the Fund outperformed its fixed-income benchmark. There were no material detractors from relative returns within the fixed-income portion of the portfolio for the period.

10 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended July 31, 2021?
A	Yes, within the Fund’s fixed-income allocation, we invested in Treasury futures. We have typically utilized Treasury futures as part of our duration-management strategy for the portfolio. We believe the use of Treasury futures has allowed us to express our views on duration and yield-curve positioning in the most efficient manner. As noted earlier, duration positioning had a positive effect on the Fund’s performance during the 12-month period.
Q	Did the Fund’s yield, or distributions*** to shareholders, change during the 12-month period ended July 31, 2021?
A	The Fund’s distribution rate declined early in the period as yields available within the fixed-income market decreased, primarily driven by the move lower in interest rates caused by the recessionary environment in the wake of COVID-19. As the period progressed, yields did increase, with the 10-year Treasury yield rising from 0.53% to as high as 1.74% in the first quarter of 2021 as interest rates began the process of normalizing in anticipation of an improving COVID-19 situation (post-vaccine rollouts), and a corresponding rally in economic growth. However, the 10-year Treasury yield drifted lower following the Fed’s more hawkish mid-June meeting, ending the period at 1.24%. Over the full 12 months, the Fund’s monthly distribution rate fluctuated somewhat given the ebbs and flows of Treasury yields, but ended the reporting period lower than it was at the beginning of the reporting period in August 2020.
Q	What is your investment outlook?
A	The COVID-19 situation has remained a key driver of global economic activity, both positive and negative, and, in turn, the performance of financial markets. Though the spread of the highly contagious “Delta” variant of the virus has been driving an increase in COVID-19 infections (particularly in those regions with lower vaccination rates), the spread of the variant may not, in our view, derail the economic recovery already underway in major developed economies where vaccination rates have been relatively high. While the vaccines apparently have not provided 100 percent protection against infection, “breakthrough” infections in vaccinated individuals have appeared, so far, to be less severe and resulted in fewer hospitalizations and deaths. It is important to keep this point in mind as the world transitions from fighting COVID-19 to living with COVID-19.

***	Distributions are not guaranteed.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 11

In his June post-FOMC meeting press conference, Fed Chair Powell reported that the committee has begun to talk about tapering its monthly purchases of Treasuries and agency MBS. Logically, some market participants have become worried about a repeat of the 2013 “taper tantrum,” if an official taper plan becomes reality (possibly late this year). However, Fed officials, having learned from 2013, have been offering investors plenty of guidance and a good sense of their eventual policy game plan. While we still think it likely that the ultimate announcement of tapering could precipitate some financial market volatility (as did the June FOMC meeting), unlike eight years ago, we believe any such episode could be relatively short lived.

Within equities, we have been witnessing an almost daily market struggle for leadership between value, cyclical, and post-COVID-19 “reopening” stocks on the one side, and growth – or what we have been inclined to refer to as “growth-at-any-price” equities – on the other side. In our view, the battle reflects market participants’ weighing of two seemingly binary outcomes: a strong, perhaps even hot (that is, potentially inflationary) economic recovery; or a no-growth, deflationary spiral. As has often been the case historically, we believe the true outcome will fall somewhere in between. Our strategic positioning within the Fund’s equity allocation currently favors the more-cyclical outcome. At period-end, the Fund’s largest equity sector overweights versus the S&P 500 were to industrials, financials, materials, and energy, and the largest underweights were to utilities, information technology, communication services, and health care.

Within fixed-income, the portfolio’s current positioning has continued to balance a positive outlook for economic growth and accommodative financial conditions against credit spreads that, in our view, have been offering much-lower-than-average compensation for the risk assumed in most sectors. One exception is agency MBS, where recent spread-widening has resulted in relatively attractive spread levels compared to Treasuries and credit-sensitive spread sectors, in our opinion. We have continued to take steps aimed at reducing the Fund’s overall risk profile, and have been increasingly selective with regard to sub-sector and issuer exposures.

Overall, we are optimistic that a broader, self-sustaining economic recovery could develop, albeit not without some stumbles along the way. In that vein, we do not find it surprising that inflationary pressures have become prevalent of late. We think the restart of the broader global economy after more than a year of near closure and inventory liquidation

12 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

could place unprecedented demands on global transportation and logistical supply chains. That said, we remain mindful of the risks ahead, which include potentially disappointing developments in the US with regard to fiscal and regulatory policies, the winding down of monetary support, and ever-present geopolitical competition. We believe our lower-risk and value-oriented core investment strategy could help the Fund successfully navigate such challenges.

Please refer to the Schedule of Investments on pages 24–57 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, the value of which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 13

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund generally excludes corporate issuers that are significantly involved in certain business activities (ESG criteria). Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG criteria.

At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your investment professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

14 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Portfolio Summary | 7/31/21

Portfolio Diversification

(As a percentage of total investments)*

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Alphabet, Inc.	4.45%
2.	U.S. Treasury Bills, 8/24/21	4.31
3.	Microsoft Corp.	3.17
4.	U.S. Treasury Bills, 8/26/21	2.80
5.	Bank of America Corp.	2.40
6.	Visa, Inc.	2.00
7.	PNC Financial Services Group, Inc.	1.96
8.	Amazon.com, Inc.	1.66
9.	PepsiCo., Inc.	1.54
10.	Cisco Systems, Inc.	1.43

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management, Inc., (the “Adviser”).

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 15

Prices and Distributions | 7/31/21

Net Asset Value per Share

Class	7/31/21	7/31/20
A	$11.31	$9.72
C	$11.21	$9.65
K	$11.29	$9.71
R	$11.33	$9.75
Y	$11.39	$9.79

Distributions per Share: 8/1/20–7/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1083	$ —	$0.2617
C	$0.0382	$ —	$0.2617
K	$0.1468	$ —	$0.2617
R	$0.0803	$ —	$0.2617
Y	$0.1467	$ —	$0.2617

Index Definitions

The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg US Government/Credit Bond Index is unmanaged and measures the performance of debt obligations of the US government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 17–21.

16 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Performance Update | 7/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Balanced ESG Fund at public offering price during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg US Government/Credit Bond Index.

Average Annual Total Returns

(As of July 31, 2021)

				Bloomberg
	Net	Public		US Govern-
	Asset	Offering S&P		ment/
	Value	Price	500	Credit Bond
Period	(NAV)	(POP)	Index	Index
10 years	9.42%	8.92%	15.35%	3.65%
5 years	10.88	9.87	17.35	3.42
1 year	20.60	15.17	36.45	-1.06

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross	Net
1.04%	1.00%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 17

Performance Update | 7/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg US Government/Credit Bond Index.

Average Annual Total Returns

(As of July 31, 2021)

				Bloomberg
			S&P	US Government
	If	If	500	Credit Bond
Period	Held	Redeemed	Index	Index
10 years	8.58%	8.58%	15.35%	3.65%
5 years	10.07	10.07	17.35	3.42
1 year	19.63	19.63	36.45	-1.06

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross
1.76%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

18 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Performance Update | 7/31/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg US Government/Credit Bond Index.

Average Annual Total Returns

(As of July 31, 2021)

			Bloomberg
	Net		US Govern-
	Asset	S&P	ment/
	Value	500	Credit Bond
Period	(NAV)	Index	Index
10 years	9.58%	15.35%	3.65%
5 years	11.22	17.35	3.42
1 year	20.96	36.45	-1.06

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross	Net
0.71%	0.66%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 19

Performance Update | 7/31/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg US Government/Credit Bond Index.

Average Annual Total Returns

(As of July 31, 2021)

			Bloomberg
	Net		US Govern-
	Asset	S&P	ment/
	Value	500	Credit Bond
Period	(NAV)	Index	Index
10 years	9.27%	15.35%	3.65%
5 years	10.63	17.35	3.42
1 year	20.12	36.45	-1.06

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross	Net
1.59%	1.31%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class R shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

20 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Performance Update | 7/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg US Government/Credit Bond Index.

Average Annual Total Returns

(As of July 31, 2021)

			Bloomberg
	Net		US Govern-
	Asset	S&P	ment/
	Value	500	Credit Bond
Period	(NAV)	Index	Index
10 years	9.73%	15.35%	3.65%
5 years	11.23	17.35	3.42
1 year	20.99	36.45	-1.06

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross	Net
0.82%	0.66%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 21

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund

Based on actual returns from February 1, 2021 through July 31, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/21
Ending Account	$1,113.98	$1,109.84	$1,115.15	$1,111.71	$1,115.12
Value (after expenses)
on 7/31/21
Expenses Paid	$5.19	$9.00	$3.41	$6.81	$3.41
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.99%, 1.72%, 0.65%, 1.30%, and 0.65% for class A, C, K, R, and Y respectively, and multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period)

22 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2021 through July 31, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/21
Ending Account	$1,019.89	$1,016.27	$1,021.57	$1,018.35	$1,021.57
Value (after expenses)
on 7/31/21
Expenses Paid	$4.96	$8.60	$3.26	$6.51	$3.26
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, 1.72%, 0.65%, 1.30%, and 0.65% for class A, C, K, R, and Y respectively, and multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period)

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 23

Schedule of Investments | 7/31/21

Shares		Value
UNAFFILIATED ISSUERS — 107.1%
COMMON STOCKS — 62.6% of Net Assets
Automobiles — 0.5%
63,703	Honda Motor Co., Ltd. (A.D.R.)	$ 2,044,866
	Total Automobiles	$ 2,044,866
Banks — 2.6%
290,615	Bank of America Corp.	$ 11,147,991
	Total Banks	$ 11,147,991
Beverages — 1.8%
54,340	Britvic Plc	$ 735,668
45,699	PepsiCo., Inc.	7,172,458
	Total Beverages	$ 7,908,126
Biotechnology — 2.7%
48,969	AbbVie, Inc.	$ 5,695,095
84,809	Gilead Sciences, Inc.	5,791,606
	Total Biotechnology	$ 11,486,701
Capital Markets — 1.3%
15,649	CME Group, Inc.	$ 3,319,622
10,400	T.Rowe Price Group, Inc.	2,123,264
	Total Capital Markets	$ 5,442,886
Chemicals — 1.5%
33,776	Dow, Inc.	$ 2,099,516
7,553	Ecolab, Inc.	1,667,929
44,987	Huntsman Corp.	1,188,107
16,848	LyondellBasell Industries NV	1,673,512
	Total Chemicals	$ 6,629,064
Commercial Services & Supplies — 1.2%
68,873(a)	IAA, Inc.	$ 4,165,439
75,303(a)	KAR Auction Services, Inc.	1,240,993
	Total Commercial Services & Supplies	$ 5,406,432
Communications Equipment — 3.1%
120,191	Cisco Systems, Inc.	$ 6,654,976
29,274	Motorola Solutions, Inc.	6,555,034
	Total Communications Equipment	$ 13,210,010
Electrical Equipment — 1.0%
27,958	Eaton Corp. Plc	$ 4,418,762
	Total Electrical Equipment	$ 4,418,762
Electronic Equipment, Instruments &
Components — 1.0%
29,705	TE Connectivity, Ltd.	$ 4,380,596
	Total Electronic Equipment, Instruments & Components	$ 4,380,596

The accompanying notes are an integral part of these financial statements.

24 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Shares		Value
Entertainment — 0.4%
10,295(a)	Walt Disney Co.	$ 1,812,126
	Total Entertainment	$ 1,812,126
Equity Real Estate Investment Trusts (REITs) — 1.3%
14,675	Crown Castle International Corp.	$ 2,833,596
123,273(a)	Outfront Media, Inc.	2,944,992
	Total Equity Real Estate Investment Trusts (REITs)	$ 5,778,588
Financials — 2.1%
49,986	PNC Financial Services Group, Inc.	$ 9,117,946
	Total Financials	$ 9,117,946
Food & Staples Retailing — 0.8%
77,000	Seven & i Holdings Co., Ltd.	$ 3,415,207
	Total Food & Staples Retailing	$ 3,415,207
Food Products — 0.8%
55,194	Lamb Weston Holdings, Inc.	$ 3,685,303
	Total Food Products	$ 3,685,303
Health Care — 0.8%
26,392	Medtronic Plc	$ 3,465,534
	Total Health Care	$ 3,465,534
Health Care Providers & Services — 1.7%
5,896	Anthem, Inc.	$ 2,264,123
41,203	CVS Health Corp.	3,393,479
10,858	Quest Diagnostics, Inc.	1,539,664
	Total Health Care Providers & Services	$ 7,197,266
Health Care Technology — 0.4%
19,359	Cerner Corp.	$ 1,556,270
	Total Health Care Technology	$ 1,556,270
Hotels, Restaurants & Leisure — 1.3%
42,485(a)	Cedar Fair LP	$ 1,784,370
11,087	McDonald’s Corp.	2,690,926
18,364	Wyndham Hotels & Resorts, Inc.	1,323,310
	Total Hotels, Restaurants & Leisure	$ 5,798,606
Industrial Conglomerates — 1.3%
25,032	Honeywell International, Inc.	$ 5,852,231
	Total Industrial Conglomerates	$ 5,852,231
Information Technology — 2.1%
37,616	Visa, Inc.	$ 9,268,206
	Total Information Technology	$ 9,268,206

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 25

Schedule of Investments | 7/31/21 (continued)

Shares		Value
	Insurance — 1.9%
30,740	Chubb, Ltd.	$ 5,187,068
59,575	Sun Life Financial, Inc.	3,099,687
	Total Insurance	$ 8,286,755
	Interactive Media & Services — 4.8%
7,675(a)	Alphabet, Inc.	$ 20,680,518
	Total Interactive Media & Services	$ 20,680,518
	Internet & Direct Marketing Retail — 2.3%
10,704(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 2,089,314
2,314(a)	Amazon.com, Inc.	7,700,043
	Total Internet & Direct Marketing Retail	$ 9,789,357
	IT Services — 1.6%
18,291	Automatic Data Processing, Inc.	$ 3,834,343
20,186	Fidelity National Information Services, Inc.	3,008,723
	Total IT Services	$ 6,843,066
	Machinery — 2.6%
10,682	Caterpillar, Inc.	$ 2,208,504
11,172	Deere & Co.	4,039,683
60,572	Timken Co.	4,815,474
	Total Machinery	$ 11,063,661
	Media — 1.1%
80,054	Comcast Corp.	$ 4,709,577
	Total Media	$ 4,709,577
	Metals & Mining — 0.8%
9,753	Reliance Steel & Aluminum Co.	$ 1,532,684
32,899	Steel Dynamics, Inc.	2,120,341
	Total Metals & Mining	$ 3,653,025
	Oil, Gas & Consumable Fuels — 2.0%
28,898	Phillips 66	$ 2,121,980
59,074	Royal Dutch Shell Plc (A.D.R.)	2,399,586
62,456	Targa Resources Corp.	2,630,022
25,066	Valero Energy Corp.	1,678,670
	Total Oil, Gas & Consumable Fuels	$ 8,830,258
	Pharmaceuticals — 2.2%
61,860	AstraZeneca Plc (A.D.R.)	$ 3,540,866
18,271	Eli Lilly & Co.	4,448,989
8,348	Merck KGaA	1,708,784
	Total Pharmaceuticals	$ 9,698,639
	Professional Services — 0.4%
18,807	Robert Half International, Inc.	$ 1,847,035
	Total Professional Services	$ 1,847,035

The accompanying notes are an integral part of these financial statements.

26 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Shares		Value
	Semiconductors & Semiconductor Equipment — 2.6%
24,342	Analog Devices, Inc.	$ 4,075,338
7,311	Lam Research Corp.	4,660,104
18,102	QUALCOMM, Inc.	2,711,680
	Total Semiconductors & Semiconductor Equipment	$ 11,447,122
	Software — 4.8%
3,944(a)	ANSYS, Inc.	$ 1,453,206
51,636	Microsoft Corp.	14,711,613
18,419(a)	salesforce.com, Inc.	4,456,109
	Total Software	$ 20,620,928
	Specialty Retail — 2.2%
16,757	Home Depot, Inc.	$ 5,499,480
57,630	TJX Cos., Inc.	3,965,520
	Total Specialty Retail	$ 9,465,000
	Technology Hardware, Storage & Peripherals — 0.9%
254,734	Hewlett Packard Enterprise Co.	$ 3,693,643
	Total Technology Hardware, Storage & Peripherals	$ 3,693,643
	Textiles, Apparel & Luxury Goods — 1.2%
74,537	Levi Strauss & Co.	$ 2,051,258
36,810	VF Corp.	2,952,162
	Total Textiles, Apparel & Luxury Goods	$ 5,003,420
	Trading Companies & Distributors — 1.5%
45,085(a)	AerCap Holdings NV	$ 2,389,505
27,942	Ferguson Plc	3,913,277
	Total Trading Companies & Distributors	$ 6,302,782
	TOTAL COMMON STOCKS
	(Cost $186,056,191)	$270,957,503
	CONVERTIBLE PREFERRED STOCK — 0.4% of
	Net Assets
	Financials — 0.4%
1,231(b)	Wells Fargo & Co., 7.5%	$ 1,861,900
	Total Financials	$ 1,861,900
	TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $1,810,572)	$ 1,861,900

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 27

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — 2.2% of
	Net Assets
100,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class C, 4.27%, 1/20/23 (144A)	$ 102,622
300,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)	306,107
5,518	BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
	8/21/23 (144A)	5,527
250,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class D, 3.926% (3 Month USD LIBOR + 380 bps),
	1/15/33 (144A)	250,634
250,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 7.146% (3 Month USD LIBOR + 702 bps),
	1/15/33 (144A)	249,507
250,000	Blackbird Capital Aircraft, Series 2021-1A, Class A,
	2.443%, 7/15/46 (144A)	252,782
259,131	BXG Receivables Note Trust, Series 2018-A, Class C,
	4.44%, 2/2/34 (144A)	271,597
250,000(c)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.126%
	(3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	250,977
173,226(d)	Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.0%,
	11/25/44 (144A)	181,548
22,303	Conn’s Receivables Funding LLC, Series 2019-B, Class B,
	3.62%, 6/17/24 (144A)	22,361
219,118	CoreVest American Finance Trust, Series 2020-3, Class A,
	1.358%, 8/15/53 (144A)	218,752
500,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%,
	1/20/26 (144A)	499,530
100,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%,
	2/27/51 (144A)	102,087
197,000	Domino’s Pizza Master Issuer LLC, Series 2019-1A,
	Class A2, 3.668%, 10/25/49 (144A)	214,344
50,000	Drive Auto Receivables Trust, Series 2020-2, Class C,
	2.28%, 8/17/26	51,267
30,000	Drive Auto Receivables Trust, Series 2020-2, Class D,
	3.05%, 5/15/28	31,242
200,000(d)	Finance of America HECM Buyout, Series 2021-HB1,
	Class M2, 2.084%, 2/25/31 (144A)	199,689
250,000(c)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	4.484% (3 Month USD LIBOR + 435 bps), 1/20/33 (144A)	250,533
90,123	Foundation Finance Trust, Series 2021-1A, Class A,
	1.27%, 5/15/41 (144A)	90,398
135,617	Home Partners of America Trust, Series 2019-1, Class D,
	3.406%, 9/17/39 (144A)	137,242
171,134	Home Partners of America Trust, Series 2019-2, Class E,
	3.32%, 10/19/39 (144A)	171,541
196,956	LL ABS Trust, Series 2019-1A, Class B, 3.52%, 3/15/27
	(144A)	198,435

The accompanying notes are an integral part of these financial statements.

28 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
250,000(c)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 7.376% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	$ 250,221
100,000	Mercury Financial Credit Card Master Trust,
	Series 2021-1A, Class A, 1.54%, 3/20/26 (144A)	100,405
52,214	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%,
	9/20/40 (144A)	55,260
144,171	Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.1%,
	4/20/46 (144A)	147,949
150,000	Nelnet Student Loan Trust, Series 2021-A, Class B1,
	2.85%, 4/20/62 (144A)	155,173
200,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	202,734
100,000	NMEF Funding LLC, Series 2019-A, Class C, 3.3%,
	8/17/26 (144A)	102,263
250,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	255,541
100,000	NMEF Funding LLC, Series 2021-A, Class C, 2.58%,
	12/15/27 (144A)	100,158
100,000	Oportun Funding XIV LLC, Series 2021-A, Class C,
	3.44%, 3/8/28 (144A)	100,255
250,000(c)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.055% (3 Month USD LIBOR +
	190 bps), 2/20/28 (144A)	250,031
300,000	Progress Residential Trust, Series 2018-SFR3, Class E,
	4.873%, 10/17/35 (144A)	302,221
210,000	Progress Residential Trust, Series 2019-SFR2, Class E,
	4.142%, 5/17/36 (144A)	214,857
200,000	Republic Finance Issuance Trust, Series 2019-A, Class A,
	3.43%, 11/22/27 (144A)	202,042
144,000	SCF Equipment Leasing LLC, Series 2019-1A, Class C,
	3.92%, 11/20/26 (144A)	144,427
150,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D,
	1.93%, 9/20/30 (144A)	150,321
250,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	4.236% (3 Month USD LIBOR + 411 bps), 1/15/33
	(144A)	251,047
250,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	7.746% (3 Month USD LIBOR + 762 bps), 1/15/33 (144A)	250,850
148,725	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	150,793
250,000(c)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C,
	2.284% (3 Month USD LIBOR + 215 bps), 4/18/33
	(144A)	248,746
200,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class M2,
	3.25%, 6/25/57 (144A)	214,319
150,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M1,
	3.875%, 5/25/58 (144A)	161,453

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 29

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
200,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M2,
	3.875%, 5/25/58 (144A)	$ 214,567
100,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class D, 1.92%, 5/15/26 (144A)	100,027
169,887	Tricon American Homes Trust, Series 2019-SFR1,
	Class A, 2.75%, 3/17/38 (144A)	176,971
120,000	Tricon American Homes Trust, Series 2020-SFR2,
	Class E1, 2.73%, 11/17/39 (144A)	121,117
250,000(c)	Trinitas CLO VI, Ltd., Series 2017-6A, Class DR4, 4.375%
	(3 Month USD LIBOR + 425 bps), 1/25/34 (144A)	249,616
250,000	United Auto Credit Securitization Trust, Series 2020-1,
	Class D, 2.88%, 2/10/25 (144A)	256,031
300,877	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
	6/15/38 (144A)	308,869
180,230	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	190,041
	TOTAL ASSET BACKED SECURITIES
	(Cost $9,520,937)	$ 9,687,027
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	4.7% of Net Assets
110,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
	4.5%, 11/25/48 (144A)	$ 111,555
100,129(c)	Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
	0.629% (1 Month USD LIBOR + 54 bps), 8/25/35	100,781
115,743(c)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.689%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	116,682
81,858(c)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.939%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	82,073
150,000(c)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.839%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	150,000
150,000(c)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 3.789%
	(1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	158,001
150,000(c)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.939%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	157,833
160,000(c)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.689%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	161,562
100,000(d)	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A2, 2.6%, 2/25/55 (144A)	101,760
100,000(d)	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A3, 3.253%, 2/25/55 (144A)	102,529
100,000(d)	Cascade Funding Mortgage Trust, Series 2021-HB6,
	Class M3, 3.735%, 6/25/36 (144A)	100,000
150,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1,
	2.992%, 2/25/46 (144A)	156,455
300,000(d)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%,
	2/25/31 (144A)	299,854

The accompanying notes are an integral part of these financial statements.

30 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
500,000(d)	CIM Trust, Series 2019-R5, Class M3, 3.5%,
	9/25/59 (144A)	$ 531,481
487,698(d)	Citigroup Mortgage Loan Trust, Series 2018-RP2,
	Class A1, 3.274%, 2/25/58 (144A)	505,945
500,000(d)	Citigroup Mortgage Loan Trust, Series 2018-RP3,
	Class M3, 3.25%, 3/25/61 (144A)	519,665
68,487(c)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2M2, 2.189% (1 Month USD LIBOR +
	210 bps), 9/25/39 (144A)	68,728
92,256(c)	Connecticut Avenue Securities Trust, Series 2019-R07,
	Class 1M2, 2.189% (1 Month USD LIBOR +
	210 bps), 10/25/39 (144A)	92,711
43,846(c)	Connecticut Avenue Securities Trust, Series 2020-R01,
	Class 1M2, 2.139% (1 Month USD LIBOR +
	205 bps), 1/25/40 (144A)	44,062
122,503(c)	Connecticut Avenue Securities Trust, Series 2020-R02,
	Class 2M2, 2.089% (1 Month USD LIBOR +
	200 bps), 1/25/40 (144A)	123,034
82,591(c)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.789% (1 Month
	USD LIBOR + 170 bps), 11/25/28 (144A)	82,818
210,548(c)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.889% (1
	Month USD LIBOR + 180 bps), 4/25/29 (144A)	210,548
160,000(c)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.689% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	164,165
172,963(c)	Fannie Mae Connecticut Avenue Securities,
	Series 2018-C04, Class 2M2, 2.639% (1 Month
	USD LIBOR + 255 bps), 12/25/30	175,134
54,021(c)	Federal Home Loan Mortgage Corp. REMICS,
	Series 1671, Class S, 0.743% (1 Month USD LIBOR +
	65 bps), 2/15/24	53,875
552,379	Federal Home Loan Mortgage Corp. REMICS,
	Series 3816, Class HA, 3.5%, 11/15/25	582,245
19,629(c)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3868, Class FA, 0.493% (1 Month USD LIBOR +
	40 bps), 5/15/41	19,837
154,759(c)(e)	Federal Home Loan Mortgage Corp. REMICS,
	Series 4091, Class SH, 6.457% (1 Month USD LIBOR +
	655 bps), 8/15/42	32,633
27,233(c)	Federal National Mortgage Association REMICS, Series
	2006-23, Class FP, 0.389% (1 Month USD LIBOR
	+ 30 bps), 4/25/36	27,387
21,326(c)	Federal National Mortgage Association REMICS, Series
	2006-104, Class GF, 0.409% (1 Month USD LIBOR
	+ 32 bps), 11/25/36	21,466
11,849(c)	Federal National Mortgage Association REMICS, Series
	2007-93, Class FD, 0.639% (1 Month USD LIBOR
	+ 55 bps), 9/25/37	12,038

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 31

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
71,007(c)	Federal National Mortgage Association REMICS, Series
	2011-63, Class FG, 0.539% (1 Month USD LIBOR
	+ 45 bps), 7/25/41	$ 72,228
495,597(d)	Flagstar Mortgage Trust, Series 2021-3INV, Class A2,
	2.5%, 6/25/51 (144A)	508,297
450,000(d)	Flagstar Mortgage Trust, Series 2021-6INV, Class A4,
	2.5%, 8/25/51 (144A)	460,037
190,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.189% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	198,683
190,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B1, 6.089% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	202,586
38,315(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class M2, 3.839% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	38,524
105,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.85% (SOFR30A + 480 bps),
	10/25/50 (144A)	111,956
160,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class M2, 2.85% (SOFR30A +
	280 bps), 10/25/50 (144A)	161,910
80,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.7% (SOFR30A +
	565 bps), 12/25/50 (144A)	86,497
60,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.339% (1 Month USD LIBOR +
	525 bps), 9/25/50 (144A)	63,279
130,000(c)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B1, 2.7% (SOFR30A +
	265 bps), 1/25/51 (144A)	130,161
195,000(c)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.8% (SOFR30A +
	475 bps), 1/25/51 (144A)	196,830
195,000(c)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5,
	Class B1, 3.1% (SOFR30A +
	305 bps), 1/25/34 (144A)	198,420
120,000(c)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.05% (SOFR30A +
	500 bps), 8/25/33 (144A)	121,569
24,969(c)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M1,
	0.839% (1 Month USD LIBOR + 75 bps), 10/25/48 (144A)	24,969
110,000(c)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2020-HQA5, Class B2, 7.45% (SOFR30A +
	740 bps), 11/25/50 (144A)	129,126
499,950(e)	Government National Mortgage Association,
	Series 2019-159, Class CI, 3.5%, 12/20/49	63,510

The accompanying notes are an integral part of these financial statements.

32 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
438,028(c)(e)	Government National Mortgage Association,
	Series 2020-9, Class SA, 3.266% (1 Month USD LIBOR +
	335 bps), 1/20/50	$ 34,698
134,795(d)	GS Mortgage-Backed Securities Trust, Series
	2020-NQM1, Class A3, 2.352%, 9/27/60 (144A)	136,820
278,736(d)	GS Mortgage-Backed Securities Trust, Series 2021-PJ1,
	Class A4, 2.5%, 6/25/51 (144A)	283,272
380,896(d)	GS Mortgage-Backed Securities Trust, Series 2021-PJ2,
	Class A4, 2.5%, 7/25/51 (144A)	385,419
500,000(d)	GS Mortgage-Backed Securities Trust, Series 2021-PJ7,
	Class A2, 2.5%, 1/25/52 (144A)	509,233
44,390(c)	Home Re, Ltd., Series 2018-1, Class M1, 1.689% (1 Month
	USD LIBOR + 160 bps), 10/25/28 (144A)	44,390
68,968(c)	Home Re, Ltd., Series 2019-1, Class M1, 1.739% (1 Month
	USD LIBOR + 165 bps), 5/25/29 (144A)	68,968
150,000(c)	Home Re, Ltd., Series 2020-1, Class M1C, 4.239%
	(1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	152,148
150,000(c)	Home Re, Ltd., Series 2020-1, Class M2, 5.339%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	152,868
100,000(d)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class A3, 3.196%, 5/25/65 (144A)	103,611
400,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA,
	3.4%, 8/18/43 (144A)	418,750
386,111(d)	JP Morgan Mortgage Trust, Series 2021-4, Class A3, 2.5%,
	8/25/51 (144A)	395,643
584,398(d)	JP Morgan Mortgage Trust, Series 2021-6, Class A3, 2.5%,
	10/25/51 (144A)	597,182
730,498(d)	JP Morgan Mortgage Trust, Series 2021-6, Class A15,
	2.5%, 10/25/51 (144A)	739,629
394,040(d)	JP Morgan Mortgage Trust, Series 2021-7, Class A3, 2.5%,
	11/25/51 (144A)	403,409
398,500(d)	JP Morgan Mortgage Trust, Series 2021-7, Class B2,
	2.821%, 11/25/51 (144A)	407,063
348,016(d)	JP Morgan Mortgage Trust, Series 2021-8, Class A3, 2.5%,
	12/25/51 (144A)	356,046
500,000(d)	JP Morgan Mortgage Trust, Series 2021-10, Class A15,
	2.5%, 12/25/51 (144A)	506,777
298,849(d)	JP Mortgage Trust, Series 2021-INV1, Class B1, 3.036%,
	10/25/51 (144A)	313,223
137,104(d)	MFA Trust, Series 2020-NQM1, Class A3, 2.3%,
	8/25/49 (144A)	139,032
681,031(d)	Mill City Mortgage Loan Trust, Series 2018-4, Class A1B,
	3.5%, 4/25/66 (144A)	709,215
300,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS2,
	Class M3, 3.25%, 8/25/59 (144A)	315,712

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 33

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
226,083(c)	Multifamily Connecticut Avenue Securities Trust, Series
	2019-01, Class M7, 1.789% (1 Month USD LIBOR +
	170 bps), 10/15/49 (144A)	$ 226,083
94,137(d)	New Residential Mortgage Loan Trust, Series
	2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	94,853
171,566(d)	New Residential Mortgage Loan Trust, Series
	2019-RPL2, Class A1, 3.25%, 2/25/59 (144A)	179,891
150,000(c)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.689%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	152,747
150,000(c)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.339%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	157,966
588,001(d)	OBX Trust, Series 2021-J1, Class A19, 2.5%,
	5/25/51 (144A)	595,572
596,269(d)	PRMI Securitization Trust, Series 2021-1, Class B1,
	2.483%, 4/25/51 (144A)	595,862
5,888(c)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.489%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	5,889
191,559(c)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.039%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	191,675
360,000(c)	Radnor Re, Ltd., Series 2020-1, Class M1C, 1.839%
	(1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	357,932
650,000(d)	Rate Mortgage Trust, Series 2021-J1, Class A1, 2.5%,
	7/25/51 (144A)	662,061
250,000(d)	RMF Buyout Issuance Trust, Series 2020-1, Class M2,
	2.623%, 2/25/30 (144A)	249,995
80,457(d)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75%, 10/25/63 (144A)	80,534
616,465(d)	Sequoia Mortgage Trust, Series 2021-4, Class A1, 2.5%,
	6/25/51 (144A)	628,794
250,000(d)	Soho Trust, Series 2021-SOHO, Class A, 2.786%,
	8/10/38 (144A)	248,764
80,000(c)	STACR Trust, Series 2018-HRP2, Class M3, 2.489%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	81,358
150,000(c)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.589%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	152,505
350,000(c)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.489%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	350,817
183,216(d)	Visio Trust, Series 2019-2, Class A1, 2.722%,
	11/25/54 (144A)	188,769
430,000(d)	Vista Point Securitization Trust, Series 2020-1,
	Class A3, 3.201%, 3/25/65 (144A)	442,028
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $20,458,758)	$ 20,652,642

The accompanying notes are an integral part of these financial statements.

34 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 2.4% of Net Assets
200,000(c)	Austin Fairmont Hotel Trust, Series 2019-FAIR,
	Class A, 1.143% (1 Month USD LIBOR + 105 bps),
	9/15/32 (144A)	$ 200,126
500,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	556,415
250,000(c)	Beast Mortgage Trust, Series 2021-1818, Class A, 1.3%
	(1 Month USD LIBOR + 105 bps), 3/15/36 (144A)	250,497
300,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4,
	3.963%, 1/15/52	342,073
250,000	Benchmark Mortgage Trust, Series 2020-B21, Class AS,
	2.254%, 12/17/53	253,654
175,000	Benchmark Mortgage Trust, Series 2021-B27, Class A5,
	2.39%, 7/15/54	182,409
379,094(c)	BX Commercial Mortgage Trust, Series 2020-BXLP,
	Class D, 1.343% (1 Month USD LIBOR + 125 bps),
	12/15/36 (144A)	379,569
250,000	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	271,246
198,551(c)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class D, 2.143% (1 Month USD LIBOR + 205 bps),
	6/15/34 (144A)	194,811
248,188(c)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.443% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	241,332
500,000(d)	Citigroup Commercial Mortgage Trust,
	Series 2014-GC19, Class B, 4.805%, 3/10/47	541,277
300,000	Citigroup Commercial Mortgage Trust,
	Series 2020-GC46, Class A5, 2.717%, 2/15/53	320,726
196,598(c)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.193%
	(1 Month USD LIBOR + 210 bps), 11/15/37 (144A)	198,015
334,196	COMM Mortgage Trust, Series 2014-UBS3, Class A3,
	3.546%, 6/10/47	355,098
250,000	COMM Mortgage Trust, Series 2014-UBS3, Class A4,
	3.819%, 6/10/47	270,320
1,708	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2005-C2, Class AMFX, 4.877%, 4/15/37	1,741
400,000(c)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.243% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	401,253
250,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class AS, 4.174%, 11/15/48	276,363
27,975(c)	Freddie Mac Multifamily Structured Credit Risk,
	Series 2021-MN1, Class M1, 2.05% (SOFR30A +
	200 bps), 1/25/51 (144A)	28,196
300,000	Freddie Mac Multifamily Structured Pass Through
	Certificates, Series K729, Class A2, 3.136%, 10/25/24	321,021
100,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.061%, 7/25/27 (144A)	106,934

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 35

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
100,518(c)	FREMF Mortgage Trust, Series 2019-KF64, Class B,
	2.401% (1 Month USD LIBOR + 230 bps),
	6/25/26 (144A)	$ 100,986
250,000(d)	FREMF Trust, Series 2018-KW04, Class B, 3.911%,
	9/25/28 (144A)	264,652
962,523(d)(e)	Government National Mortgage Association,
	Series 2017-21, Class IO, 0.699%, 10/16/58	48,574
290,000	GS Mortgage Securities Trust, Series 2015-GC28,
	Class A5, 3.396%, 2/10/48	313,181
200,000	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2016-JP2, Class A4, 2.822%, 8/15/49	214,345
375,000	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class AFX, 4.248%,
	7/5/33 (144A)	397,729
250,000	JPMDB Commercial Mortgage Securities Trust,
	Series 2018-C8, Class A4, 4.211%, 6/15/51	289,577
2,450,000(d)(e)	JPMDB Commercial Mortgage Securities Trust,
	Series 2018-C8, Class XB, 0.112%, 6/15/51	22,541
250,000	Key Commercial Mortgage Securities Trust,
	Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	267,343
300,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
	4.276%, 7/11/40 (144A)	342,091
85,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	79,683
475,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%,
	7/15/41 (144A)	472,649
400,000(c)	TTAN, Series 2021-MHC, Class B, 1.194% (1 Month USD
	LIBOR + 110 bps), 3/15/38 (144A)	401,124
250,000(d)	UBS Commercial Mortgage Trust, Series 2018-C9,
	Class C, 4.882%, 3/15/51	279,327
400,000(d)	Wells Fargo Commercial Mortgage Trust,
	Series 2018-C43, Class A4, 4.012%, 3/15/51	458,434
250,000(d)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	230,941
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $9,739,243)	$ 9,876,253
	CORPORATE BONDS – 11.2% of Net Assets
	Advertising — 0.1%
226,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 272,054
	Total Advertising	$ 272,054
	Aerospace & Defense — 0.2%
355,000	Raytheon Technologies Corp., 3.2%, 3/15/24	$ 378,147
505,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	522,115
	Total Aerospace & Defense	$ 900,262

The accompanying notes are an integral part of these financial statements.

36 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	Airlines — 0.3%
25,000	Air Canada, 3.875%, 8/15/26 (144A)	$ 25,007
134,578	Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
	1/15/30 (144A)	137,467
289,203	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8%,
	8/15/27 (144A)	321,068
45,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.5%, 4/20/26 (144A)	47,081
35,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.75%, 4/20/29 (144A)	37,763
148,677	British Airways 2019-1 Class A Pass Through Trust,
	3.35%, 6/15/29 (144A)	149,240
110,965	British Airways 2019-1 Class AA Pass Through Trust,
	3.3%, 12/15/32 (144A)	114,150
35,561	British Airways 2020-1 Class A Pass Through Trust,
	4.25%, 11/15/32 (144A)	38,185
49,493	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	57,750
60,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%,
	10/20/28 (144A)	67,050
106,111	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%,
	5/15/32	108,815
40,626	JetBlue 2020-1 Class A Pass Through Trust, 4.0%,
	11/15/32	44,953
69,135	United Airlines 2020-1 Class B Pass Through Trust,
	4.875%, 1/15/26	72,513
	Total Airlines	$ 1,221,042
	Auto Manufacturers — 0.4%
200,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	$ 207,250
300,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	326,940
410,000(c)	General Motors Financial Co., Inc., 0.804% (SOFRRATE +
	76 bps), 3/8/24	413,112
610,000(c)	Toyota Motor Credit Corp., 0.37% (SOFRRATE +
	32 bps), 4/6/23	611,653
	Total Auto Manufacturers	$ 1,558,955
	Auto Parts & Equipment — 0.0%†
80,000	Dana, Inc., 4.25%, 9/1/30	$ 83,128
	Total Auto Parts & Equipment	$ 83,128
	Banks — 1.2%
200,000	ABN AMRO Bank NV, 4.8%, 4/18/26 (144A)	$ 228,208
200,000(d)	AIB Group Plc, 4.263% (3 Month USD LIBOR +
	187 bps), 4/10/25 (144A)	215,763
200,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	209,000
217,000(d)	Bank of America Corp., 4.083% (3 Month USD LIBOR +
	315 bps), 3/20/51	262,274

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 37

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
305,000(d)	BPCE SA, 2.277% (SOFRRATE + 131 bps),
	1/20/32 (144A)	$ 302,914
200,000	BPCE SA, 4.875%, 4/1/26 (144A)	227,892
465,000(b)(d)	Credit Suisse Group AG, 7.125% (5 Year USD Swap
	Rate + 511 bps)	484,637
195,000(d)	Goldman Sachs Group, Inc., 3.272% (3 Month USD
	LIBOR + 120 bps), 9/29/25	209,068
140,000(d)	Goldman Sachs Group, Inc., 4.223% (3 Month USD
	LIBOR + 130 bps), 5/1/29	160,898
300,000(d)	Macquarie Group, Ltd., 2.691% (SOFRRATE +
	144 bps), 6/23/32 (144A)	305,593
200,000(b)(d)	Societe Generale SA, 4.75% (5 Year CMT Index +
	393 bps) (144A)	206,500
200,000(b)(d)	Societe Generale SA, 5.375% (5 Year CMT Index +
	451 bps) (144A)	216,000
650,000(b)(d)	Societe Generale SA, 7.375% (5 Year USD Swap Rate +
	624 bps) (144A)	653,127
225,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	241,657
250,000	Truist Bank, 2.25%, 3/11/30	258,830
240,000(b)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	263,700
65,000(b)(d)	UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)	65,062
350,000(d)	UniCredit S.p.A., 2.569% (1 Year CMT Index +
	230 bps), 9/22/26 (144A)	357,152
200,000(d)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE
	Swap Rate + 491 bps), 4/2/34 (144A)	242,708
	Total Banks	$ 5,110,983
	Biotechnology — 0.0%†
60,000	HCRX Investments Holdco LP, 4.5%, 8/1/29 (144A)	$ 61,200
	Total Biotechnology	$ 61,200
	Building Materials — 0.1%
130,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 132,764
116,000	Carrier Global Corp., 2.7%, 2/15/31	121,854
118,000	Carrier Global Corp., 2.722%, 2/15/30	124,864
85,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	87,550
10,000	Summit Materials LLC/Summit Materials Finance
	Corp., 5.25%, 1/15/29 (144A)	10,613
	Total Building Materials	$ 477,645
	Chemicals — 0.1%
55,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	$ 55,000
71,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	76,502
150,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	152,438
	Total Chemicals	$ 283,940

The accompanying notes are an integral part of these financial statements.

38 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	Commercial Services — 0.1%
35,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 37,056
90,000	CoreLogic, Inc., 4.5%, 5/1/28 (144A)	89,662
110,000	Element Fleet Management Corp., 1.6%, 4/6/24 (144A)	111,871
115,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	115,428
115,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 6.25%, 1/15/28 (144A)	120,020
35,000	United Rentals, Inc., 3.75%, 1/15/32	35,000
	Total Commercial Services	$ 509,037
	Cosmetics/Personal Care — 0.0%†
75,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 79,415
	Total Cosmetics/Personal Care	$ 79,415
	Diversified Financial Services — 0.4%
145,000	Air Lease Corp., 3.125%, 12/1/30	$ 150,256
225,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	242,437
18,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	19,231
300,000	Capital One Financial Corp., 3.75%, 4/24/24	323,743
240,000(b)(d)	Capital One Financial Corp., 3.95% (5 Year CMT
	Index + 316 bps)	248,280
110,000	Capital One Financial Corp., 4.25%, 4/30/25	122,914
45,000	Nationstar Mortgage Holdings, Inc., 5.125%,
	12/15/30 (144A)	44,888
15,000	Nationstar Mortgage Holdings, Inc., 6.0%,
	1/15/27 (144A)	15,637
120,000	OneMain Finance Corp., 3.5%, 1/15/27	122,100
305,000	OneMain Finance Corp., 4.0%, 9/15/30	303,475
185,000	Raymond James Financial, Inc., 3.75%, 4/1/51	207,593
90,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	89,325
	Total Diversified Financial Services	$ 1,889,879
	Electric — 1.0%
190,000	AES Corp., 2.45%, 1/15/31 (144A)	$ 191,900
60,000	AES Corp., 3.95%, 7/15/30 (144A)	66,588
125,000	American Electric Power Co., Inc., 4.3%, 12/1/28	145,310
529,000	Calpine Corp., 3.75%, 3/1/31 (144A)	509,162
220,000	Consolidated Edison Co. of New York, Inc.,
	4.625%, 12/1/54	283,196
76,000(f)	Dominion Energy, Inc., 3.071%, 8/15/24	80,871
250,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48	300,268
230,000	Edison International, 2.95%, 3/15/23	237,220
200,000(d)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	230,800
310,000	Iberdrola International BV, 6.75%, 7/15/36	477,116

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 39

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	Electric — (continued)
121,000	New York State Electric & Gas Corp., 3.3%,
	9/15/49 (144A)	$ 129,153
365,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	408,633
25,000	Pattern Energy Operations LP/Pattern Energy
	Operations, Inc., 4.5%, 8/15/28 (144A)	25,805
205,000	Puget Energy, Inc., 2.379%, 6/15/28 (144A)	209,344
145,000	Puget Energy, Inc., 4.1%, 6/15/30	164,440
215,000	Sempra Energy, 3.4%, 2/1/28	237,532
90,000	Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)	79,875
100,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	91,232
200,000	Virginia Electric & Power Co., 4.45%, 2/15/44	253,867
155,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	158,875
	Total Electric	$ 4,281,187
	Electronics — 0.1%
220,000	Amphenol Corp., 3.125%, 9/15/21	$ 220,220
55,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	56,237
	Total Electronics	$ 276,457
	Energy-Alternate Sources — 0.1%
42,142	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 49,354
560,000	Atlantica Sustainable Infrastructure Plc, 4.125%,
	6/15/28 (144A)	581,000
	Total Energy-Alternate Sources	$ 630,354
	Engineering & Construction — 0.0%†
118,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	$ 119,475
	Total Engineering & Construction	$ 119,475
	Entertainment — 0.0%†
25,000	Boyne USA, Inc., 4.75%, 5/15/29 (144A)	$ 25,781
	Total Entertainment	$ 25,781
	Food — 0.2%
200,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	$ 196,500
350,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	350,595
155,000	Smithfield Foods, Inc., 3.0%, 10/15/30 (144A)	158,289
4,000	Smithfield Foods, Inc., 5.2%, 4/1/29 (144A)	4,694
	Total Food	$ 710,078
	Forest Products & Paper — 0.0%†
41,000	International Paper Co., 7.3%, 11/15/39	$ 65,189
	Total Forest Products & Paper	$ 65,189
	Gas — 0.2%
325,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 351,313
250,000	Southern California Gas Co., 5.125%, 11/15/40	335,697
	Total Gas	$ 687,010

The accompanying notes are an integral part of these financial statements.

40 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	Hand/Machine Tools — 0.0%†
96,000	Kennametal, Inc., 2.8%, 3/1/31	$ 98,537
	Total Hand/Machine Tools	$ 98,537
	Healthcare-Products — 0.1%
140,000	Edwards Lifesciences Corp., 4.3%, 6/15/28	$ 163,245
350,000	Smith & Nephew Plc, 2.032%, 10/14/30	346,883
	Total Healthcare-Products	$ 510,128
	Healthcare-Services — 0.1%
400,000	Fresenius Medical Care US Finance III, Inc., 2.375%,
	2/16/31 (144A)	$ 397,180
200,000	Laboratory Corp. of America Holdings, 2.7%, 6/1/31	207,558
	Total Healthcare-Services	$ 604,738
	Insurance — 1.1%
150,000	Arthur J Gallagher & Co., 2.5%, 5/20/31	$ 151,975
250,000	AXA SA, 8.6%, 12/15/30	378,534
50,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD
	LIBOR + 345 bps), 10/15/54 (144A)	63,341
225,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD
	LIBOR + 323 bps), 11/1/57 (144A)	258,305
875,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1,406,505
115,000	Nationwide Financial Services, Inc., 3.9%,
	11/30/49 (144A)	131,365
250,000	Nationwide Financial Services, Inc., 5.3%,
	11/18/44 (144A)	323,247
270,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	308,109
270,000(d)	Nippon Life Insurance Co., 2.75% (5 Year CMT Index +
	265 bps), 1/21/51 (144A)	267,300
305,000	Prudential Financial, Inc., 3.0%, 3/10/40	320,135
250,000	Prudential Financial, Inc., 3.878%, 3/27/28	288,454
110,000	Teachers Insurance & Annuity Association of
	America, 4.27%, 5/15/47 (144A)	135,116
110,000	Teachers Insurance & Annuity Association of
	America, 4.9%, 9/15/44 (144A)	144,012
20,000	Teachers Insurance & Annuity Association of
	America, 6.85%, 12/16/39 (144A)	31,016
40,000	Willis North America, Inc., 2.95%, 9/15/29	42,349
	Total Insurance	$ 4,249,763
	Internet — 0.2%
625,000	Amazon.com, Inc., 3.1%, 5/12/51	$ 672,352
50,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	49,938
	Total Internet	$ 722,290

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 41

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	Lodging — 0.0%†
110,000	Hilton Domestic Operating Co., Inc., 3.75%,
	5/1/29 (144A)	$ 111,184
	Total Lodging	$ 111,184
	Machinery-Diversified — 0.2%
500,000	CNH Industrial Capital LLC, 1.875%, 1/15/26	$ 512,958
180,000	CNH Industrial Capital LLC, 1.95%, 7/2/23	184,658
	Total Machinery-Diversified	$ 697,616
	Media — 0.3%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.5%, 6/1/33 (144A)	$ 130,125
170,000	Comcast Corp., 4.15%, 10/15/28	197,567
200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	197,000
53,000	Diamond Sports Group LLC/Diamond Sports
	Finance Co., 6.625%, 8/15/27 (144A)	21,001
165,000	Sirius XM Radio, Inc., 4.0%, 7/15/28 (144A)	170,156
350,000	Walt Disney Co., 3.8%, 3/22/30	404,802
	Total Media	$ 1,120,651
	Metal Fabricate/Hardware — 0.0%†
100,000	TriMas Corp., 4.125%, 4/15/29 (144A)	$ 101,500
	Total Metal Fabricate/Hardware	$ 101,500
	Mining — 0.2%
200,000	Anglo American Capital Plc, 2.25%, 3/17/28 (144A)	$ 203,562
250,000	Corp Nacional del Cobre de Chile, 5.625%,
	10/18/43 (144A)	334,320
311,000	FMG Resources August 2006 Pty, Ltd., 4.375%,
	4/1/31 (144A)	338,591
40,000	Kaiser Aluminum Corp., 4.5%, 6/1/31 (144A)	41,600
35,000	Novelis Corp., 3.25%, 11/15/26 (144A)	35,525
55,000	Novelis Corp., 3.875%, 8/15/31 (144A)	55,563
	Total Mining	$ 1,009,161
	Miscellaneous Manufacturers — 0.0%†
50,000	Hillenbrand, Inc., 3.75%, 3/1/31	$ 50,875
	Total Miscellaneous Manufacturers	$ 50,875
	Multi-National — 0.1%
370,000	Banque Ouest Africaine de Developpement, 4.7%,
	10/22/31 (144A)	$ 401,450
	Total Multi-National	$ 401,450
	Oil & Gas — 0.5%
385,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 524,698
45,000	EQT Corp., 3.125%, 5/15/26 (144A)	46,291
45,000	EQT Corp., 3.625%, 5/15/31 (144A)	47,664

The accompanying notes are an integral part of these financial statements.

42 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	Oil & Gas — (continued)
45,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
	2/1/31 (144A)	$ 46,856
600,000	Lundin Energy Finance BV, 3.1%, 7/15/31 (144A)	612,985
95,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	99,681
13,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	11,928
70,000	Phillips 66, 2.15%, 12/15/30	69,185
250,000	Sinopec Group Overseas Development 2014, Ltd.,
	4.375%, 4/10/24 (144A)	272,812
80,000	Valero Energy Corp., 2.15%, 9/15/27	81,471
162,000	Valero Energy Corp., 6.625%, 6/15/37	224,568
	Total Oil & Gas	$ 2,038,139
	Pharmaceuticals — 0.7%
618,000	AbbVie, Inc., 3.2%, 11/21/29	$ 677,823
117,000	AbbVie, Inc., 4.05%, 11/21/39	137,753
147,000	Bausch Health Americas, Inc., 9.25%, 4/1/26 (144A)	159,128
200,000	Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)	223,439
250,000	Cardinal Health, Inc., 4.9%, 9/15/45	309,582
135,000	Cigna Corp., 4.375%, 10/15/28	158,697
86,925	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	95,405
84,151	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	100,311
66,415	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	87,307
200,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV,
	4.125%, 4/30/28 (144A)	205,082
371,000	Teva Pharmaceutical Finance Netherlands III BV,
	3.15%, 10/1/26	356,012
400,000	Teva Pharmaceutical Finance Netherlands III BV,
	6.75%, 3/1/28	443,000
	Total Pharmaceuticals	$ 2,953,539
	Pipelines — 0.9%
40,000	Enable Midstream Partners LP, 4.15%, 9/15/29	$ 44,410
332,000	Enable Midstream Partners LP, 4.95%, 5/15/28	383,315
225,000	Enbridge, Inc., 3.7%, 7/15/27	251,003
210,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	203,700
47,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	45,825
85,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	89,037
295,000	Midwest Connector Capital Co. LLC, 4.625%,
	4/1/29 (144A)	316,719
280,000	MPLX LP, 4.25%, 12/1/27	320,409
105,000	MPLX LP, 4.875%, 12/1/24	117,311
55,000	MPLX LP, 4.875%, 6/1/25	62,272
180,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	187,468
400,000	Phillips 66 Partners LP, 3.75%, 3/1/28	443,079
290,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	337,970

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 43

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
300,000	Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)	$ 329,970
35,000	Venture Global Calcasieu Pass LLC, 3.875%,
	8/15/29 (144A)	35,787
55,000	Venture Global Calcasieu Pass LLC, 4.125%,
	8/15/31 (144A)	56,925
205,000	Williams Cos., Inc., 5.75%, 6/24/44	277,361
242,000	Williams Cos., Inc., 7.75%, 6/15/31	339,368
	Total Pipelines	$ 3,841,929
	REITs — 0.7%
125,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	$ 120,824
50,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25	54,575
145,000	Corporate Office Properties LP, 2.75%, 4/15/31	148,289
300,000	Duke Realty LP, 3.75%, 12/1/24	325,793
568,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
	6/15/26 (144A)	575,600
399,000	Healthcare Realty Trust, Inc., 2.05%, 3/15/31	394,351
265,000	Healthcare Trust of America Holdings LP, 3.1%, 2/15/30	285,848
82,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	83,845
160,000	iStar, Inc., 4.25%, 8/1/25	165,890
65,000	iStar, Inc., 4.75%, 10/1/24	68,900
40,000	iStar, Inc., 5.5%, 2/15/26	41,800
110,000	Lexington Realty Trust, 2.7%, 9/15/30	114,127
160,000	MPT Operating Partnership LP/MPT Finance Corp.,
	3.5%, 3/15/31	164,157
205,000	UDR, Inc., 1.9%, 3/15/33	196,024
140,000	UDR, Inc., 4.4%, 1/26/29	162,822
	Total REITs	$ 2,902,845
	Retail — 0.3%
240,000	7-Eleven, Inc., 1.8%, 2/10/31 (144A)	$ 233,910
240,000	7-Eleven, Inc., 2.8%, 2/10/51 (144A)	230,316
50,000	AutoNation, Inc., 1.95%, 8/1/28	50,126
50,000	AutoNation, Inc., 2.4%, 8/1/31	50,222
250,000	AutoNation, Inc., 4.75%, 6/1/30	298,673
65,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	64,837
565,000	Best Buy Co., Inc., 1.95%, 10/1/30	556,125
	Total Retail	$ 1,484,209
	Semiconductors — 0.1%
60,000	Broadcom, Inc., 4.3%, 11/15/32	$ 69,205
391,000	Broadcom, Inc., 5.0%, 4/15/30	466,360
105,000	Skyworks Solutions, Inc., 3.0%, 6/1/31	110,019
	Total Semiconductors	$ 645,584

The accompanying notes are an integral part of these financial statements.

44 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	Software — 0.3%
530,000	Broadridge Financial Solutions, Inc., 2.6%, 5/1/31	$ 550,495
415,000	Citrix Systems, Inc., 3.3%, 3/1/30	441,396
175,000	Infor, Inc., 1.75%, 7/15/25 (144A)	179,640
	Total Software	$ 1,171,531
	Telecommunications — 0.5%
448,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	$ 439,040
130,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	135,005
110,000	Lumen Technologies, Inc., 5.8%, 3/15/22	112,869
215,000	Motorola Solutions, Inc., 2.3%, 11/15/30	214,720
95,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	92,625
625,000	T-Mobile USA, Inc., 2.55%, 2/15/31	642,662
150,000	T-Mobile USA, Inc., 3.375%, 4/15/29 (144A)	156,179
295,000	T-Mobile USA, Inc., 3.5%, 4/15/31 (144A)	309,398
230,000	Verizon Communications, Inc., 3.55%, 3/22/51	249,985
	Total Telecommunications	$ 2,352,483
	Transportation — 0.3%
150,000	Burlington Northern Santa Fe LLC, 5.15%, 9/1/43	$ 208,042
250,000	FedEx Corp., 4.55%, 4/1/46	308,021
370,000	Union Pacific Corp., 3.375%, 2/1/35	416,189
350,000	United Parcel Service, Inc., 4.45%, 4/1/30	426,619
	Total Transportation	$ 1,358,871
	Trucking & Leasing — 0.1%
195,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	1.7%, 6/15/26 (144A)	$ 197,672
165,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%,
	11/1/29 (144A)	179,232
99,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	4.2%, 4/1/27 (144A)	112,492
	Total Trucking & Leasing	$ 489,396
	Water — 0.0%†
75,000	Essential Utilities, Inc., 3.566%, 5/1/29	$ 84,532
	Total Water	$ 84,532
	TOTAL CORPORATE BONDS
	(Cost $45,183,658)	$ 48,244,022
	FOREIGN GOVERNMENT BONDS — 0.2% of
	Net Assets
	Chile — 0.1%
200,000	Chile Government International Bond, 2.55%, 7/27/33	$ 202,982
270,000	Chile Government International Bond, 3.1%, 5/7/41	272,292
	Total Chile	$ 475,274

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 45

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
Mexico — 0.1%
300,000	Mexico Government International Bond, 4.6%, 2/10/48	$ 324,465
	Total Mexico	$ 324,465
Philippines — 0.0%†
200,000	Philippine Government International Bond,
	5.0%, 1/13/37	$ 251,705
	Total Philippines	$ 251,705
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $1,005,191)	$ 1,051,444
INSURANCE-LINKED SECURITIES — 0.4% of
Net Assets#
Event Linked Bonds — 0.4%
Health — U.S. — 0.0%†
250,000(c)	Vitality Re X, 1.791% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 245,075
Multiperil — U.S. — 0.2%
250,000(c)	Easton Re Pte, 4.043% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	$ 251,125
250,000(c)	Residential Reinsurance 2017, 6.081% (3 Month
	U.S. Treasury Bill + 604 bps), 12/6/21 (144A)	248,675
250,000(c)	Tailwind Re 2017-1, 7.691% (3 Month U.S. Treasury Bill +
	765 bps), 1/8/22 (144A)	245,875
$ 745,675
Multiperil — U.S. & Canada — 0.1%
250,000(c)	Mona Lisa Re, 8.043% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	$ 251,350
Windstorm — U.S. — 0.1%
250,000(c)	Bonanza Re, 4.793% (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 250,950
	Total Event Linked Bonds	$ 1,493,050

Face
Amount
USD ($)
Collateralized Reinsurance — 0.0%†
Multiperil — Worldwide — 0.0%†
250,000+(a)(g)	Resilience Re, 10/6/21	$ —
	Total Collateralized Reinsurance	$ —

The accompanying notes are an integral part of these financial statements.

46 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Face
Amount
USD ($)		Value
	Reinsurance Sidecars — 0.0%†
	Multiperil — Worldwide — 0.0%†
250,000+(a)(g)	Bantry Re 2016, 3/31/22	$ 20,150
100,000+(a)(h)	Lorenz Re 2018, 7/1/22	510
100,000+(a)(g)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	61,875
		$ 82,535
	Total Reinsurance Sidecars	$ 82,535
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $1,642,289)	$ 1,575,585

Principal
Amount
USD ($)
MUNICIPAL BONDS — 0.1% of Net Assets(i)
Municipal Education — 0.0%†
100,000	Massachusetts Development Finance Agency,
	Series B, 4.844%, 9/1/43	$ 128,652
	Total Municipal Education	$ 128,652
Municipal General — 0.0%†
100,000(j)	Central Texas Regional Mobility Authority, 1/1/25	$ 97,552
	Total Municipal General	$ 97,552
Municipal Higher Education — 0.1%
200,000(k)	University of California, Series AG, 4.062%, 5/15/33	$ 214,320
	Total Municipal Higher Education	$ 214,320
Municipal Medical — 0.0%†
100,000	Health & Educational Facilities Authority of the State of
Missouri, Washington University, Series A,
	3.685%, 2/15/47	$ 121,774
	Total Municipal Medical	$ 121,774
TOTAL MUNICIPAL BONDS
	(Cost $483,161)	$ 562,298
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 0.2% of Net Assets*(c)
Broadcasting & Entertainment — 0.0%†
107,120	Sinclair Television Group, Inc., Tranche B Term Loan,
	2.35% (LIBOR + 225 bps), 1/3/24	$ 106,418
	Total Broadcasting & Entertainment	$ 106,418
Computers & Electronics — 0.1%
169,313	Iron Mountain Information Management LLC,
Incremental Term B Loan, 1.842% (LIBOR +
	175 bps), 1/2/26	$ 166,561
	Total Computers & Electronics	$ 166,561

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 47

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	Forest Products — 0.0%†
110,000	Schweitzer-Mauduit International, Inc., Term B Loan,
	4.5% (LIBOR + 375 bps), 2/9/28	$ 109,313
	Total Forest Products	$ 109,313
	Insurance — 0.0%†
96,734	USI, Inc. (fka Compass Investors, Inc.), 2017 New
	Term Loan, 3.147% (LIBOR + 300 bps), 5/16/24	$ 95,796
	Total Insurance	$ 95,796
	Leasing — 0.1%
73,347	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan,
	2.25% (LIBOR + 150 bps), 2/12/27	$ 72,466
130,613	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
	Tranche B-1 Term Loan, 3.875% (LIBOR +
	375 bps), 9/11/23	129,102
	Total Leasing	$ 201,568
	Professional & Business Services — 0.0%†
78,921	SIWF Holdings, Inc., (aka Spring Window Fashions), First
	Lien Initial Term Loan, 4.342% (LIBOR +
	425 bps), 6/15/25	$ 79,098
	Total Professional & Business Services	$ 79,098
	TOTAL SENIOR SECURED FLOATING RATE
	LOAN INTERESTS
	(Cost $764,093)	$ 758,754
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 22.7% of Net Assets
1,000,000	Fannie Mae, 1.5%, 9/1/36 (TBA)	$ 1,017,534
1,000,000	Fannie Mae, 1.5%, 8/1/51 (TBA)	1,018,828
900,000	Fannie Mae, 2.0%, 8/1/36 (TBA)	933,855
1,000,000	Fannie Mae, 2.0%, 8/1/51 (TBA)	1,019,414
24,476	Fannie Mae, 2.5%, 3/1/43	25,701
16,970	Fannie Mae, 2.5%, 4/1/43	17,836
8,060	Fannie Mae, 2.5%, 8/1/43	8,461
16,218	Fannie Mae, 2.5%, 4/1/45	16,982
24,558	Fannie Mae, 2.5%, 4/1/45	25,716
16,420	Fannie Mae, 2.5%, 8/1/45	17,132
5,500,000	Fannie Mae, 2.5%, 8/1/51 (TBA)	5,726,230
1,500,000	Fannie Mae, 2.5%, 9/1/51 (TBA)	1,558,418
50,219	Fannie Mae, 3.0%, 10/1/30	53,222
13,843	Fannie Mae, 3.0%, 2/1/43	14,921
127,855	Fannie Mae, 3.0%, 6/1/45	138,538
701,179	Fannie Mae, 3.0%, 7/1/45	742,544
6,103	Fannie Mae, 3.0%, 5/1/46	6,527
6,131	Fannie Mae, 3.0%, 10/1/46	6,537

The accompanying notes are an integral part of these financial statements.

48 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
3,291	Fannie Mae, 3.0%, 1/1/47	$ 3,505
21,845	Fannie Mae, 3.0%, 7/1/49	23,563
5,200,000	Fannie Mae, 3.0%, 9/1/51 (TBA)	5,438,469
527,759	Fannie Mae, 3.5%, 7/1/43	576,213
139,813	Fannie Mae, 3.5%, 1/1/47	151,635
13,783	Fannie Mae, 3.5%, 2/1/49	14,566
12,618	Fannie Mae, 3.5%, 4/1/49	13,128
208,754	Fannie Mae, 3.5%, 5/1/49	229,995
323,235	Fannie Mae, 3.5%, 5/1/49	359,789
320,937	Fannie Mae, 3.5%, 6/1/49	352,244
3,000,000	Fannie Mae, 3.5%, 9/1/51 (TBA)	3,172,734
101,818	Fannie Mae, 4.0%, 10/1/40	114,324
165,511	Fannie Mae, 4.0%, 3/1/41	181,396
37,008	Fannie Mae, 4.0%, 5/1/42	40,559
236,064	Fannie Mae, 4.0%, 6/1/42	260,357
74,949	Fannie Mae, 4.0%, 9/1/42	81,791
166,312	Fannie Mae, 4.0%, 7/1/43	177,674
48,221	Fannie Mae, 4.0%, 8/1/43	52,665
111,993	Fannie Mae, 4.0%, 8/1/43	122,718
38,179	Fannie Mae, 4.0%, 4/1/47	41,488
10,272	Fannie Mae, 4.0%, 6/1/47	11,203
16,484	Fannie Mae, 4.0%, 6/1/47	17,904
179,675	Fannie Mae, 4.0%, 3/1/48	191,963
2,500,000	Fannie Mae, 4.0%, 8/1/51 (TBA)	2,671,094
159,863	Fannie Mae, 4.5%, 6/1/40	176,657
123,586	Fannie Mae, 4.5%, 4/1/41	138,815
176,117	Fannie Mae, 4.5%, 12/1/43	195,527
400,097	Fannie Mae, 4.5%, 5/1/49	437,335
229,648	Fannie Mae, 4.5%, 4/1/50	249,943
6,000,000	Fannie Mae, 4.5%, 8/1/51 (TBA)	6,465,230
87,538	Fannie Mae, 5.0%, 5/1/31	98,174
24,606	Fannie Mae, 5.0%, 6/1/49	26,861
14,713	Fannie Mae, 5.0%, 10/1/49	16,085
3,510	Fannie Mae, 5.5%, 3/1/23	3,588
2,460	Fannie Mae, 5.5%, 3/1/34	2,744
5,416	Fannie Mae, 5.5%, 12/1/34	6,159
37,625	Fannie Mae, 5.5%, 10/1/35	43,469
13,124	Fannie Mae, 5.5%, 12/1/35	15,204
16,539	Fannie Mae, 5.5%, 12/1/35	19,161
10,197	Fannie Mae, 5.5%, 5/1/37	11,851
75,740	Fannie Mae, 5.5%, 5/1/38	88,118
400	Fannie Mae, 6.0%, 9/1/29	456

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 49

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,162	Fannie Mae, 6.0%, 8/1/32	$ 1,379
6,027	Fannie Mae, 6.0%, 12/1/33	6,771
6,712	Fannie Mae, 6.0%, 10/1/37	7,957
4,217	Fannie Mae, 6.0%, 12/1/37	4,986
8,265	Fannie Mae, 6.5%, 4/1/29	9,156
3,188	Fannie Mae, 6.5%, 7/1/29	3,584
11,263	Fannie Mae, 6.5%, 5/1/32	12,948
10,990	Fannie Mae, 6.5%, 9/1/32	12,925
4,407	Fannie Mae, 6.5%, 10/1/32	5,041
9,361	Fannie Mae, 7.0%, 1/1/36	10,911
47,288	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	51,265
80,254	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	87,015
50,367	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	54,296
97,074	Federal Home Loan Mortgage Corp., 3.0%, 6/1/46	104,636
24,294	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	26,144
193,621	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	209,691
9,423	Federal Home Loan Mortgage Corp., 3.0%, 11/1/47	10,172
114,873	Federal Home Loan Mortgage Corp., 3.5%, 3/1/42	124,620
124,524	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	135,883
127,267	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	139,411
127,565	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	138,710
11,904	Federal Home Loan Mortgage Corp., 3.5%, 6/1/47	12,963
147,500	Federal Home Loan Mortgage Corp., 4.0%, 2/1/40	162,744
210,814	Federal Home Loan Mortgage Corp., 4.0%, 11/1/40	231,479
213,709	Federal Home Loan Mortgage Corp., 4.0%, 11/1/40	234,659
131,664	Federal Home Loan Mortgage Corp., 4.0%, 1/1/41	144,570
25,082	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	27,299
34,436	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	37,552
66,111	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	71,689
23,501	Federal Home Loan Mortgage Corp., 4.5%, 8/1/34	25,910
78,652	Federal Home Loan Mortgage Corp., 4.5%, 5/1/40	87,575
37,552	Federal Home Loan Mortgage Corp., 4.5%, 7/1/40	41,810
76,927	Federal Home Loan Mortgage Corp., 4.5%, 5/1/41	85,064
18,371	Federal Home Loan Mortgage Corp., 5.0%, 11/1/34	20,925
15,766	Federal Home Loan Mortgage Corp., 5.0%, 8/1/37	17,958
3,781	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	4,326
9,472	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	10,815
38,352	Federal Home Loan Mortgage Corp., 5.0%, 10/1/49	41,922
424,766	Federal Home Loan Mortgage Corp., 5.0%, 12/1/49	464,315
10,330	Federal Home Loan Mortgage Corp., 5.5%, 11/1/34	11,990
6,454	Federal Home Loan Mortgage Corp., 6.0%, 1/1/38	7,601
12,298	Federal Home Loan Mortgage Corp., 6.0%, 10/1/38	14,482

The accompanying notes are an integral part of these financial statements.

50 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
4,756	Federal Home Loan Mortgage Corp., 6.5%, 10/1/33	$ 5,606
70,437	Federal Home Loan Mortgage Corp., 7.0%, 10/1/46	73,481
2,000,000	Government National Mortgage Association,
	2.0%, 8/1/51 (TBA)	2,048,125
3,000,000	Government National Mortgage Association,
	2.5%, 8/1/51 (TBA)	3,118,242
400,000	Government National Mortgage Association,
	3.0%, 9/1/51 (TBA)	417,891
400,000	Government National Mortgage Association,
	3.5%, 8/1/51 (TBA)	420,047
700,000	Government National Mortgage Association,
	4.0%, 8/1/51 (TBA)	740,223
500,000	Government National Mortgage Association,
	4.5%, 8/1/51 (TBA)	531,406
96,434	Government National Mortgage Association I,
	3.5%, 11/15/41	103,791
11,952	Government National Mortgage Association I,
	3.5%, 10/15/42	12,760
166,088	Government National Mortgage Association I,
	4.0%, 9/15/41	184,283
28,881	Government National Mortgage Association I,
	4.0%, 4/15/45	32,047
54,369	Government National Mortgage Association I,
	4.0%, 6/15/45	59,992
30,045	Government National Mortgage Association I,
	4.5%, 5/15/39	34,155
6,582	Government National Mortgage Association I,
	5.5%, 8/15/33	7,687
9,628	Government National Mortgage Association I,
	5.5%, 9/15/33	10,796
8,048	Government National Mortgage Association I,
	6.0%, 10/15/33	9,136
9,235	Government National Mortgage Association I,
	6.0%, 9/15/34	10,361
35,301	Government National Mortgage Association I,
	6.0%, 9/15/38	41,350
5,144	Government National Mortgage Association I,
	6.5%, 10/15/28	5,751
15,742	Government National Mortgage Association I,
	6.5%, 5/15/31	17,600
7,071	Government National Mortgage Association I,
	6.5%, 6/15/32	8,266
12,320	Government National Mortgage Association I,
	6.5%, 12/15/32	14,493
12,857	Government National Mortgage Association I,
	6.5%, 5/15/33	14,374

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 51

Schedule of Investments | 7/31/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
154	Government National Mortgage Association I,
	7.0%, 8/15/28	$ 171
2,418	Government National Mortgage Association I,
	8.0%, 2/15/30	2,429
37,895	Government National Mortgage Association II,
	4.5%, 9/20/44	40,998
19,487	Government National Mortgage Association II,
	4.5%, 10/20/44	21,632
40,604	Government National Mortgage Association II,
	4.5%, 11/20/44	45,079
14,563	Government National Mortgage Association II,
	5.5%, 2/20/34	17,072
22,939	Government National Mortgage Association II,
	6.5%, 11/20/28	25,948
1,245	Government National Mortgage Association II,
	7.5%, 9/20/29	1,440
6,164,300(j)	U.S. Treasury Bills, 8/5/21	6,164,286
2,835,700(j)	U.S. Treasury Bills, 8/17/21	2,835,662
20,000,000(j)	U.S. Treasury Bills, 8/24/21	19,999,481
13,000,000(j)	U.S. Treasury Bills, 8/26/21	12,999,697
1,484,568	U.S. Treasury Inflation Indexed Bonds, 0.125%, 1/15/31	1,676,982
48,803	U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	56,015
437,043	U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	514,914
1,110,198	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	1,535,485
1,016,291	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	1,420,055
1,250,000	U.S. Treasury Notes, 0.375%, 4/30/25	1,243,994
1,550,000	U.S. Treasury Notes, 1.125%, 2/15/31	1,535,469
2,500,000	U.S. Treasury Notes, 1.5%, 2/15/30	2,570,704
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $96,910,124)	$ 98,189,275
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 107.1%
	(Cost $373,574,217)	$463,416,703

The accompanying notes are an integral part of these financial statements.

52 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

				Net	Change in Net
				Realized	Unrealized
			Dividend	Gain	Appreciation
Shares			Income	(Loss)	(Depreciation)	Value
AFFILIATED ISSUER — 0.2%
CLOSED-END FUND — 0.2% of Net Assets
	110,371(l)	Pioneer ILS
		Interval Fund	$48,740	$ —	$6,623	$ 955,813
TOTAL CLOSED-END FUND
		(Cost $1,123,856)				$ 955,813
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 0.2%
		(Cost $1,123,856)				$ 955,813
		OTHER ASSETS AND LIABILITIES — (7.3)%				$ (31,713,100)
		NET ASSETS — 100.0%				$432,659,416

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans. ICE Intercontinental Exchange.
LIBOR	London Interbank Offered Rate. REIT Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits. SOFRRATE Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2021, the value of these securities amounted to $56,396,108, or 13.0% of net assets.
(A.D.R.)	American Depositary Receipts. (TBA) “To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at July 31, 2021.
+	Security that used significant unobservable inputs to determine its value.
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Floating rate note. Coupon rate, reference index and spread shown at July 31, 2021.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at July 31, 2021.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 53

Schedule of Investments | 7/31/21 (continued)

(f)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at July 31, 2021.
(g)	Issued as participation notes. (h) Issued as preference shares.
(i)	Consists of Revenue Bonds unless otherwise indicated.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(k)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management, Inc., (the “Adviser”).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Bantry Re 2016	2/6/2019	$20,150	$20,150
Bonanza Re	12/15/2020	250,000	250,950
Easton Re Pte	12/15/2020	250,000	251,125
Lorenz Re 2018	6/26/2018	21,467	510
Mona Lisa Re	12/30/2019	250,000	251,350
Residential Reinsurance 2017	11/3/2017	250,000	248,675
Resilience Re	4/13/2017	817	—
Sector Re V, Series 9, Class A	4/23/2019	100,000	61,875
Tailwind Re 2017-1	12/20/2017	250,000	245,875
Vitality Re X	2/3/2020	249,855	245,075
Total Restricted Securities			$1,575,585
% of Net assets			0.4%

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Long	Description	Date	Amount	Value	(Depreciation)
54	U.S. 2 Year	9/30/21	$11,915,696	$11,915,437	$(259)
	Note (CBT)
43	U.S. 5 Year	9/30/21	5,331,851	5,351,148	19,297
	Note (CBT)
5	U.S. Long	9/21/21	780,430	823,594	43,164
	Bond (CBT)
35	U.S. Ultra	9/21/21	6,514,453	6,983,594	469,141
	Bond (CBT)
			$24,542,430	$25,073,773	$531,343

The accompanying notes are an integral part of these financial statements.

54 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	(Depreciation)
6	U.S. 10 Year	9/21/21	$(790,188)	$(806,719)	$(16,531)
	Note (CBT)
63	U.S. 10 Year	9/21/21	(9,247,008)	(9,465,750)	(218,742)
	Ultra
			$(10,037,196)	$(10,272,469)	$(235,273)
TOTAL FUTURES CONTRACTS			$14,505,234	$14,801,304	$296,070

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2021 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ 20,555,233	$ 25,677,053
Other Long-Term Securities	$165,857,448	$167,849,286

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2021, the Fund did not engage in any cross trade activity.

At July 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $375,228,339 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$93,105,422
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(3,665,175)
Net unrealized appreciation	$89,440,247

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 55

Schedule of Investments | 7/31/21 (continued)

The following is a summary of the inputs used as of July 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3		Total
Common Stocks	$270,957,503	$—	$—		$270,957,503
Convertible Preferred Stock	1,861,900	—	—		1,861,900
Asset Backed Securities	—	9,687,027	—		9,687,027
Collateralized Mortgage
Obligations	—	20,652,642	—		20,652,642
Commercial Mortgage-
Backed Securities	—	9,876,253	—		9,876,253
Corporate Bonds	—	48,244,022	—		48,244,022
Foreign Government Bonds	—	1,051,444	—		1,051,444
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Worldwide	—	—	—	*	—	*
Reinsurance Sidecars
Multiperil - Worldwide	—	—	82,535		82,535
All Other Insurance-Linked
Securities	—	1,493,050	—		1,493,050
Municipal Bonds	—	562,298	—		562,298
Senior Secured Floating Rate
Loan Interests	—	758,754	—		758,754
U.S. Government and
Agency Obligations	—	98,189,275	—		98,189,275
Affiliated Closed-End Fund	—	955,813	—		955,813
Total Investments
in Securities	$272,819,403	$191,470,578	$82,535		$464,372,516
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$296,070	$—	$—		$296,070
Total Other Financial
Instruments	$296,070	$—	$—		$296,070

* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 7/31/20	$71,650
Realized gain (loss)(1)	—
Change in unrealized appreciation (depreciation)(2)	16,754
Accrued discounts/premiums	—
Purchases	—
Sales	(5,869)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 7/31/21	$82,535

(1) Realized gain (loss) on these securities is included in the realized gain (loss) in investments in the Statement of Operations.
(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended July 31, 2021, there were no transfers in or out of Level 3.
	Net change in unrealized appreciation (depreciation) of Level 3 investments still held and
	considered Level 3 at July 31, 2021:	$16,779

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 57

Statement of Assets and Liabilities | 7/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $373,574,217)	$463,416,703
Investments in affiliated issuers, at value (cost $1,123,856)	955,813
Cash	2,917,355
Foreign currencies, at value (cost $13,162)	13,462
Futures collateral	103,663
Due from broker for futures	332,362
Variation margin for futures contracts	12,563
Net unrealized appreciation on futures contracts	296,070
Receivables —
Investment securities sold	15,284,939
Fund shares sold	469,826
Dividends	186,600
Interest	689,278
Due from the Adviser	19,799
Other assets	30,401
Total assets	$484,728,834
LIABILITIES:
Payables —
Investment securities purchased	$ 51,731,927
Fund shares repurchased	102,309
Distributions	4,419
Trustees' fees	1,577
Due to affiliates	34,599
Accrued expenses	194,587
Total liabilities	$ 52,069,418
NET ASSETS:
Paid-in capital	$ 319,300,353
Distributable earnings	113,359,063
Net assets	$432,659,416
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $301,068,388/26,613,304 shares)	$ 11.31
Class C (based on $55,342,229/4,936,571 shares)	$ 11.21
Class K (based on $2,575,102/228,028 shares)	$ 11.29
Class R (based on $2,383,281/210,266 shares)	$ 11.33
Class Y (based on $71,290,416/6,256,450 shares)	$ 11.39
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.31 net asset value per share/100%-4.5%
maximum sales charge)	$ 11.84

The accompanying notes are an integral part of these financial statements.

58 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Statement of Operations

FOR THE YEAR ENDED 7/31/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $12,655)	$ 4,598,437
Interest from unaffiliated issuers	3,514,841
Dividends from affiliated issuers	48,740
Total investment income		$ 8,162,018
EXPENSES:
Management fees	$ 1,930,531
Administrative expense	184,688
Transfer agent fees
Class A	194,145
Class C	32,788
Class K	383
Class R	5,555
Class Y	71,447
Distribution fees
Class A	659,781
Class C	552,244
Class R	10,531
Shareowner communications expense	72,620
Custodian fees	51,572
Registration fees	112,979
Professional fees	92,892
Printing expense	39,731
Pricing fees	59,657
Trustees' fees	13,846
Insurance expense	599
Miscellaneous	52,103
Total expenses		$ 4,138,092
Less fees waived and expenses reimbursed by the Adviser		(127,790)
Net expenses		$ 4,010,302
Net investment income		$ 4,151,716

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$27,883,808
Short sales	56,997
Futures contracts	(467,331)
Other assets and liabilities denominated in
foreign currencies	5,069	$27,478,543
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$39,632,027
Investments in affiliated issuers	6,623
Futures contracts	65,265
Other assets and liabilities denominated in
foreign currencies	286	$39,704,201
Net realized and unrealized gain (loss) on investments		$67,182,744
Net increase in net assets resulting from operations		$71,334,460

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 59

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	7/31/21	7/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 4,151,716	$ 5,026,800
Net realized gain (loss) on investments	27,478,543	10,569,757
Change in net unrealized appreciation (depreciation)
on investments	39,704,201	5,678,780
Net increase in net assets resulting from operations	$ 71,334,460	$ 21,275,337
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.37 and $0.54 per share, respectively)	$ (8,974,419)	$ (12,618,119)
Class C ($0.30 and $0.48 per share, respectively)	(1,678,455)	(2,588,765)
Class K ($0.41 and $0.57 per share, respectively)	(46,526)	(18,030)
Class R ($0.34 and $0.52 per share, respectively)	(63,358)	(69,484)
Class Y ($0.41 and $0.58 per share, respectively)	(2,313,749)	(2,477,347)
Total distributions to shareowners	$ (13,076,507)	$ (17,771,745)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$105,365,810	$ 93,829,023
Reinvestment of distributions	12,753,156	17,237,725
Cost of shares repurchased	(89,320,989)	(71,077,737)
Net increase in net assets resulting from Fund
share transactions	$ 28,797,977	$ 39,989,011
Net increase in net assets	$ 87,055,930	$ 43,492,603
NET ASSETS:
Beginning of year	$345,603,486	$302,110,883
End of year	$432,659,416	$345,603,486

The accompanying notes are an integral part of these financial statements.

60 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

	Year Ended	Year Ended	Year Ended	Year Ended
	7/31/21	7/31/21	7/31/20	7/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,424,585	$ 57,096,902	3,938,064	$ 36,741,499
Reinvestment of distributions	852,444	8,733,525	1,315,168	12,252,583
Less shares repurchased	(3,666,635)	(38,188,624)	(4,187,913)	(38,380,514)
Net increase	2,610,394	$ 27,641,803	1,065,319	$ 10,613,568
Class C
Shares sold	1,181,199	$ 12,255,641	2,022,008	$ 19,027,763
Reinvestment of distributions	165,749	1,670,561	268,175	2,491,026
Less shares repurchased	(2,255,957)	(23,251,338)	(1,392,998)	(12,866,360)
Net increase/
(decrease)	(909,009)	$ (9,325,136)	897,185	$ 8,652,429
Class K
Shares sold	306,659	$ 3,295,240	40,377	$ 378,646
Reinvestment of distributions	3,969	41,015	1,124	10,284
Less shares repurchased	(144,969)	(1,577,751)	(8,505)	(74,265)
Net increase	165,659	$ 1,758,504	32,996	$ 314,665
Class R
Shares sold	70,948	$ 749,220	110,296	$ 1,024,517
Reinvestment of distributions	6,197	63,358	7,515	69,484
Less shares repurchased	(76,836)	(792,626)	(49,960)	(459,130)
Net increase	309	$ 19,952	67,851	$ 634,871
Class Y
Shares sold	2,993,443	$ 31,968,807	3,864,642	$ 36,656,598
Reinvestment of distributions	216,841	2,244,697	259,202	2,414,348
Less shares repurchased	(2,379,563)	(25,510,650)	(2,216,840)	(19,297,468)
Net increase	830,721	$ 8,702,854	1,907,004	$ 19,773,478

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 61

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class A
Net asset value, beginning of period	$9.72	$9.57	$9.64	$9.65	$9.07
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12	$0.15	$0.18	$0.17	$0.17
Net realized and unrealized gain (loss) on investments	1.84	0.54	0.56	0.7	0.62
Net increase (decrease) from investment operations	$1.96	$0.69	$0.74	$0.87	$0.79
Distributions to shareowners:
Net investment income	($0.11)	($0.15)	($0.18)	($0.17)	($0.17)
Net realized gain	-0.26	-0.39	-0.63	-0.71	-0.04
Total distributions	($0.37)	($0.54)	($0.81)	($0.88)	($0.21)
Net increase (decrease) in net asset value	$1.59	$0.15	($0.07)	($0.01)	$0.58
Net asset value, end of period	$11.31	$9.72	$9.57	$9.64	$9.65
Total return (b)	20.60%	7.55%	8.51%	9.33%	8.94%(c)
Ratio of net expenses to average net assets	0.99%	0.99%	1.01%	1.16%	1.16%
Ratio of net investment income (loss) to average net assets	1.12%	1.65%	1.97%	1.76%	1.87%
Portfolio turnover rate	54%	65%	60%	65%	51%
Net assets, end of period (in thousands)	$301,068	$233,421	$219,544	$185,382	$179,867
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.00%	1.04%	1.07%	1.17%	1.19%
Net investment income (loss) to average net assets	1.11%	1.60%	1.91%	1.75%	1.84%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 8.83%.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class C
Net asset value, beginning of period	$ 9.65	$ 9.50	$ 9.57	$ 9.58	$ 9.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ 0.09	$ 0.11	$ 0.10	$ 0.10
Net realized and unrealized gain (loss) on investments	1.82	0.54	0.55	0.70	0.62
Net increase (decrease) from investment operations	$ 1.86	$ 0.63	$ 0.66	$ 0.80	$ 0.72
Distributions to shareowners:
Net investment income	$ (0.04)	$ (0.09)	$ (0.10)	$ (0.10)	$ (0.10)
Net realized gain	(0.26)	(0.39)	(0.63)	(0.71)	(0.04)
Total distributions	$ (0.30)	$ (0.48)	$ (0.73)	$ (0.81)	$ (0.14)
Net increase (decrease) in net asset value	$ 1.56	$ 0.15	$ (0.07)	$ (0.01)	$ 0.58
Net asset value, end of period	$ 11.21	$ 9.65	$ 9.50	$ 9.57	$ 9.58
Total return (b)	19.63%	6.82%	7.68%	8.63%	8.10%
Ratio of net expenses to average net assets	1.72%	1.72%	1.75%	1.90%	1.91%
Ratio of net investment income (loss) to average net assets	0.41%	0.92%	1.23%	1.03%	1.12%
Portfolio turnover rate	54%	65%	60%	65%	51%
Net assets, end of period (in thousands)	$55,342	$56,387	$46,993	$49,205	$46,520
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.73%	1.76%	1.79%	1.90%	1.91%
Net investment income (loss) to average net assets	0.40%	0.88%	1.19%	1.03%	1.12%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 63

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class K
Net asset value, beginning of period	$ 9.71	$ 9.56	$ 9.63	$ 9.65	$ 9.06
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.15	$ 0.18	$ 0.20	$ 0.20	$ 0.20
Net realized and unrealized gain (loss) on investments	1.84	0.54	0.55	0.70	0.63
Net increase (decrease) from investment operations	$ 1.99	$ 0.72	$ 0.75	$ 0.90	$ 0.83
Distributions to shareowners:
Net investment income	$(0.15)	$(0.18)	$(0.19)	$(0.21)	$(0.20)
Net realized gain	(0.26)	(0.39)	(0.63)	(0.71)	(0.04)
Total distributions	$(0.41)	$(0.57)	$(0.82)	$(0.92)	$(0.24)
Net increase (decrease) in net asset value	$ 1.58	$ 0.15	$(0.07)	$(0.02)	$ 0.59
Net asset value, end of period	$11.29	$ 9.71	$ 9.56	$ 9.63	$ 9.65
Total return (b)	20.96%	7.93%	8.72%	9.66%	9.36%(c)
Ratio of net expenses to average net assets	0.65%	0.65%	0.76%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	1.43%	1.95%	2.21%	2.07%	2.19%
Portfolio turnover rate	54%	65%	60%	65%	51%
Net assets, end of period (in thousands)	$2,575	$ 606	$ 281	$ 108	$ 108
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.70%	0.71%	0.81%	0.85%	0.85%
Net investment income (loss) to average net assets	1.38%	1.89%	2.16%	2.07%	2.19%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 9.25%.

The accompanying notes are an integral part of these financial statements.

64 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class R
Net asset value, beginning of period	$ 9.75	$ 9.59	$ 9.64	$ 9.64	$ 9.06
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.12	$ 0.15	$ 0.15	$ 0.15
Net realized and unrealized gain (loss) on investments	1.83	0.56	0.56	0.71	0.63
Net increase (decrease) from investment operations	$ 1.92	$ 0.68	$ 0.71	$ 0.86	$ 0.78
Distributions to shareowners:
Net investment income	$ (0.08)	$ (0.13)	$ (0.13)	$ (0.15)	$ (0.16)
Net realized gain	(0.26)	(0.39)	(0.63)	(0.71)	(0.04)
Total distributions	$ (0.34)	$ (0.52)	$ (0.76)	$ (0.86)	$ (0.20)
Net increase (decrease) in net asset value	$ 1.58	$ 0.16	$ (0.05)	$ —	$ 0.58
Net asset value, end of period	$11.33	$ 9.75	$ 9.59	$ 9.64	$ 9.64
Total return (b)	20.12%	7.32%	8.24%	9.17%	8.78%
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	0.81%	1.32%	1.65%	1.56%	1.64%
Portfolio turnover rate	54%	65%	60%	65%	51%
Net assets, end of period (in thousands)	$2,383	$2,047	$1,363	$ 5,941	$27,533
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.45%	1.59%	1.77%	1.57%	1.56%
Net investment income (loss) to average net assets	0.66%	1.03%	1.18%	1.29%	1.38%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 65

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class Y
Net asset value, beginning of period	$ 9.79	$ 9.64	$ 9.71	$ 9.71	$ 9.11
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.15	$ 0.19	$ 0.21	$ 0.19	$ 0.20
Net realized and unrealized gain (loss) on investments	1.86	0.54	0.55	0.72	0.63
Net increase (decrease) from investment operations	$ 2.01	$ 0.73	$ 0.76	$ 0.91	$ 0.83
Distributions to shareowners:
Net investment income	$ (0.15)	$ (0.19)	$ (0.20)	$ (0.20)	$ (0.19)
Net realized gain	(0.26)	(0.39)	(0.63)	(0.71)	(0.04)
Total distributions	$ (0.41)	$ (0.58)	$ (0.83)	$ (0.91)	$ (0.23)
Net increase (decrease) in net asset value	$ 1.60	$ 0.15	$ (0.07)	$ —	$ 0.60
Net asset value, end of period	$ 11.39	$ 9.79	$ 9.64	$ 9.71	$ 9.71
Total return (b)	20.99%	7.95%	8.77%	9.67%	9.26%
Ratio of net expenses to average net assets	0.65%	0.65%	0.69%	0.93%	0.95%
Ratio of net investment income (loss) to average net assets	1.46%	1.99%	2.29%	1.99%	2.13%
Portfolio turnover rate	54%	65%	60%	65%	51%
Net assets, end of period (in thousands)	$71,290	$53,142	$33,930	$30,892	$36,849
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.77%	0.82%	0.84%	0.93%	0.95%
Net investment income (loss) to average net assets	1.34%	1.82%	2.14%	1.99%	2.13%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

 The accompanying notes are an integral part of these financial statements.

66 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Notes to Financial Statements | 7/31/21

1. Organization and Significant Accounting Policies

Pioneer Balanced ESG Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust IV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds.

Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended July 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures

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regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

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The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

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Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such fund's net asset value.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At July 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

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Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment

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income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At July 31, 2021, the Fund reclassified $1,639 to increase distributable earnings and $1,639 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

The tax character of distributions paid during the years ended July 31, 2021 and July 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$ 3,853,277	$ 6,978,648
Long-term capital gain	9,223,230	10,793,097
Total	$13,076,507	$17,771,745

The following shows the components of distributable earnings on a federal income tax basis at July 31, 2021:

2021
Distributable earnings:
Undistributed ordinary income	$ 902,756
Undistributed long-term capital gain	23,015,756
Net unrealized appreciation	89,440,551
Total	$113,359,063

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, the tax treatment of premium and amortization, the mark to market of futures contracts, tax basis adjustments on Real Estate Investment Trust (“REIT”) holdings and common stock.

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E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $44,104 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2021.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject

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the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

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The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

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Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at July 31, 2021 are listed in the Schedule of Investments.

I. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented

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business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at July 31, 2021, is listed in the Schedule of Investments.

J. Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

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As of and for the year ended July 31, 2021, the Fund had no open repurchase agreements.

K. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the year ended July 31, 2021, was $14,009,508. Open futures contracts outstanding at July 31, 2021, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the year ended July 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund’s average daily net assets.

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The Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended July 31, 2021, the Adviser waived $16,586 in management fees with respect to the Fund which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.99%, 0.65%, 1.30% and 0.65% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended July 31, 2021 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $20,159 in management fees, administrative costs and certain other reimbursements payable to the Adviser at July 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended July 31, 2021, the Fund paid $13,846 in Trustees' compensation, which is reflected on the Statement of Operations as Trustees' fees. At July 31, 2021, the Fund had a payable for Trustees' fees on its Statement of Assets and Liabilities of $1,577.

4. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$61,719
Class C	7,425
Class K	227
Class R	688
Class Y	2,561
Total	$72,620

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $14,440 in distribution fees payable to the Distributor at July 31, 2021.

The Fund also has adopted a separate service plan for Class R shares (“Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of

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an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the year ended July 31, 2021, CDSC in the amount of $8,042 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2021, the Fund had no borrowings under the credit facility.

7. Transactions in Underlying Funds

An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company which is under common ownership or control. At July 31, 2021, the value of the Fund’s investment in affiliated issuers was $955,813, which represents 0.2% of the Fund’s net assets.

Transactions in affiliated issuers by the Fund for the year ended were as follows:

						Change in
				Net		Net Unrealized
				Realized		Appreciation/
				Gain/(Loss)	Dividends	(Depreciation)
				from	from	from	Shares
Name of	Value at			Investments	Investment	Investments	held at	Value
the Affiliated	July 31,			in Affiliated	in Affiliated	in Affiliated	July 31,	July 31,
Issuers	2020	Purchases	Sales	Issuers	Issuers	Issuers	2021	2021
Pioneer ILS
Interval
Fund	$949,190	$ —	$ —	$ —	$48,740	$6,623	110,371	$955,813
Total	$949,190	$ —	$ —	$ —	$48,740	$6,623	110,371	$955,813

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 81

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2021, was as follows:

	Interest		Foreign
Statement of	Rate	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized
appreciation on
futures contracts	$296,070	$ —	$ —	$ —	$ —
Total Value	$296,070	$ —	$ —	$ —	$ —

82 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2021, was as follows:

	Interest		Foreign
	Rate	Credit	Exchange	Equity	Commodity
Statement of Operations	Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Futures contracts	$(467,331)	$ —	$ —	$ —	$ —
Total Value	$(467,331)	$ —	$ —	$ —	$ —
Change in net unrealized
appreciation (depreciation) on:
Futures contracts	$ 65,265	$ —	$ —	$ —	$ —
Total Value	$ 65,265	$ —	$ —	$ —	$ —

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareholders of Pioneer Balanced ESG Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Balanced ESG Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust IV (the “Trust”)), including the schedule of investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Balanced ESG Fund at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

84 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
September 28, 2021

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 85

ADDITIONAL INFORMATION (unaudited)

For the year ended July 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 88.31%.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 38.37%.

86 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program: The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 87

funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

88 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 89

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior	communications and securities
	earlier retirement	Executive Vice President, The Bank of New York (financial and securities	processing provider for financial
	or removal.	services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

90 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (76)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	University (1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 91

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International
	2014 - 2017). Serves	Investments Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2005.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

92 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment	None
Trustee, President and	Serves until a successor	management firm) (since September 2014); Director, CEO and President
Chief Executive Officer	trustee is elected or	of Amundi Asset Management US, Inc. (since September 2014); Director,
	earlier retirement	CEO and President of Amundi Distributor US, Inc. (since September 2014);
	or removal	Director, CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings
US, Inc. (since 2017)
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Balanced ESG Fund | Annual Report | 7/31/21 93

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (56)	Since 2005. Serves	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	at the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (58)	Since 2010. Serves	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	at the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief Financial	at the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
and Accounting Officer	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2005. Serves	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2005. Serves	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

94 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (50)	Since July 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	at the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

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100 Pioneer Balanced ESG Fund | Annual Report | 7/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.

60 State Street

Boston, MA 02109

www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,

60 State Street, Boston, MA 02109

Underwriter of Pioneer Mutual Funds, Member SIPC

© 2021 Amundi Asset Management US, Inc. 19418-15-0921

Pioneer Securitized Income Fund

Annual Report | July 31, 2021

A: SIFFX	Y: SYFFX

Paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Securitized Income Fund | Annual Report | 7/31/21 1

President’s Letter

Dear Shareholders,

With the first half of 2021 now behind us, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in more severe virus cases and related hospitalizations, have had a positive effect on overall market sentiment, even as the emergence of highly infectious variants of the virus in certain areas has led to increased volatility.

While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.

With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.

Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income and capital gains tax rates on both individuals and businesses.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.

2 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering potential risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

September 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 3

Portfolio Management Discussion | 7/31/21

In the following interview, portfolio managers Noah Funderburk and Nicolas Pauwels discuss the market environment and the factors that affected the performance of Pioneer Securitized Income Fund* during the 12-month period ended July 31, 2021. Mr. Funderburk, a senior vice president, Director of Securitized Credit, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pauwels, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended July 31, 2021?
A	Pioneer Securitized Income Fund’s Class Y shares returned 24.32% at net asset value during the 12-month period ended July 31, 2021, while the Fund’s benchmark, the Bloomberg US Securitized MBS/ABS/CMBS Index, returned 0.18%. During the same period, the average return of the 350 mutual funds in Morningstar’s Multisector Bond Fund Category was 7.24%.
Q	Could you discuss the market environment for securitized assets during the 12-month period ended July 31, 2021?
A	The investment backdrop improved considerably over the course of the 12-month period, providing a strong tailwind for credit-oriented investments such as securitized assets. The combination of favorable US Federal Reserve (Fed) monetary policy, extensive fiscal stimulus from the US government, and the emergency-use approval of multiple COVID-19 vaccines in late 2020 led to a brighter economic outlook and fostered a significant increase in investors’ appetites for so-called riskier assets. Those developments fueled a sizable contraction in spreads for securitized assets from the distressed, high levels witnessed at the beginning of the reporting period during the summer of 2020, at which time the markets had just begun to emerge from the COVID-19-induced lows and liquidity crisis experienced the previous March. (Spreads, or credit spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
*	Note to Shareholders: On June 30, 2021, Pioneer Securitized Income Fund, a closed-end interval fund (the “Predecessor Fund”), was reorganized into a newly-organized, identically-named open-end fund (the “Fund”). Shareholders of the Predecessor Fund received Class Y shares of the Fund in the reorganization. The performance of the Fund discussed in this report includes the performance of the Predecessor Fund for periods prior to the Reorganization.

4 Pioneer Securitized Income Fund | Annual Report | 7/31/21

The strong returns for securitized assets over the past 12 months also reflected the extent to which prices had become dislocated from fundamentals in the first half of 2020, amid forced selling by levered investors facing margin calls during the market turmoil created by the onset of the pandemic.

Non-agency mortgage-backed securities (MBS) were the strongest performers among the three major securitized market segments in which the Fund invests. The sizable advance in home prices and steady recoveries in mortgage delinquency rates drove the performance of non-agency MBS for the period. As of May 31, 2021 (the last data available), the Standard & Poor’s/Case-Shiller US National Home Price Index was up by 16.6%, compared to the same time period in 2020.

Improving economic conditions provided a tailwind for asset-backed securities (ABS) over the 12-month period as well. Consumers have been benefiting from the combination of a stronger employment market and government stimulus checks, which has led to a decline in consumer debt levels and lower delinquency rates on credit cards, auto loans, and rent payments. Rising prices for used cars have also added a layer of support for the auto ABS segment.

Commercial MBS (CMBS) also posted gains for the 12-month period, but uncertainty has continued to linger regarding certain property types, especially those linked to the retail, travel, and leisure industries. However, the rollout of the COVID-19 vaccines appeared to breathe new life into investors’ appetites for securities in those areas of the market. CMBS have experienced the largest fundamental challenges presented by the pandemic, but trends began improving as the economy gradually reopened. The great urban exodus out of the cities and into the suburbs has begun to reverse, at least partially, with multi-family (apartment) vacancies rapidly decreasing once the vaccine distributions reached younger age groups. Hotel revenues rebounded to within 10% of their June 2019 levels, though the recovery has been uneven across various parts of the sector. The outlook for office properties also stabilized as it became apparent that hybrid work-from-home/work-in-the-office models were unlikely to cause wholesale reductions in aggregate demand for office space. As the range of potential outcomes in CMBS narrowed, so too did yield spreads.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 5

Q	What elements of the Fund’s positioning played the largest role in benchmark-relative results during the 12-month period ended July 31, 2021?
A	Investments in residential MBS (RMBS), which had the largest representation in the portfolio as of July 31, 2021, were the leading positive contributors to the Fund’s returns during the period. Our emphasis on non-agency MBS positions as well as a corresponding underweight in agency MBS versus the benchmark was another source of positive performance for the Fund. Holdings in ABS and CMBS, the Fund’s second- and third-largest weightings, respectively, further contributed to positive performance over the period. In the CMBS category, the Fund benefited from a portfolio tilt toward areas that we felt had stronger fundamentals, and away from areas, such as traditional enclosed-mall retail, that have continued to suffer from the aftereffects of the pandemic.

On the negative side, the Fund lost some relative performance in the second half of the period from our efforts to manage interest-rate risk through investments in US Treasury futures. After initially helping performance in February and March of 2021, the futures positions, which we utilized in an attempt to capitalize on a steepening of the yield curve, detracted from the Fund’s relative returns when the gap between the two-year and 10-year Treasury yields compressed. We retained the Fund’s futures positions through the close of the 12-month period.

Holdings in collateralized loan obligations (CLOs) also weighed on the Fund’s relative performance, to a lesser degree, as spreads within the CLO sector failed to keep pace with the broader securitized market. Record-setting new-issue supply combined with elevated prepayment activity limited the price appreciation of CLOs over the 12-month period. CLO’s relative valuations have improved since the compression in their yield spreads has lagged that of corresponding corporate bonds. We anticipate maintaining a modest and selective CLO allocation in the portfolio.

Q	Did the Fund have any exposure to derivative investments during the 12-month period ended July 31, 2021? If so, did the use of derivatives have an effect on performance?
A	Yes, as noted earlier, we invested in US Treasury futures in an attempt to manage the portfolio’s interest-rate risk and to capitalize on what had been a steepening yield curve earlier in the period. The use of Treasury futures detracted from the Fund’s relative returns for the full 12-month period.

6 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Q	How would you characterize the Fund’s distributions** to shareholders during the 12-month period ended July 31, 2021?
A	The Fund’s monthly distribution rate increased slightly over the 12-month period ended July 31, 2021.
Q	What is your current view on each segment of the securitized market in which the Fund invests?
A	Looking first at MBS, existing home sales have finally appeared to slow a bit, but record-low inventory levels seem to be the primary cause for the slowdown. With tight labor markets and the spike in lumber prices earlier in the calendar year, many builders have postponed construction projects in hopes of capturing higher profit margins later on. We believe those factors ultimately could provide support for housing prices. We have continued to favor investments in subordinated RMBS, which we think could benefit from fast prepayment rates. As prepayments amortize the senior issues, the risk faced by subordinated bonds has historically tended to decline as they move higher up in the capital structure.

With regard to ABS, historically speaking, yield spreads in most segments of the broader fixed-income market have been relatively tight, but the diversity of ABS subsectors, we think, may provide meaningful latitude when it comes to security selection. We have found what we view as the most attractive opportunities in smaller sectors such as equipment ABS and consumer loan ABS.

In CMBS, we believe the divergence of fundamentals across the broad range of securities available in the commercial real estate market argues for an active investment strategy. In the hotel sector, for instance, the recovery has favored drive-to economy hotels. Conversely, hotels at airports and in urban business districts have continued to struggle. In the retail space, brick-and-mortar sales bounced back as the worst effects of the pandemic began to ease. Still, it appears to us that certain retail properties could now be beyond recovery, due in part to the accelerated adoption of e-commerce. Across CMBS, we have continued to focus the Fund’s investments on positions backed by multi-family properties and select securities backed by a single asset from a single borrower, or SASB, where we have the ability to rigorously assess the resiliency of each asset’s cash flow.

** Distributions are not guaranteed.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 7

Q	Do you have any closing thoughts?
A	Investors have displayed periodic concerns about the potential for rising interest rates thus far in 2021, reflecting the continued growth of the US economy, ongoing stimulus spending by the government, and accelerating inflation rates. The Fund’s average duration stood at less than a half-year as of period-end; however, more than 45% of the portfolio’s investments are in floating-rate securities. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) We therefore believe the portfolio could be in a good position to weather a possible rising-rate environment. Moreover, we believe those factors indicate the potential for securitized assets to act as a source of diversification*** within the context of a traditional fixed-income portfolio.

We believe securitized assets in general have remained well supported by the backdrop of improving economic growth, a strengthening labor market, and accommodative fiscal and monetary policies. Although spreads on securitized assets compressed quite a bit over the past 12 months, we think they have remained attractive relative to other segments of the fixed-income market. At the same time, we believe security selection remains paramount for overall performance. The past year saw a large divergence in returns across the various areas of the market, as well as within each securitized category. In our view, that underscores the need for active management, intensive fundamental research, and a focus on bottom-up security selection.

*** Diversification does not assure a profit nor protect against loss.

8 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Please refer to the Schedule of Investments on pages 17–22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund invests primarily in mortgage-backed securities, asset-backed securities and other securitized asset instruments. A substantial portion of the Fund’s assets ordinarily will consist of high yield debt securities that involve substantial risk of loss.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The value of mortgage-related and asset backed securities will be influenced by factors affecting the real estate market and the assets underlying those securities. These securities are also subject to prepayment and extension risks and risk of default.

Certain securities and derivatives held by the Fund may be impossible or difficult to purchase, sell or unwind. Such securities may also be difficult to value. The use of interest rate futures and options and other derivatives can increase fund losses and reduce opportunities for gain. The Fund may invest in credit-default swaps, inverse floating-rate obligations, and other derivative instruments. Derivatives may have a leveraging effect on the Fund.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 9

As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Portfolio Summary | 7/31/21

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Velocity Commercial Capital Loan Trust, Series 2020-1, Class M6, 5.69%,
	2/25/50 (144A)	3.64%
2.	RMF Buyout Issuance Trust, Series 2020-1, Class M5, 6.0%, 2/25/30 (144A)	3.57
3.	Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1, 4.139% (1 Month USD
	LIBOR + 405 bps), 2/25/49 (144A)	3.18
4.	Mortgage Insurance-Linked Notes Series, Series 2020-1, Class B1, 3.089%
	(1 Month USD LIBOR + 300 bps), 1/25/30 (144A)	3.09
5.	Continental Credit Card ABS LLC, Series 2019-1A, Class C, 6.16%, 8/15/26 (144A)	3.01
6.	Foursight Capital Automobile Receivables Trust, Series 2020-1, Class F, 4.62%,
	6/15/27 (144A)	2.97
7.	Freddie Mac Stacr Remic Trust, Series 2021-HQA1, Class B2, 5.05%
	(SOFR30A + 500 bps), 8/25/33 (144A)	2.92
8.	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2, Class F, 4.393%,
	12/26/28 (144A)	2.89
9.	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B2, 11.089% (1 Month USD
	LIBOR + 1,100 bps), 10/25/48 (144A)	2.85
10.	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.0%,
	10/25/68 (144A)	2.70

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 11

Prices and Distributions | 7/31/21*

Net Asset Value per Share

Class	7/31/21	7/31/20
A	$10.11	$ —
Y	$10.11	$8.67

Distributions per Share: 8/1/20–7/31/21*

	Net
	Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0387	$ —	$ —
Y	$0.4508	$0.1631	$ —

Index Definitions

Bloomberg US Securitized MBS/ABS/CMBS Index tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC); investment-grade debt asset-backed securities; and investment-grade commercial mortgage backed securities. The index is constructed by grouping individual pools into aggregates or generics based on program, coupon, and vintage. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the “Value of $10,000 Investment” and “Value of $1 Million Investment” charts on pages 13–14.

* Class A commenced operations on July 2, 2021.

12 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Performance Update | 7/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Securitized Income Fund during the periods shown, compared to that of the Bloomberg US Securitized MBS/ABS/CMBS Index.

Average Annual Total Returns
(As of July 31, 2021)

Bloomberg
	Net	Public	US
	Asset	Offering	Securitized
	Value	Price	MBS/ABS/
Period	(NAV)	(POP)	CMBS Index
Life of Class
(7/2/21)	0.27%	-4.24%	0.64%

Expense Ratio
(Per prospectus dated June 30, 2021,
as revised July 30, 2021)
Gross	Net
2.28%	0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2022. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.

The Fund acquired the assets and liabilities of Pioneer Securitized Income Fund ("the Predecessor Fund") on June 30, 2021 ("the Reorganization"). As a result of the Reorganization, the Predecessor Fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of the common shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for more current expense ratios.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 13

Performance Update | 7/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $1,000,000 investment made in common shares of Pioneer Securitized Income Fund during the periods shown, compared to that of the Bloomberg US Securitized MBS/ABS/CMBS Index.

Average Annual Total Returns
(As of July 31, 2021)
	Net	Bloomberg
	Asset	US Securitized
	Value	MBS/ABS/CMBS
Period	(NAV)	Index
Life of Fund
(12/10/19)	6.87%	2.64%
1 Year	24.32	0.18

Expense Ratio
(Per prospectus dated June 30, 2021,
as revised July 30, 2021)
Gross	Net
1.77%	0.65%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2022. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions. The Fund acquired the assets and liabilities of Pioneer Securitized Income Fund (“the Predecessor Fund”) on June 30, 2021 (“the Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of the common shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Securitized Income Fund

Based on actual returns from February 1, 2021 through July 31, 2021.

Share Class	A*	Y
Beginning Account	$1,000.00	$1,000.00
Value on 2/1/21
Ending Account	$1,002.70	$1,046.64
Value on 7/31/21
Expenses Paid	$0.74	$4.87
During Period**

*	Class A shares commenced operations on July 2, 2021.
**	Expenses are equal to the Fund's annualized expense ratio of 0.90% and 0.96% for Class A and Y shares, respectively, multiplied by the average account value over the period, multiplied by 29/365 for Class A and 181/365 for Class Y (to reflect the partial year period).

Pioneer Securitized Income Fund | Annual Report | 7/31/21 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Securitized Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2021 through July 31, 2021.

Share Class	A*	Y
Beginning Account	$1,000.00	$1,000.00
Value on 2/1/21
Ending Account	$921.18	$1,020.03
Value on 7/31/21
Expenses Paid	$0.71	$4.81
During Period**

*	Class A shares commenced operations on July 2, 2021.
**	Expenses are equal to the Fund's annualized expense ratio of 0.90% and 0.96% for Class A and Y shares, respectively, multiplied by the average account value over the period, multiplied by 29/365 for Class A and 181/365 for Class Y (to reflect the partial year period).

16 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Schedule of Investments | 7/31/21

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 94.7%
	ASSET BACKED SECURITIES — 32.6% of
	Net Assets
250,000(a)	AIG CLO LLC, Series 2020-1A, Class ER, 0.0% (3 Month
	USD LIBOR + 630 bps), 4/15/34 (144A)	$ 249,352
400,000	Arivo Acceptance Auto Loan Receivables Trust , Series
	2021-1A, Class D, 5.83%, 1/18/28 (144A)	406,819
300,000	Blackbird Capital Aircraft, Series 2021-1A, Class B,
	3.446%, 7/15/46 (144A)	305,938
600,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	626,428
400,000	Crossroads Asset Trust , Series 2021-A, Class E, 5.48%,
	1/20/28 (144A)	399,921
289,722	Diamond Resorts Owner Trust, Series 2018-1, Class D,
	5.9%, 1/21/31 (144A)	294,103
183,649	Diamond Resorts Owner Trust, Series 2019-1A, Class D,
	5.25%, 2/20/32 (144A)	190,694
500,000	Fair Square Issuance Trust, Series 2020-AA, Class D,
	6.86%, 9/20/24 (144A)	506,063
500,000	First Investors Auto Owner Trust , Series 2021-1A,
	Class F, 5.37%, 4/17/28 (144A)	509,830
600,000	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class F, 4.62%, 6/15/27 (144A)	619,281
300,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 7.56% (3
	Month USD LIBOR + 744 bps), 4/29/34 (144A)	295,754
600,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2,
	Class F, 4.393%, 12/26/28 (144A)	601,712
250,000(a)	Madison Park Funding XLV Ltd., Series 2020-45A,
	Class ER, 6.476% (3 Month USD LIBOR +
	635 bps), 7/15/34 (144A)	249,991
400,000	NMEF Funding LLC, Series 2021-A, Class D, 5.78%,
	12/15/27 (144A)	400,579
500,000	Republic Finance Issuance Trust, Series 2019-A, Class C,
	5.1%, 11/22/27 (144A)	504,680
500,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class F, 5.08%, 5/15/28 (144A)	499,964
500,000	Upstart Securitization Trust, Series 2020-1, Class C,
	4.899%, 4/22/30 (144A)	518,775
	TOTAL ASSET BACKED SECURITIES
	(Cost $7,085,720)	$ 7,179,884
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	58.0% of Net Assets
150,000(a)	Bellemeade Re Ltd., Series 2020-2A, Class B1, 8.589%
	(1 Month USD LIBOR + 850 bps), 8/26/30 (144A)	$ 164,173
555,990(b)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class D, 4.0%, 10/25/68 (144A)	562,218
480,000(b)	CFMT LLC, Series 2020-HB4, Class M5, 6.0%,
	12/26/30 (144A)	481,301

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 17

Schedule of Investments | 7/31/21

(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
500,000(b)	COMM Mortgage Trust, Series 2020-CBM, Class F,
	3.633%, 2/10/37 (144A)	$ 472,068
400,000(a)	Eagle Re, Ltd., Series 2020-2, Class B1, 7.089% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	411,871
7,247,061(b)	Flagstar Mortgage Trust , Series 2021-4, Class AX1,
	0.222%, 6/1/51 (144A)	60,943
150,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B2, 9.439% (1 Month USD LIBOR +
	935 bps), 6/25/50 (144A)	183,960
100,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B2, 11.55% (SOFR30A +
	1,150 bps), 10/25/50 (144A)	131,808
250,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.7% (SOFR30A +
	565 bps), 12/25/50 (144A)	270,302
220,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B2, 9.489% (1 Month USD LIBOR +
	940 bps), 9/25/50 (144A)	274,405
440,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.8% (SOFR30A +
	475 bps), 1/25/51 (144A)	444,129
390,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5,
	Class B2, 5.55% (SOFR30A +
	550 bps), 1/25/34 (144A)	405,612
600,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.05% (SOFR30A +
	500 bps), 8/25/33 (144A)	607,843
500,000(a)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B2,
	11.089% (1 Month USD LIBOR +
	1,100 bps), 10/25/48 (144A)	594,464
500,000(a)	Freddie Mac Stacr Trust, Series 2019-FTR2, Class B1,
	3.089% (1 Month USD LIBOR + 300 bps),
	11/25/48 (144A)	488,127
400,000(a)	Freddie Mac Stacr Trust, Series 2019-FTR3, Class B2,
	4.892% (1 Month USD LIBOR + 480 bps),
	9/25/47 (144A)	398,005
650,000(a)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1,
	4.139% (1 Month USD LIBOR + 405 bps),
	2/25/49 (144A)	663,382
500,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class G, 4.093% (1 Month USD LIBOR +
	400 bps), 12/15/36 (144A)	456,042
200,000(b)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1,
	Class B1, 5.143%, 9/27/60 (144A)	208,838
300,000(a)	Home Re, Ltd., Series 2020-1, Class B1, 7.089% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	305,846

The accompanying notes are an integral part of these financial statements.

18 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
500,000(a)	Home Re, Ltd., Series 2021-2, Class B1, 4.193%
	(SOFR30A + 415 bps), 1/25/34 (144A)	$ 499,998
4,995,354(b)	Hundred Acre Wood Trust, Series 2021-INV1, Class AX1,
	0.24%, 7/25/51 (144A)	50,100
8,402,092(b)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1,
	0.144%, 12/25/51 (144A)	41,609
9,500,000(b)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1,
	0.14%, 12/25/51 (144A)	43,047
650,000(a)	Mortgage Insurance-Linked Notes Series, Series 2020-1,
	Class B1, 3.089% (1 Month USD LIBOR +
	300 bps), 1/25/30 (144A)	643,981
500,000(b)	Natixis Commercial Mortgage Securities Trust, Series
	2019-FAME, Class E, 4.398%, 8/15/36 (144A)	427,724
500,000(a)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class E, 3.593% (1 Month USD LIBOR
	+ 350 bps), 7/15/36 (144A)	495,603
180,000(a)	Radnor Re, Ltd., Series 2020-2, Class B1, 7.689%
	(1 Month USD LIBOR + 760 bps), 10/25/30 (144A)	188,257
750,000(b)	RMF Buyout Issuance Trust, Series 2020-1, Class M5,
	6.0%, 2/25/30 (144A)	742,678
289,555(a)	STACR Trust, Series 2018-HRP1, Class B2, 11.839%
	(1 Month USD LIBOR + 1,175 bps), 5/25/43 (144A)	328,386
500,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 4.289%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	528,509
150,000(a)	Traingle Re, Ltd., Series 2020-1, Class B1, 7.839%
	(1 Month USD LIBOR + 775 bps), 10/25/30 (144A)	157,976
745,756(b)	Velocity Commercial Capital Loan Trust, Series 2020-1,
	Class M6, 5.69%, 2/25/50 (144A)	757,279
250,000(b)	Vista Point Securitization Trust, Series 2020-1,
	Class B1, 5.375%, 3/25/65 (144A)	261,784
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $12,656,213)	$12,752,268
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	3.2% of Net Assets
150,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class B1, 7.8% (SOFR30A +
	775 bps), 1/25/51 (144A)	$ 178,241
500,000(a)	Multifamily Connecticut Avenue Securities Trust, Series
	2020-01, Class M10, 3.839% (1 Month USD LIBOR
	+ 375 bps), 3/25/50 (144A)	523,922
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $557,769)	$ 702,163

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 19

Schedule of Investments | 7/31/21

(continued)

Principal
Amount
USD ($)		Value
CORPORATE BONDS — 0.9% of Net Assets
Airlines — 0.9%
103,590	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	$ 120,871
72,872	United Airlines 2020-1 Class B Pass Through Trust,
	4.875%, 1/15/26	76,433
	Total Airlines	$ 197,304
TOTAL CORPORATE BONDS
	(Cost $176,461)	$ 197,304
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 94.7%
	(Cost $20,476,163)	$20,831,619
	OTHER ASSETS AND LIABILITIES — 5.3%	$ 1,155,700
	NET ASSETS — 100.0%	$21,987,319

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2021, the value of these securities amounted to $20,755,186, or 94.4% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at July 31, 2021.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at July 31, 2021.

FUTURES CONTRACT
FIXED INCOME INDEX FUTURES CONTRACT

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	(Depreciation)
35	U.S. 10 Year	9/21/21	$(4,610,880)	$(4,705,859)	$(94,979)
	Note (CBT)
TOTAL FUTURES CONTRACT			$(4,610,880)	$(4,705,859)	$(94,979)

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2021, aggregated $11,657,254 and $11,897,482, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2021, the Fund did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Securitized Income Fund | Annual Report | 7/31/21

At July 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $20,571,141 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 592,800
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(427,301)
Net unrealized appreciation	$ 165,499

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of July 31, 2021, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$7,179,884	$—	$7,179,884
Collateralized Mortgage Obligations	—	12,752,268	—	12,752,268
Commercial Mortgage-Backed Securities	—	702,163	—	702,163
Corporate Bonds	—	197,304	—	197,304
Total Investments in Securities	$—	$20,831,619	$—	$20,831,619
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$(94,979)	$—	$—	$(94,979)
Total Other Financial
Instruments	$(94,979)	$—	$—	$(94,979)

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 21

Schedule of Investments | 7/31/21

(continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Asset
Backed
Securities
Balance as of 7/31/20	$739,670
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Accrued discounts/premiums	—
Purchases	—
Sales	—
Transfers in to Level 3*	—
Transfers out of Level 3*	(739,670)
Balance as of 7/31/21	$—

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended July 31, 2021, securities with an aggregate market value of $739,670 were transferred from Level 3 to Level 2, due to valuing the securities using some observable inputs. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at July 31, 2021: $—

The accompanying notes are an integral part of these financial statements.

22 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Statement of Assets and Liabilities | 7/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $20,476,163)	$20,831,619
Cash	1,178,800
Due from broker for futures	170,333
Receivables —
Investment securities sold	950,000
Interest	41,868
Due from the Adviser	88,389
Other assets	44,014
Total assets	$23,305,023
LIABILITIES:
Payables —
Investment securities purchased	$999,964
Fund shares repurchased	84,254
Distributions	6,380
Trustees' fees	667
Professional fees	88,576
Variation margin for futures contracts	8,203
Net unrealized depreciation on futures contracts	94,979
Due to affiliates	11,641
Accrued expenses	23,040
Total liabilities	$1,317,704
NET ASSETS:
Paid-in capital	$21,523,224
Distributable earnings	464,095
Net assets	$21,987,319
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $2,029,445/200,744 shares)	$10.11
Class Y (based on $19,957,874/1,973,570 shares)	$10.11
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.11 net asset value per share/100%-4.50%
maximum sales charge)	$10.59

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 23

Statement of Operations
FOR THE YEAR ENDED 7/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$1,133,294
Total investment income		$1,133,294
EXPENSES:
Management fees	$164,876
Administrative expense	67,386
Transfer agent fees
Class Y	64
Distribution fees
Class A	415
Shareowner communications expense	340
Custodian fees	696
Registration fees	48,987
Professional fees	162,971
Printing expense	45,393
Pricing fees	5,700
Trustees' fees	7,355
Insurance expense	30
Miscellaneous	1,459
Total expenses		$505,672
Less fees waived and expenses reimbursed
by the Adviser		(313,019)
Net expenses		$192,653
Net investment income		$940,641
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$180,576
Futures contracts	52,130	$232,706
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$3,175,988
Futures contracts	(94,979)	$3,081,009
Net realized and unrealized gain (loss) on investments		$3,313,715
Net increase in net assets resulting from operations		$4,254,356

The accompanying notes are an integral part of these financial statements.

24 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Statements of Changes in Net Assets

	Year	12/10/19
	Ended	to
	7/31/21	7/31/20
FROM OPERATIONS:
Net investment income (loss)	$940,641	$549,956
Net realized gain (loss) on investments	232,706	304,483
Change in net unrealized appreciation (depreciation)
on investments	3,081,009	(2,820,532)
Net increase (decrease) in net assets resulting
from operations	$4,254,356	$(1,966,093)
DISTRIBUTIONS TO SHAREOWNERS:
Class A* ($0.04 and $– per share, respectively)	$(7,733)	$—
Class Y ($0.61 and $0.28 per share, respectively)	(1,266,522)	(549,913)
Total distributions to shareowners	$(1,274,255)	$(549,913)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$2,594,452	$19,630,451
Reinvestment of distributions	1,265,612	546,954
Cost of shares repurchased	(2,508,461)	(5,784)
Net increase in net assets resulting from Fund
share transactions	$1,351,603	$20,171,621
Net increase in net assets	$4,331,704	$17,655,615
NET ASSETS:
Beginning of year	$17,655,615	$—
End of year	$21,987,319	$17,655,615
* Class A commenced operations on July 2, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 25

Statements of Changes in Net Assets

(continued)

			12/10/19	12/10/19
	Year Ended	Year Ended	to	to
	7/31/21	7/31/21	7/31/20	7/31/20
	Shares	Amount	Shares	Amount
Class A*
Shares sold	200,000	$2,024,000	—	$—
Reinvestment of distributions	744	7,520	—	—
Less shares repurchased	—	—	—	—
Net increase	200,744	$2,031,520	—	$—
Class Y
Shares sold	58,008	$570,452	1,969,894	$19,630,451
Reinvestment of distributions	131,929	1,258,092	67,229	546,954
Less shares repurchased	(252,622)	(2,508,461)	(868)	(5,784)
Net increase (decrease)	(62,685)	$(679,917)	2,036,255	$20,171,621
* Class A commenced operations on July 2, 2021.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Financial Highlights

	7/2/21 to
	7/31/21*
Class A
Net asset value, beginning of period	$10.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.04
Net realized and unrealized gain (loss) on investments	(0.01)
Net increase (decrease) from investment operations	$0.03
Distributions to shareowners:
Net investment income	$(0.04)
Total distributions	$(0.04)
Net increase (decrease) in net asset value	$(0.01)
Net asset value, end of period	$10.11
Total return (b)	0.27	%(c)
Ratio of net expenses to average net assets	0.90	%(d)
Ratio of net investment income (loss) to average net assets	4.56	%(d)
Portfolio turnover rate	59	%(c)
Net assets, end of period (in thousands)	$2,029
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	5.42	%(d)
Net investment income (loss) to average net assets	0.04	%(d)

*	Class A commenced operations on July 2, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 27

Financial Highlights (continued)

	Year
	Ended	12/10/19 to
	7/31/21	7/31/20*
Class Y
Net asset value, beginning of period	$8.67	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.45	$0.28
Net realized and unrealized gain (loss) on investments	1.60	(1.33)
Net increase (decrease) from investment operations	$2.05	$(1.05)
Distributions to shareowners:
Net investment income	$(0.45)	$(0.28)
Net realized gain	(0.16)	—
Total distributions	$(0.61)	$(0.28)
Net increase (decrease) in net asset value	$1.44	$(1.33)
Net asset value, end of period	$10.11	$8.67
Total return (b)	24.32%	(10.30	)%(c)
Ratio of net expenses to average net assets	0.96%	0.99	%(d)
Ratio of net investment income (loss) to average net assets	4.69%	5.06	%(d)
Portfolio turnover rate	59%	82	%(c)
Net assets, end of period (in thousands)	$19,958	$17,656
Total expenses to average net assets	2.50%	2.62	%(d)
Net investment income (loss) to average net assets	3.15%	3.43	%(d)

*	Class Y commenced operations on December 10, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

28 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Notes to Financial Statements | 7/31/21

1. Organization and Significant Accounting Policies

Pioneer Securitized Income Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust IV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund, which commenced operations on June 30, 2021, is the successor to Pioneer Securitized Income Fund, a closed-end interval fund (the “Predecessor Fund”). The Predecessor Fund transferred all of the net assets of common shares of the Predecessor Fund in exchange for Class Y shares of the Fund on June 30, 2021, in a one-to-one exchange ratio, pursuant to an agreement and plan of reorganization (the “Reorganization”) approved by the Board of Trustees of the Fund and the Predecessor Fund and by the majority shareholder of the Predecessor Fund. Accordingly, the Reorganization, which was a tax-free event to shareholders, had no effect on the Fund's operations. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund, and as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through June 30, 2021. The investment objective of the Fund is total return.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A shares commenced operations on July 2, 2021. Class C and Class K shares had not commenced operations as of July 31, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 29

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”), which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended July 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

30 Pioneer Securitized Income Fund | Annual Report | 7/31/21

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings,

Pioneer Securitized Income Fund | Annual Report | 7/31/21 31

natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At July 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B. Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial

32 Pioneer Securitized Income Fund | Annual Report | 7/31/21

statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of distributions paid during the years ended July 31, 2021 and July 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,274,255	$549,913
Total	$1,274,255	$549,913

The following shows the components of distributable earnings on a federal income tax basis at July 31, 2021:

2021
Distributable earnings:
Undistributed ordinary income	$115,019
Current year dividend payable	(6,379)
Net unrealized appreciation	355,455
Total	$464,095

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2021.

E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Pioneer Securitized Income Fund | Annual Report | 7/31/21 33

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar

34 Pioneer Securitized Income Fund | Annual Report | 7/31/21

LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate

Pioneer Securitized Income Fund | Annual Report | 7/31/21 35

its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

G. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to

36 Pioneer Securitized Income Fund | Annual Report | 7/31/21

the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the year ended July 31, 2021, was $(2,139,249). Open futures contracts outstanding at July 31, 2021, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.55% of the fund’s average daily net assets up to $1 billion and 0.50% of the fund’s average daily net assets over $1 billion. Prior to June 30, 2021, management fees were equal to 0.85% of the Predecessor Fund’s average daily net assets. For the year ended July 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.82% of the Fund's average daily net assets.

Effective July 2, 2021, the Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 0.90%, 1.65%, 0.65% and 0.65% of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are in effect through December 1, 2022.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 37

Prior to July 2, 2021, the Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.99% of the average daily net assets attributable to Class Y shares.

There can be no assurance that the Adviser will extend the expense limitations beyond the date referred to above. Fees waived and expenses reimbursed during the year ended July 31, 2021 are reflected in the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $11,585 in management fees, administrative costs and certain other reimbursements payable to the Adviser at July 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended July 31, 2021, the Fund paid $7,355 in Trustees' compensation, which is reflected on the Statement of Operations as Trustees' fees. At July 31, 2021, the Fund had a payable for Trustees' fees on its Statement of Assets and Liabilities of $667.

4. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ —
Class Y	340
Total	$340

38 Pioneer Securitized Income Fund | Annual Report | 7/31/21

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $56 in distribution fees payable to the Distributor at July 31, 2021.

In addition, redemptions of Class A shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2021, CDSCs in the amount of $0 were paid to the Distributor.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 39

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities:
Net unrealized
appreciation on
futures contracts	$94,979	$—	$—	$—	$—
Total Value	$94,979	$—	$—	$—	$—

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Futures contracts	$52,130	$—	$—	$—	$—
Total Value	$52,130	$—	$—	$—	$—

Change in net
unrealized
appreciation
(depreciation) on:
Futures contracts	$(94,979)	$—	$—	$—	$—
Total Value	$(94,979)	$—	$—	$—	$—

7. Reorganization Information

On June 30, 2021 (“Closing Date”), the Predecessor Fund was reorganized with the Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Fund and the Predecessor Fund.

The Fund acquired the assets and liabilities of the Predecessor Fund, a closed-end interval fund. The Predecessor Fund transferred all of the net assets of common shares of the Predecessor Fund in exchange for Class Y shares of the Fund on June 30, 2021, in a one-to-one exchange ratio, pursuant to an agreement and plan of reorganization (“the Reorganization”). As a result of

 40 Pioneer Securitized Income Fund | Annual Report | 7/31/21

the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Accordingly, the Reorganization, which was a tax-free event to shareowners, had no effect on the Fund's operations. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund and as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through June 30, 2021.

The investment portfolio of the Predecessor Fund, with an aggregate value of $21,245,548 and an identified cost of $20,820,849 at June 30, 2021, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareholders of Pioneer Securitized Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Securitized Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust IV (the “Trust”)), including the schedule of investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Securitized Income Fund at July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

42 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
September 28, 2021

Pioneer Securitized Income Fund | Annual Report | 7/31/21 43

Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 72.81%.

44 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Approval of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Securitized Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. Based on their evaluation of the information provided by Amundi US, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment management agreement for the Fund. In approving the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services

The Trustees considered that the Fund, an open-end fund, is newly organized as the successor to a closed-end interval fund that had a substantially similar investment strategy to the Fund and that also was advised by Amundi US (the “Predecessor Fund”). The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Predecessor Fund, and the nature, extent and quality of the services that would be provided by Amundi US to the Fund under the investment management agreement. The Trustees reviewed Amundi US’s investment approach for the Predecessor Fund and the Fund and Amundi US’s research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provided investment management services to the Predecessor Fund and would provide investment management services to the Fund. The Trustees also considered that, as administrator, Amundi US would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered the quality of such services provided by Amundi US to the Predecessor Fund and other Pioneer Funds. The Trustees considered the implementation and effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi US would provide to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 45

Performance of the Fund

The Fund is newly organized and does not have a performance history. In considering the Predecessor Fund’s performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi US and information comparing the Predecessor Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Predecessor Fund’s benchmark index. They also discussed the Predecessor Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions with respect to the Predecessor Fund were factored into the Trustees’ deliberations concerning the approval of the investment management agreement.

Management Fee and Expenses

The Trustees considered information that compared the Fund’s proposed management fee and anticipated expense ratio with a peer group of funds, as classified by Morningstar. The Trustees considered that the Fund’s proposed management fee was lower than the Predecessor Fund’s management fee. The Trustees considered that the Fund’s anticipated net expense ratios would rank in the top quartile of the peer group across all share classes. The Trustees concluded that the proposed management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of services to be provided by Amundi US.

Profitability

The Trustees did not consider Amundi US’s profitability with respect to the management of the Fund in approving the investment management agreement because the Fund is newly offered and profitability information was not available.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment

46 Pioneer Securitized Income Fund | Annual Report | 7/31/21

and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other potential benefits to Amundi US from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment management agreement, for services that would be provided by Amundi US and its affiliates, and the revenues and profitability of Amundi US’s businesses other than the fund business. The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment management agreement.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 47

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Fund commenced operations on June 30, 2021 in connection with the reorganization of Pioneer Securitized Income Fund, a closed-end interval fund (the “Predecessor Fund”) into the Fund. As a closed-end interval fund, the Predecessor Fund was not required under Rule 22e-4 to adopt the Program. Accordingly, the Board did not review the Program with respect to the Fund or the Predecessor Fund during the most recent fiscal half-year.

48 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 49

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior	communications and securities
	earlier retirement	Executive Vice President, The Bank of New York (financial and securities	processing provider for financial
	or removal.	services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

50 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (76)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	University (1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

Pioneer Securitized Income Fund | Annual Report | 7/31/21 51

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International
	2014 - 2017). Serves	Investments Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2005.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

52 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment	None
Trustee, President and	Serves until a successor	management firm) (since September 2014); Director, CEO and President
Chief Executive Officer	trustee is elected or	of Amundi Asset Management US, Inc. (since September 2014); Director,
	earlier retirement	CEO and President of Amundi Distributor US, Inc. (since September 2014);
	or removal	Director, CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)

Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings
US, Inc. (since 2017)
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Securitized Income Fund | Annual Report | 7/31/21 53

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (56)	Since 2005. Serves	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	at the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (58)	Since 2010. Serves	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	at the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief Financial	at the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
and Accounting Officer	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2005. Serves	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2005. Serves	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

54 Pioneer Securitized Income Fund | Annual Report | 7/31/21

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (50)	Since July 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	at the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

Pioneer Securitized Income Fund | Annual Report | 7/31/21 55

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62 Pioneer Securitized Income Fund | Annual Report | 7/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.

60 State Street

Boston, MA 02109

www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,

60 State Street, Boston, MA 02109

Underwriter of Pioneer Mutual Funds, Member SIPC

© 2021 Amundi Asset Management US, Inc. 32216-01-0921

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $156,100 payable to Ernst & Young LLP for the year ended July 31, 2021 and $126,100 for the year ended July 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $27,195 and $27,195 during the fiscal years ended July 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31 2021 and 2020, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $27,195 and $27,195 during the fiscal years ended July 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust IV

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date October 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date October 5, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date October 5, 2021

* Print the name and title of each signing officer under his or her signature.